UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23002

LATTICE STRATEGIES TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

a.

Hartford Multifactor ETFs
Annual Report
September 30, 2022

■ Hartford Longevity Economy ETF
■ Hartford Multifactor Developed Markets (ex-US) ETF
■ Hartford Multifactor Diversified International ETF
■ Hartford Multifactor Emerging Markets ETF
■ Hartford Multifactor Small Cap ETF
■ Hartford Multifactor US Equity ETF

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Multifactor Exchange-Traded Funds. The following is the Funds’ Annual Report covering the period from October 1, 2021 through September 30, 2022.
Market Review
During the twelve months ended September 30, 2022, U.S. stocks, as measured by the S&P 500 Index,1 lost 15.47%. The decline was an unsettling reminder that equities have been trending toward a bear market for much of the period covered in this report. Despite the occasional rallies, stocks have been extremely volatile in the face of persistent inflation, Federal Reserve (Fed) interest rate increases, and, lately, growing fears of recession.
Many investors would prefer to remember the brief period from late-June to late-August in 2022 when stocks came off their June 2022 lows for the year and climbed to new peaks on hopes of a pause in the Fed’s interest rate increases. But Fed Chairman Jerome Powell’s hawkish Jackson Hole speech on August 26, 2022, made it clear that the Fed would not be backing off its campaign of rate hikes until it felt inflation had been brought under control. The mid-summer rally quickly faded as Powell’s words sank in and as the August 2022 Consumer Price Index (CPI)2 report of 8.3% annual inflation appeared to stiffen the Fed’s resolve.
With all the volatility we’ve seen these past 12 months, it may seem hard to believe that markets at the start of the period were, in fact, on their way to setting new positive records. Even as the Fed began expressing concerns in late 2021 over the likely persistence of inflation, the S&P 500 Index was on a steady climb on its way to a record finish as of January 3, 2022.
But as the new year unfolded, it seemed as if the market finally caught on to the Fed’s twofold messaging on inflation—first, that it no longer believed higher prices were transitory and, second, that it would soon embark on a cycle of rate hikes and Treasury balance-sheet reductions designed to slow the economy and soak up the massive amounts of liquidity that had powered a post-COVID-19 economic and market recovery.
As equity and fixed-income values began to slide in early 2022, along came Russia’s February 2022 invasion of Ukraine, a signature event that continues to roil worldwide energy markets and food supplies. With the continued backdrop of geopolitical instability, the Fed kept its anti-inflationary policy stance in focus in March 2022 by enacting a quarter-percent increase in the federal funds rate.
After a surprise jump in consumer prices in May 2022, the Fed in June 2022 raised rates by three-quarters of a percent. Since then, declining gasoline prices have helped edge the headline CPI number down a bit. But core inflation, which excludes volatile food and energy prices, remained persistently high as the period came to an end. When the Fed added another three-quarter-percent rate hike in September 2022 (with similar hikes anticipated for October 2022 and beyond), markets continued trending downward.
As we approach the winter months, recession concerns are likely to grow as a result of the impact of Fed rate hikes on labor markets, currencies, and corporate profits. With market volatility likely to persist, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Multifactor Exchange-Traded Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Multifactor ETFs
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Longevity Economy ETF
 Fund Overview
 September 30, 2022 (Unaudited)

Inception 03/16/2021 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Longevity Economy Index (LHLGEX) (the “Index”), which is designed to generate attractive risk-adjusted returns by investing in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents.
Comparison of Change in Value of $10,000 Investment (03/16/2021 - 09/30/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ended 09/30/2022
	1 Year	Since Inception[1]
Hartford Longevity Economy ETF (NAV Return)	-17.63%	-8.66%
Hartford Longevity Economy ETF (Market Price Return)	-17.69%	-8.66%
Hartford Longevity Economy Index	-17.32%	-8.28%
Russell 3000 Index (Gross)	-17.63%	-7.44%

[1]	Inception: 03/16/2021
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The Russell 3000 Index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.44%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2022.

2

Hartford Longevity Economy ETF
 Fund Overview – (continued)
 September 30, 2022 (Unaudited)

Manager Discussion
Hartford Longevity Economy ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Longevity Economy Index ("LHLGEX" or "the Index"), which is designed to generate attractive risk-adjusted returns by investing in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Provide Top-Down Thematic Exposure by identifying a Longevity economy opportunity set. Starting with the full investable U.S. equity universe, we seek to identify sub-industries that may benefit from the Longevity themes and the growth of the aging population.
2) Provide Portfolio Construction and Risk Allocation through conviction-based industry and position size risk controls to help ensure significant top-down Longevity economy exposure to higher conviction sub-industries.
3) Enhance Return Potential by selecting companies in the Longevity economy opportunity set with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
For the fiscal year ended September 30, 2022, the Fund returned -17.63% at net asset value (“NAV”) as compared to the Index which returned -17.32% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and operating expenses that are not reflected in the Index’s results.
The Fund invests in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents. Additionally, multifactor stock selection and a comprehensive risk framework are used to help achieve targeted characteristics, relative sector and size constraints, and positive exposures to value, momentum, and quality risk factors. The Fund performed in line with the -17.63% return of the Index’s reference index, the Russell 3000 Index, for the twelve-month period. A positive active exposure to the value factor was a significant contributor to the Fund’s performance relative to the Russell 3000 Index as value stocks meaningfully outperformed. However, the Fund’s smaller market cap relative to the Russell 3000 Index detracted from relative performance, as mid- and small-cap stocks underperformed for the period. The Fund’s sector positioning relative to the Russell 3000 Index also detracted from performance, led by the Fund’s underweight in Energy and overweights in Communication Services and Healthcare.
The Fund did not use derivatives during the period; therefore, derivatives had no impact on Fund performance.
U.S. equity markets generated negative results over the trailing twelve-month period ended September 30, 2022, with the Russell 3000 Index returning -17.63% for the period. Domestic stocks posted positive results during the fourth quarter of 2021. However, equities started to drop in early 2022 as increasing volatility due to rising geopolitical instability, tightening monetary policy, and concerns about the global economic growth outlook weighed on markets. Equities sold off further upon the Russian invasion of Ukraine in February 2022. Stocks had a brief bounce in March 2022 before the downward trend in equities accelerated in the second quarter of 2022, as a rapid rise in inflation, increasing interest rates, constrained supply chains, and risk of slowing economic growth pressured markets. Stocks rose at the beginning of the third quarter of 2022 but then deteriorated upon fears of aggressive interest rate hikes and suffered steep losses in September 2022 after a larger-than-expected rise in core consumer prices surprised investors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • The Fund's focus on securities of issuers that are expected to benefit from providing goods and services that are needed by or attractive to the world's aging populations may affect the Fund's exposure to certain industries or types of investments. Certain investments in companies focused on longevity and aging solutions may be affected by government regulations or other factors. • Investments focused in a sector, industry or group of industries may increase volatility and risk.
Composition by Sector(1)
as of 09/30/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	10.3%
Consumer Discretionary	14.8
Consumer Staples	6.1
Financials	13.0
Health Care	23.8
Industrials	2.7
Information Technology	26.6
Real Estate	1.3
Utilities	1.3
Total	99.9%
Short-Term Investments	0.3
Other Assets & Liabilities	(0.2)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
3

Hartford Multifactor Developed Markets (ex-US) ETF
 Fund Overview
 September 30, 2022 (Unaudited)

Inception 02/25/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in major developed markets of Europe, Canada and the Pacific Region.
Comparison of Change in Value of $10,000 Investment (02/25/2015 - 09/30/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ended 09/30/2022
	1 Year	5 Years	Since Inception[1]
Multifactor Developed Markets (ex-US) ETF (NAV Return)	-23.89%	-1.90%	1.27%
Multifactor Developed Markets (ex-US) ETF (Market Price Return)	-23.89%	-2.10%	1.20%
Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index	-23.70%	-1.78%	1.43%
MSCI World ex USA Index (Net)	-23.91%	-0.39%	1.30%

[1]	Inception: 02/25/2015
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The MSCI World ex USA Index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2022.

4

Hartford Multifactor Developed Markets (ex-US) ETF
 Fund Overview – (continued)
 September 30, 2022 (Unaudited)

Manager Discussion
Hartford Multifactor Developed Markets (ex-US) ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index ("LRODMX" or "the Index"), which tracks the performance of companies located in major developed markets of Europe, Canada, and the Pacific Region.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by providing exposure to the growth potential of international companies while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by diversifying exposure across developed-market economies and potentially reducing individual country, currency, and individual company risks.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned -23.89% at net asset value (“NAV”) for the fiscal year ended September 30, 2022, compared to the Index, which returned -23.70% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the country, sector, and market cap levels versus cap-weighted indices. In doing so, the Fund invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high-quality investment factors. The Fund outperformed the -23.91% return of the Index’s reference index, the MSCI World ex USA Index, for the twelve-month period. A positive active exposure to the value factor was a meaningful contributor to the Fund’s performance relative to the MSCI World ex USA Index, as developed international value stocks outperformed overall developed international stocks for the period. The Fund’s lower volatility exposure relative to the MSCI World ex USA Index also contributed to relative performance during the period, as international equities in general generated negative returns.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
International developed equity markets generated negative results over the trailing twelve-month period ended September 30, 2022, with the MSCI World ex USA Index returning -23.91% for the period. Developed ex-U.S. equity markets posted positive returns for the fourth quarter of 2021. However, equities started to drop in early 2022 as increasing volatility due to rising geopolitical instability, tightening monetary policy, and concerns about the global economic growth outlook weighed on markets. Equities sold off further upon the Russian invasion of Ukraine in February 2022. Stocks had a brief bounce in March 2022 before the downward trend in equities accelerated in the second quarter of 2022, as a rapid rise in inflation, increasing interest rates, constrained supply chains, and risk of slowing economic growth pressured markets. Stocks rose at the beginning of the third quarter of 2022 but then deteriorated upon fears of aggressive interest rate hikes and suffered steep losses in September 2022 after a larger-than-expected rise in core consumer prices surprised investors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Investments focused in a country, region, sector, industry or group of industries may increase volatility and risk. • Mid-cap securities can have greater risks and volatility than large-cap securities.
Composition by Sector(1)
as of 09/30/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.8%
Consumer Discretionary	8.7
Consumer Staples	11.6
Energy	4.0
Financials	17.0
Health Care	13.8
Industrials	15.0
Information Technology	6.3
Materials	6.1
Real Estate	4.7
Utilities	5.6
Total	98.6%
Short-Term Investments	3.3
Other Assets & Liabilities	(1.9)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
5

Hartford Multifactor Diversified International ETF
 Fund Overview
 September 30, 2022 (Unaudited)

Inception 05/10/2017 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in both developed and emerging markets.
Comparison of Change in Value of $10,000 Investment (05/10/2017 - 09/30/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ended 09/30/2022
	1 Year	5 Years	Since Inception[1]
Multifactor Diversified International ETF (NAV Return)	-20.34%	-0.80%	0.48%
Multifactor Diversified International ETF (Market Price Return)	-20.90%	-1.21%	0.31%
Hartford Multifactor Diversified International Index	-20.21%	—	-3.08% [2]
MSCI All Country World (ACWI) ex USA Index (Net)	-25.17%	-0.81%	0.69%

[1]	Inception: 05/10/2017
[2]	The Hartford Multifactor Diversified International Index commenced operations on 06/28/2019. Reflects annualized returns starting on 06/28/2019.
Performance information prior to 11/06/2019 reflects the Fund’s performance when it tracked its prior index.
Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. (“Cboe BZX”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The MSCI ACWI ex USA Index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
As a result of the sanctions imposed upon various Russian entities and persons as a result of the Russian invasion of Ukraine, a Russian security was removed from the Hartford Multifactor Diversified International Index effective March 9, 2022. Because of the direct and indirect effect of the sanctions and counter sanctions by Russia, which have collectively led to a lack of liquidity for Russian securities, the Fund’s investment in Russia, which was in the form of a depositary receipt, could not be sold. For this reason, the Fund continues to hold a position with exposure to Russia that is not included within the Hartford Multifactor Diversified International Index, which may affect the performance of the Fund relative to the index.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2022.

6

Hartford Multifactor Diversified International ETF
 Fund Overview – (continued)
 September 30, 2022 (Unaudited)

Manager Discussion
Hartford Multifactor Diversified International ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Multifactor Diversified International Index (“LRODEX” or “the Index”), which tracks the performance of companies located in both developed (ex-U.S.) and emerging markets.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by providing exposure to the growth potential of international companies while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by diversifying exposure across developed (excluding the U.S.) and emerging economies while balancing risk across sectors.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned -20.34% at net asset value (“NAV”) for the fiscal year ended September 30, 2022, as compared to the Index, which returned -20.21% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the country, sector, and market cap levels versus cap-weighted indices. In doing so, the Fund invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high-quality investment factors. The Fund outperformed the -25.17% return of the Index’s reference index, the MSCI ACWI ex USA Index, for the twelve-month period. A positive active exposure to the value factor was a meaningful contributor to the Fund’s performance relative to the MSCI ACWI ex USA Index, as developed international and emerging market value stocks meaningfully outperformed overall developed international and emerging market stocks. The Fund’s lower volatility exposure relative to the MSCI All Country World (ACWI) ex USA Index also contributed to relative performance during the period, as negative returns were generated by the broader developed- and emerging-market equity markets.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
International equity markets declined over the trailing twelve-month period ended September 30, 2022, with the MSCI ACWI ex USA Index returning -25.17% for the period. International equity markets had positive results for the fourth quarter of 2021. However, international equities started to drop in early 2022 as increasing volatility due to rising geopolitical instability, tightening monetary policy, and concerns about the global economic growth outlook weighed on markets. Equities sold off further upon the Russian invasion of Ukraine in February 2022. Stocks had a brief bounce in March 2022 before the downward trend in equities accelerated in the second quarter of 2022, as a rapid rise in inflation, increasing interest rates, constrained supply chains, and risk of slowing economic growth pressured markets. Stocks rose at the beginning of the third quarter of 2022, but then deteriorated upon fears of aggressive interest-rate hikes and suffered steep losses in September 2022 after a larger-than-expected rise in core consumer prices surprised investors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Investments focused in a particular country, region, sector or industry are subject to greater volatility and risk.
Composition by Sector(1)
as of 09/30/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.7%
Consumer Discretionary	9.2
Consumer Staples	10.3
Energy	5.1
Financials	17.6
Health Care	11.9
Industrials	10.8
Information Technology	12.4
Materials	6.6
Real Estate	3.8
Utilities	3.8
Total	99.2%
Short-Term Investments	0.5
Other Assets & Liabilities	0.3
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
7

Hartford Multifactor Emerging Markets ETF
 Fund Overview
 September 30, 2022 (Unaudited)

Inception 02/25/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index based upon the emerging markets of the world.
Comparison of Change in Value of $10,000 Investment (02/25/2015 - 09/30/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ended 09/30/2022
	1 Year	5 Years	Since Inception[1]
Multifactor Emerging Markets ETF (NAV Return)	-22.68%	-2.54%	-1.40%
Multifactor Emerging Markets ETF (Market Price Return)	-22.85%	-2.90%	-1.53%
Hartford Multifactor Emerging Markets Equity Index	-22.03%	—	-3.71% [2]
MSCI Emerging Markets Index (Net)	-28.11%	-1.81%	0.79%

[1]	Inception: 02/25/2015
[2]	The Hartford Multifactor Emerging Markets Equity Index commenced operations on 06/28/2019. Reflects annualized returns starting on 06/28/2019.
Performance information prior to 09/11/2019 reflects the Fund’s performance when it tracked its prior index.
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The MSCI Emerging Markets Index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
As a result of the sanctions imposed upon various Russian entities and persons as a result of the Russian invasion of Ukraine, Russian securities were removed from the Hartford Multifactor Emerging Markets Equity Index effective March 9, 2022. Because of the direct and indirect effect of the sanctions and counter sanctions by Russia, which have collectively led to a lack of liquidity for Russian securities, the Fund’s investments in Russia, which were in the form of depositary receipts, could not be sold. For this reason, the Fund continues to hold positions with exposure to Russia that are not included within the Hartford Multifactor Emerging Markets Equity Index, which may affect the performance of the Fund relative to the index.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.44%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2022.

8

Hartford Multifactor Emerging Markets ETF
 Fund Overview – (continued)
 September 30, 2022 (Unaudited)

Manager Discussion
Hartford Multifactor Emerging Markets ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Multifactor Emerging Markets Equity Index (“LROEMX” or “the Index”), which tracks the performance of companies located in the emerging markets of the world.
The Fund seeks to generate returns and reduce volatility by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by expanding the investment opportunity and seeking to harness emerging markets’ growth potential and allocating risk across countries while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by improving exposure to countries earlier in their growth cycle (beyond the largest emerging countries) as well as to companies tied more closely to local emerging economies.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned -22.68% based on net asset value (“NAV”) for the fiscal year ended September 30, 2022, as compared to the Index, which returned -22.03% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the country, sector, and market cap levels versus cap-weighted indices. In doing so, the Fund invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high-quality investment factors. The Fund outperformed the -28.11% return of the Index’s reference index, the MSCI Emerging Markets Index, for the twelve-month period as emerging-markets value stocks meaningfully outperformed overall emerging-markets stocks. A positive active exposure to the value factor was a significant positive contributor to the Fund’s performance relative to the MSCI Emerging Markets Index. The Fund’s lower volatility exposure relative to the MSCI Emerging Markets Index was also a significant contributor to the Fund’s relative performance during the period, as emerging-markets equities in general posted negative returns. In addition, the Fund’s underweight to China and overweights to Indonesia, Mexico, and Turkey versus the MSCI Emerging Markets Index also contributed positively to results.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
Emerging-markets equities generated negative results over the trailing twelve-month period ended September 30, 2022, with the MSCI Emerging Markets Index returning -28.11% for the period. The decline in the MSCI Emerging Markets Index off its peak in early 2021 continued during the fourth quarter of 2021 and into 2022, as the index posted negative returns for five consecutive quarters. Emerging markets broadly experienced a negative impact from decelerating global economic conditions amid elevated geopolitical tensions, ongoing supply chain disruptions, and surging food and energy prices. Tighter global monetary policy also weighed on investor sentiment. Volatility was widespread across regions and countries. The Russian invasion of Ukraine roiled markets and heavily impacted parts of Central and Eastern Europe. Higher prices in energy, grains, and metals benefited economies that rely heavily on commodity exports; however, inflationary pressures had a negative impact on energy-intensive sectors and manufacturing-led economies. Higher prices in goods and services also weighed on domestic consumption. Fears of manufacturing disruptions in China and the impairment to supply chains also contributed to volatility and lower investor sentiment that drove the risk-off drawdown in emerging markets.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets and in particular geographic regions or countries. • Investments focused in a country, region, sector, industry or group of industries may increase volatility and risk.
Composition by Sector(1)
as of 09/30/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	10.9%
Consumer Discretionary	12.4
Consumer Staples	7.4
Energy	7.2
Financials	18.8
Health Care	5.9
Industrials	5.1
Information Technology	19.4
Materials	6.2
Real Estate	1.9
Utilities	4.0
Total	99.2%
Other Assets & Liabilities	0.8
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
9

Hartford Multifactor Small Cap ETF
 Fund Overview
 September 30, 2022 (Unaudited)

Inception 03/23/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of small capitalization exchange traded equity securities.
Comparison of Change in Value of $10,000 Investment (03/23/2015 - 09/30/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ended 09/30/2022
	1 Year	5 Years	Since Inception[1]
Multifactor Small Cap ETF (NAV Return)	-13.38%	3.80%	5.90%
Multifactor Small Cap ETF (Market Price Return)	-13.24%	3.73%	5.91%
Hartford Multifactor Small Cap Index	-13.12%	—	6.79% [2]
Russell 2000 Index (Gross)	-23.50%	3.55%	5.12%

[1]	Inception: 03/23/2015
[2]	The Hartford Multifactor Small Cap Index commenced operations on 06/28/2019. Reflects annualized returns starting on 06/28/2019.
Performance information prior to 11/06/2019 reflects the Fund’s performance when it tracked its prior index.
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The Russell 2000 Index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.34%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2022.

10

Hartford Multifactor Small Cap ETF
 Fund Overview – (continued)
 September 30, 2022 (Unaudited)

Manager Discussion
Hartford Multifactor Small Cap ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Multifactor Small Cap Index (“LROSCX” or “the Index”), which tracks the performance of small cap exchange-traded equity securities.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by providing exposure to the growth potential of small companies while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by diversifying exposure across sectors and potentially reducing individual company risks.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned -13.38% based on net asset value (“NAV”) for the fiscal year ended September 30, 2022, as compared to the Index which returned -13.12% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the sector level versus cap-weighted indices. In doing so, the Fund invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high-quality investment factors. The Fund outperformed the -23.50% return of the Index’s reference index, the Russell 2000 Index, for the twelve-month period. A positive active exposure to the value factor was a significant contributor to the Fund’s performance relative to the Russell 2000 Index as small-cap value stocks meaningfully outperformed overall small-cap stocks. The Fund’s lower volatility exposure relative to the Russell 2000 Index also contributed to the Fund’s relative performance during the period, as small-cap equities in general had negative returns.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
U.S. small-cap equity markets generated negative results over the trailing twelve-month period ended September 30, 2022, with the Russell 2000 Index returning -23.50% for the period. Domestic small-cap stocks had positive results for the fourth quarter of 2021. However, equities started to drop in early 2022 as increasing volatility due to rising geopolitical instability, tightening monetary policy, and concerns about the global economic growth outlook weighed on markets. Equities sold off further upon the Russian invasion of
Ukraine in February 2022. Stocks had a brief bounce in March before the downward trend in equities accelerated in the second quarter of 2022, as a rapid rise in inflation, increasing interest rates, constrained supply chains, and risk of slowing economic growth pressured markets. Stocks rose the beginning of the third quarter of 2022 but then deteriorated upon fears of aggressive interest rate hikes and suffered steep losses in September 2022 after a larger-than-expected rise in core consumer prices surprised investors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Small cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Investments focused in a particular sector or industry are subject to greater market volatility risk.
Composition by Sector(1)
as of 09/30/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.7%
Consumer Discretionary	14.5
Consumer Staples	6.1
Energy	2.8
Financials	15.5
Health Care	18.3
Industrials	16.7
Information Technology	11.5
Materials	5.2
Real Estate	4.9
Utilities	0.5
Total	99.7%
Short-Term Investments	1.0
Other Assets & Liabilities	(0.7)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
11

Hartford Multifactor US Equity ETF
 Fund Overview
 September 30, 2022 (Unaudited)

Inception 02/25/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded U.S. equity securities.
Comparison of Change in Value of $10,000 Investment (02/25/2015 - 09/30/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ended 09/30/2022
	1 Year	5 Years	Since Inception[1]
Multifactor US Equity ETF (NAV Return)	-9.89%	6.18%	6.66%
Multifactor US Equity ETF (Market Price Return)	-9.82%	6.21%	6.67%
Hartford Multifactor Large Cap Index	-9.75%	—	5.67% [2]
Russell 1000 Index (Gross)	-17.22%	9.00%	8.98%

[1]	Inception: 02/25/2015
[2]	The Hartford Multifactor Large Cap Index commenced operations on 06/28/2019. Reflects annualized returns starting on 06/28/2019.
Performance information prior to 09/11/2019 reflects the Fund’s performance when it tracked its prior index.
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The Russell 1000 Index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.19%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2022.

12

Hartford Multifactor US Equity ETF
 Fund Overview – (continued)
 September 30, 2022 (Unaudited)

Manager Discussion
Hartford Multifactor US Equity ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Multifactor Large Cap Index (“LROLCX” or “the Index”), which tracks the performance of large-cap exchange-traded U.S. equity securities.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by allocating capital deeper in the U.S. Large Cap Universe toward companies with more favorable risk/reward potential while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by providing diversified exposure across the U.S. Large Cap Universe, beyond mega-caps.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned -9.89% based on net asset value (“NAV”) for the fiscal year ended September 30, 2022, as compared to the Index, which returned -9.75% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the sector and market cap levels versus cap-weighted indices. In doing so, the Fund invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high-quality investment factors. The Fund outperformed the -17.22% return of the Index’s reference index, the Russell 1000 Index, for the twelve-month period. The Fund’s positive active exposure to the value factor was a significant contributor to performance relative to the Russell 1000 Index, as large-cap value stocks meaningfully outperformed overall large-cap stocks. The Fund’s lower volatility exposure relative to the Russell 1000 Index also contributed to relative performance during the period, as large-cap equities generated negative returns.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
U.S. large-cap equity markets generated negative results over the trailing twelve-month period ended September 30, 2022, with the Russell 1000 Index returning -17.22% for the period. Domestic large-cap stocks posted positive returns for the fourth quarter of 2021.
However, equities started to drop in early 2022 as increasing volatility due to rising geopolitical instability, tightening monetary policy, and concerns about the global economic growth outlook weighed on markets. Equities sold off further upon the Russian invasion of Ukraine in February 2022. Stocks had a brief bounce in March 2022 before the downward trend in equities accelerated in the second quarter of 2022, as a rapid rise in inflation, increasing interest rates, constrained supply chains, and the risk of slowing economic growth pressured markets. Stocks rose at the beginning of the third quarter of 2022 but then deteriorated upon fears of aggressive interest-rate hikes. In September 2022, U.S. large-cap stocks suffered steep losses after a larger-than-expected rise in core consumer prices surprised investors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Investments focused in a sector, industry or group of industries may increase volatility and risk.
Composition by Sector(1)
as of 09/30/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.5%
Consumer Discretionary	9.9
Consumer Staples	8.3
Energy	2.5
Financials	10.4
Health Care	17.0
Industrials	10.6
Information Technology	24.3
Materials	3.9
Real Estate	1.5
Utilities	4.7
Total	99.6%
Short-Term Investments	0.2
Other Assets & Liabilities	0.2
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

13

Hartford Multifactor ETFs
Benchmark Glossary (Unaudited)

Hartford Longevity Economy Index seeks to generate attractive risk-adjusted returns by investing in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents.
Hartford Multifactor Diversified International Index seeks to enhance return potential available from investment in developed market (excluding the US) and emerging market companies while reducing volatility by up to fifteen-percent over a complete market cycle.
Hartford Multifactor Emerging Markets Equity Index seeks to enhance return potential available from investment in emerging market companies while reducing volatility by up to fifteen-percent over a complete market cycle.
Hartford Multifactor Large Cap Index seeks to enhance return potential available from investment in the initial capitalization-weighted universe while reducing volatility by up to fifteen-percent over a complete market cycle.
Hartford Multifactor Small Cap Index seeks to enhance return potential available from investment in the initial capitalization-weighted universe while reducing volatility by up to fifteen-percent over a complete market cycle.
Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index seeks to address risks and opportunities within developed market stocks located outside the US by selecting equity securities exhibiting a favorable combination of factors, including value, momentum, and quality.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across emerging market countries.
MSCI World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets countries (excluding the US).
Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
Russell 1000 Index (Gross) (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
Russell 2000 Index (Gross) (reflects no deduction for fees, expenses or taxes) is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 3000 Index (Gross) (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.

14

Hartford Multifactor ETFs
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2022 through September 30, 2022. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher. Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (including extraordinary expenses and interest expense). Expenses are equal to a Fund's annualized expense ratio multiplied by average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During the Period April 1, 2022 through September 30, 2022	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During the Period April 1, 2022 through September 30, 2022	Annualized expense ratio
Hartford Longevity Economy ETF	$ 1,000.00	$ 816.30	$ 2.00	$ 1,000.00	$ 1,022.86	$ 2.23	0.44%
Hartford Multifactor Developed Markets (ex-US) ETF	$ 1,000.00	$ 766.00	$ 1.28	$ 1,000.00	$ 1,023.61	$ 1.47	0.29%
Hartford Multifactor Diversified International ETF	$ 1,000.00	$ 769.90	$ 1.29	$ 1,000.00	$ 1,023.61	$ 1.47	0.29%
Hartford Multifactor Emerging Markets ETF	$ 1,000.00	$ 788.50	$ 1.97	$ 1,000.00	$ 1,022.86	$ 2.23	0.44%
Hartford Multifactor Small Cap ETF	$ 1,000.00	$ 846.60	$ 1.57	$ 1,000.00	$ 1,023.36	$ 1.72	0.34%
Hartford Multifactor US Equity ETF	$ 1,000.00	$ 846.50	$ 0.88	$ 1,000.00	$ 1,024.12	$ 0.96	0.19%
15

Hartford Longevity Economy ETF
Schedule of Investments
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9%
	Automobiles & Components - 1.9%
7,221	Ford Motor Co.	$ 80,875
1,120	General Motors Co.	35,941
955	Standard Motor Products, Inc.	31,037
1,906	Thor Industries, Inc.	133,382
2,114	Winnebago Industries, Inc.	112,486
		393,721
	Banks - 4.2%
1,498	Bank of America Corp.	45,240
595	Banner Corp.	35,153
3,080	Citigroup, Inc.	128,344
849	Citizens Financial Group, Inc.	29,172
2,058	Fifth Third Bancorp	65,774
977	FNB Corp.	11,333
831	Heritage Financial Corp.	21,997
533	Huntington Bancshares, Inc.	7,025
993	International Bancshares Corp.	42,202
548	JP Morgan Chase & Co.	57,266
752	KeyCorp.	12,047
95	M&T Bank Corp.	16,750
477	NBT Bancorp, Inc.	18,102
1,714	Northwest Bancshares, Inc.	23,156
167	PNC Financial Services Group, Inc.	24,953
2,634	Regions Financial Corp.	52,864
865	S&T Bancorp, Inc.	25,353
68	SouthState Corp.	5,380
439	Truist Financial Corp.	19,114
493	Trustmark Corp.	15,101
1,356	U.S. Bancorp	54,674
2,332	Wells Fargo & Co.	93,793
1,162	WesBanco, Inc.	38,776
		843,569
	Capital Goods - 2.2%
149	3M Co.	16,464
334	General Dynamics Corp.	70,865
84	Huntington Ingalls Industries, Inc.	18,606
248	L3Harris Technologies, Inc.	51,542
287	Lockheed Martin Corp.	110,865
256	Moog, Inc. Class A	18,010
260	Northrop Grumman Corp.	122,283
488	Raytheon Technologies Corp.	39,948
		448,583
	Consumer Durables & Apparel - 1.8%
715	D.R. Horton, Inc.	48,155
903	La-Z-Boy, Inc.	20,381
527	Lennar Corp. Class A	39,288
1,932	Levi Strauss & Co. Class A	27,956
968	Newell Brands, Inc.	13,446
752	Oxford Industries, Inc.	67,515
408	Ralph Lauren Corp. Class A	34,651
2,009	Sturm Ruger & Co., Inc.	102,037
124	Whirlpool Corp.	16,716
		370,145
	Consumer Services - 2.5%
16	Booking Holdings, Inc.*	26,291
137	Boyd Gaming Corp.	6,528
317	Choice Hotels International, Inc.	34,718
465	Expedia Group, Inc.*	43,566
531	Golden Entertainment, Inc.*	18,527
40	Graham Holdings Co. Class B	21,519
1,328	H&R Block, Inc.	56,493
134	Hilton Worldwide Holdings, Inc.	16,163
315	Marriott International, Inc. Class A	44,144
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Consumer Services - 2.5% - (continued)
170	McDonald's Corp.	$ 39,226
117	Monarch Casino & Resort, Inc.*	6,568
6,909	Perdoceo Education Corp.*	71,163
732	Red Rock Resorts, Inc. Class A	25,078
531	SeaWorld Entertainment, Inc.*	24,166
453	Travel + Leisure Co.	15,456
446	Yum! Brands, Inc.	47,428
		497,034
	Diversified Financials - 3.9%
118	Ameriprise Financial, Inc.	29,730
2,112	Bank of New York Mellon Corp.	81,354
213	Berkshire Hathaway, Inc. Class B*	56,875
744	Capital One Financial Corp.	68,574
764	Charles Schwab Corp.	54,909
256	CME Group, Inc.	45,345
404	Discover Financial Services	36,732
292	Goldman Sachs Group, Inc.	85,571
232	Intercontinental Exchange, Inc.	20,961
829	Jackson Financial, Inc.	23,005
92	LPL Financial Holdings, Inc.	20,100
453	Morgan Stanley	35,791
279	Nasdaq, Inc.	15,814
315	Northern Trust Corp.	26,951
31	Piper Sandler Cos.	3,247
297	Raymond James Financial, Inc.	29,350
516	State Street Corp.	31,378
519	StoneX Group, Inc.*	43,046
1,648	Synchrony Financial	46,457
976	TPG, Inc.	27,172
		782,362
	Food & Staples Retailing - 3.1%
422	BJ's Wholesale Club Holdings, Inc.*	30,726
191	Costco Wholesale Corp.	90,204
1,031	Ingles Markets, Inc. Class A	81,666
2,410	Kroger Co.	105,437
884	PriceSmart, Inc.	50,910
842	SpartanNash Co.	24,435
378	Sysco Corp.	26,728
1,866	Walgreens Boots Alliance, Inc.	58,592
1,015	Walmart, Inc.	131,645
425	Weis Markets, Inc.	30,277
		630,620
	Food, Beverage & Tobacco - 1.2%
360	General Mills, Inc.	27,579
155	Hershey Co.	34,173
839	Kellogg Co.	58,445
1,903	Tyson Foods, Inc. Class A	125,465
		245,662
	Health Care Equipment & Services - 12.4%
1,134	Abbott Laboratories	109,726
598	Allscripts Healthcare Solutions, Inc.*	9,108
1,071	AmerisourceBergen Corp. Class A	144,938
357	AMN Healthcare Services, Inc.*	37,828
773	Baxter International, Inc.	41,634
290	Becton Dickinson and Co.	64,621
49	Boston Scientific Corp.*	1,898
688	Cardinal Health, Inc.	45,876
712	Centene Corp.*	55,401
716	Change Healthcare, Inc.*	19,683
523	Cigna Corp.	145,117
1,316	Cross Country Healthcare, Inc.*	37,335
1,369	CVS Health Corp.	130,561

The accompanying notes are an integral part of these financial statements.
16

Hartford Longevity Economy ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Health Care Equipment & Services - 12.4% - (continued)
287	Edwards Lifesciences Corp.*	$ 23,715
366	Elevance Health, Inc.	166,252
194	Encompass Health Corp.	8,775
262	HCA Healthcare, Inc.	48,153
613	Henry Schein, Inc.*	40,317
2,676	Hologic, Inc.*	172,655
347	Humana, Inc.	168,361
388	Laboratory Corp. of America Holdings	79,466
367	McKesson Corp.	124,732
915	Medtronic plc	73,886
1,882	Meridian Bioscience, Inc.*	59,339
226	Molina Healthcare, Inc.*	74,544
200	National HealthCare Corp.	12,668
1,450	NextGen Healthcare, Inc.*	25,665
4,708	Patterson Cos., Inc.	113,086
698	Premier, Inc. Class A	23,690
1,523	Quest Diagnostics, Inc.	186,857
557	QuidelOrtho Corp.*	39,814
200	ResMed, Inc.	43,660
220	STERIS plc	36,582
110	Stryker Corp.	22,279
226	UnitedHealth Group, Inc.	114,139
197	Zimmer Biomet Holdings, Inc.	20,596
		2,522,957
	Household & Personal Products - 1.8%
522	Church & Dwight Co., Inc.	37,292
124	Clorox Co.	15,920
1,314	Colgate-Palmolive Co.	92,309
834	Kimberly-Clark Corp.	93,859
156	Medifast, Inc.	16,904
1,209	Nu Skin Enterprises, Inc. Class A	40,344
517	Procter & Gamble Co.	65,271
		361,899
	Insurance - 4.9%
629	Aflac, Inc.	35,350
705	Allstate Corp.	87,794
2,305	American International Group, Inc.	109,441
503	Arch Capital Group Ltd.*	22,907
1,336	Axis Capital Holdings Ltd.	65,664
212	Chubb Ltd.	38,559
683	Cincinnati Financial Corp.	61,176
36	Markel Corp.*	39,032
2,282	MetLife, Inc.	138,700
1,599	Old Republic International Corp.	33,467
872	Principal Financial Group, Inc.	62,915
1,571	Prudential Financial, Inc.	134,760
491	Travelers Cos., Inc.	75,221
2,319	Unum Group	89,977
		994,963
	Media & Entertainment - 8.3%
885	Activision Blizzard, Inc.	65,791
2,004	Alphabet, Inc. Class A*	191,683
4,623	Cargurus, Inc.*	65,508
9	Charter Communications, Inc. Class A*	2,730
2,940	Comcast Corp. Class A	86,230
281	Electronic Arts, Inc.	32,515
936	Fox Corp. Class A	28,716
536	IAC, Inc.*	29,684
151	John Wiley & Sons, Inc. Class A	5,672
990	Liberty Media Corp-Liberty Braves*	27,225
227	Live Nation Entertainment, Inc.*	17,261
1,914	Match Group, Inc.*	91,393
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Media & Entertainment - 8.3% - (continued)
1,328	Meta Platforms, Inc. Class A*	$ 180,183
1,645	Pinterest, Inc. Class A*	38,328
458	Scholastic Corp.	14,088
12,227	Sirius XM Holdings, Inc.(1)	69,816
1,250	TEGNA, Inc.	25,850
558	TripAdvisor, Inc.*	12,321
3,685	Twitter, Inc.*	161,550
78	Walt Disney Co.*	7,358
1,219	Warner Bros Discovery, Inc.*	14,019
3,060	World Wrestling Entertainment, Inc. Class A	214,720
4,355	XPERI Holding Corp.	61,580
4,539	Yelp, Inc.*	153,917
1,384	Ziff Davis, Inc.*	94,776
		1,692,914
	Pharmaceuticals, Biotechnology & Life Sciences - 11.4%
1,142	AbbVie, Inc.	153,268
533	Agilent Technologies, Inc.	64,786
569	Amgen, Inc.	128,253
965	Avantor, Inc.*	18,914
57	Biogen, Inc.*	15,219
90	Bio-Techne Corp.	25,560
3,175	Bristol-Myers Squibb Co.	225,711
219	Danaher Corp.	56,566
407	Eli Lilly & Co.	131,603
608	Exelixis, Inc.*	9,533
2,522	Gilead Sciences, Inc.	155,582
294	Innoviva, Inc.*	3,413
162	IQVIA Holdings, Inc.*	29,345
975	Johnson & Johnson	159,276
2,377	Merck & Co., Inc.	204,707
38	Mettler-Toledo International, Inc.*	41,197
209	Moderna, Inc.*	24,714
4,861	Organon & Co.	113,747
309	PerkinElmer, Inc.	37,182
4,492	Pfizer, Inc.	196,570
251	Regeneron Pharmaceuticals, Inc.*	172,906
579	Royalty Pharma plc Class A	23,264
149	Thermo Fisher Scientific, Inc.	75,571
36	United Therapeutics Corp.*	7,538
310	Vertex Pharmaceuticals, Inc.*	89,757
400	Waters Corp.*	107,812
119	West Pharmaceutical Services, Inc.	29,284
147	Zoetis, Inc.	21,799
		2,323,077
	Real Estate - 1.3%
2,414	Apple Hospitality, Inc. REIT	33,941
199	LTC Properties, Inc. REIT	7,452
672	PotlatchDeltic Corp. REIT	27,579
782	Ventas, Inc. REIT	31,413
1,409	VICI Properties, Inc. REIT	42,059
651	Welltower, Inc. REIT	41,872
2,920	Weyerhaeuser Co., REIT	83,395
		267,711
	Retailing - 9.3%
501	Academy Sports & Outdoors, Inc.	21,132
1,332	Amazon.com, Inc.*	150,516
1,602	Best Buy Co., Inc.	101,471
804	Buckle, Inc.	25,455
3,277	Caleres, Inc.	79,369
1,876	Chewy, Inc. Class A*	57,631
2,437	Designer Brands, Inc.	37,310
54	Dick's Sporting Goods, Inc.	5,651

The accompanying notes are an integral part of these financial statements.
17

Hartford Longevity Economy ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Retailing - 9.3% - (continued)
217	Dillard's, Inc. Class A	$ 59,189
231	Dollar General Corp.	55,408
424	Dollar Tree, Inc.*	57,706
1,196	DoorDash Inc.*	59,142
3,639	eBay, Inc.	133,952
85	Etsy, Inc.*	8,511
487	Home Depot, Inc.	134,383
548	Kohl's Corp.	13,782
885	Lowe's Cos., Inc.	166,212
5,828	Macy's, Inc.	91,325
6,435	Overstock.com, Inc.*	156,692
36,989	Qurate Retail, Inc.	74,348
6,290	Revolve Group, Inc.*	136,430
2,723	Shutterstock, Inc.	136,613
68	Signet Jewelers Ltd.	3,889
115	Target Corp.	17,065
188	Tractor Supply Co.	34,945
123	Ulta Beauty, Inc.*	49,346
257	Wayfair, Inc. Class A*	8,365
154	Williams-Sonoma, Inc.	18,149
		1,893,987
	Semiconductors & Semiconductor Equipment - 5.4%
1,448	Alpha & Omega Semiconductor Ltd.*	44,541
231	Analog Devices, Inc.	32,188
247	Broadcom, Inc.	109,670
558	Cirrus Logic, Inc.*	38,390
6,875	Intel Corp.	177,169
684	Microchip Technology, Inc.	41,745
2,709	Micron Technology, Inc.	135,721
101	Monolithic Power Systems, Inc.	36,703
329	NXP Semiconductors N.V.	48,531
1,339	ON Semiconductor Corp.*	83,460
1,032	QUALCOMM, Inc.	116,595
907	Skyworks Solutions, Inc.	77,340
645	SMART Global Holdings, Inc.*	10,236
854	Texas Instruments, Inc.	132,182
		1,084,471
	Software & Services - 12.5%
12,199	A10 Networks, Inc.	161,881
195	ACI Worldwide, Inc.*	4,076
114	Adobe, Inc.*	31,373
31	ANSYS, Inc.*	6,873
26	Autodesk, Inc.*	4,857
207	Automatic Data Processing, Inc.	46,821
1,667	Box, Inc. Class A*	40,658
310	Broadridge Financial Solutions, Inc.	44,739
799	Cadence Design Systems, Inc.*	130,581
1,053	CommVault Systems, Inc.*	55,851
7,169	Conduent, Inc.*	23,945
723	Consensus Cloud Solutions, Inc.*	34,198
96	Crowdstrike Holdings, Inc.*	15,822
1,659	CSG Systems International, Inc.	87,728
1,354	Dolby Laboratories, Inc. Class A	88,213
2,233	Dropbox, Inc. Class A*	46,268
19	ExlService Holdings, Inc.*	2,800
11	Fair Isaac Corp.*	4,532
2,339	Fortinet, Inc.*	114,915
2,026	InterDigital, Inc.	81,891
100	Intuit, Inc.	38,732
671	Jack Henry & Associates, Inc.	122,303
33	Mastercard, Inc. Class A	9,383
181	MAXIMUS, Inc.	10,475
596	Microsoft Corp.	138,808
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Software & Services - 12.5% - (continued)
4,194	Nortonlifelock, Inc.	$ 84,467
2,033	Oracle Corp.	124,155
519	Palo Alto Networks, Inc.*	85,007
825	Paychex, Inc.	92,573
3,322	Progress Software Corp.	141,351
355	Qualys, Inc.*	49,483
211	Roper Technologies, Inc.	75,884
107	ServiceNow, Inc.*	40,404
49	SPS Commerce, Inc.*	6,087
367	Synopsys, Inc.*	112,122
2,424	Teradata Corp.*	75,289
366	Verint Systems, Inc.*	12,290
120	Visa, Inc. Class A	21,318
1,208	VMware, Inc. Class A	128,604
8,613	Western Union Co.	116,276
395	Zoom Video Communications, Inc. Class A*	29,068
		2,542,101
	Technology Hardware & Equipment - 8.7%
1,154	Apple, Inc.	159,483
143	Arrow Electronics, Inc.*	13,183
2,998	Avid Technology, Inc.*	69,733
2,972	Avnet, Inc.	107,349
72	CDW Corp.	11,238
4,943	Dell Technologies, Inc. Class C	168,902
1,308	ePlus, Inc.*	54,334
13,831	Hewlett Packard Enterprise Co.	165,695
6,607	HP, Inc.	164,646
315	Jabil, Inc.	18,179
2,540	NetApp, Inc.	157,099
4,250	Pure Storage, Inc. Class A*	116,323
658	Sanmina Corp.*	30,321
1,072	ScanSource, Inc.*	28,312
2,805	Seagate Technology Holdings plc	149,310
2,684	Super Micro Computer, Inc.*	147,808
96	TE Connectivity Ltd.	10,595
4,404	Western Digital Corp.*	143,350
3,005	Xerox Holdings Corp.	39,305
		1,755,165
	Telecommunication Services - 1.3%
8,156	AT&T, Inc.	125,113
1,677	Lumen Technologies, Inc.	12,209
911	Telephone & Data Systems, Inc.	12,663
2,853	Verizon Communications, Inc.	108,328
		258,313
	Transportation - 0.5%
753	Ryder System, Inc.	56,844
2,571	Schneider National, Inc. Class B	52,191
		109,035
	Utilities - 1.3%
252	American Electric Power Co., Inc.	21,785
243	CenterPoint Energy, Inc.	6,848
162	Consolidated Edison, Inc.	13,893
79	Duke Energy Corp.	7,349
410	Edison International	23,198
167	Entergy Corp.	16,805
227	Evergy, Inc.	13,484
1,556	Exelon Corp.	58,288

The accompanying notes are an integral part of these financial statements.
18

Hartford Longevity Economy ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.9% - (continued)
	Utilities - 1.3% - (continued)
282	FirstEnergy Corp.		$ 10,434
2,590	NRG Energy, Inc.		99,119
			271,203
	Total Common Stocks (cost $23,577,998)		$ 20,289,492
SHORT-TERM INVESTMENTS - 0.3%
	Securities Lending Collateral - 0.3%
10,655	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.91%(2)		$ 10,655
35,515	HSBC US Government Money Market Fund, 2.91%(2)		35,515
10,655	Invesco Government & Agency Portfolio, Institutional Class, 2.95%(2)		10,655
10,655	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.81%(2)		10,655
	Total Short-Term Investments (cost $67,480)		$ 67,480
	Total Investments (cost $23,645,478)	100.2%	$ 20,356,972
	Other Assets and Liabilities	(0.2)%	(49,950)
	Total Net Assets	100.0%	$ 20,307,022
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 393,721	$ 393,721	$ —	$ —
Banks	843,569	843,569	—	—
Capital Goods	448,583	448,583	—	—
Consumer Durables & Apparel	370,145	370,145	—	—
Consumer Services	497,034	497,034	—	—
Diversified Financials	782,362	782,362	—	—
Food & Staples Retailing	630,620	630,620	—	—
Food, Beverage & Tobacco	245,662	245,662	—	—
Health Care Equipment & Services	2,522,957	2,522,957	—	—
Household & Personal Products	361,899	361,899	—	—
Insurance	994,963	994,963	—	—
Media & Entertainment	1,692,914	1,692,914	—	—
Pharmaceuticals, Biotechnology & Life Sciences	2,323,077	2,323,077	—	—
Real Estate	267,711	267,711	—	—
Retailing	1,893,987	1,893,987	—	—
Semiconductors & Semiconductor Equipment	1,084,471	1,084,471	—	—
Software & Services	2,542,101	2,542,101	—	—
Technology Hardware & Equipment	1,755,165	1,755,165	—	—
Telecommunication Services	258,313	258,313	—	—
Transportation	109,035	109,035	—	—
Utilities	271,203	271,203	—	—
Short-Term Investments	67,480	67,480	—	—
Total	$ 20,356,972	$ 20,356,972	$ —	$ —

(1)	For the year ended September 30, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
19

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Australia - 9.7%
1,290,361	AGL Energy Ltd.	$ 5,674,721
179,943	Ampol Ltd.	3,326,212
169,000	Ansell Ltd.	2,737,109
8,795	ASX Ltd.	405,784
1,643,249	Aurizon Holdings Ltd.	3,645,018
253,769	Australia & New Zealand Banking Group Ltd.	3,720,065
602,748	Bendigo & Adelaide Bank Ltd.	3,018,912
196,118	BHP Group Ltd.	4,857,143
432,969	BlueScope Steel Ltd.	4,228,553
296,642	Brambles Ltd.	2,176,183
4,721	Cochlear Ltd.	590,500
780,443	Coles Group Ltd.	8,244,341
226,475	Computershare Ltd.	3,605,355
15,432	CSL Ltd.	2,827,969
1,053,727	Dexus REIT	5,230,252
899,711	Endeavour Group Ltd.	4,049,284
744,192	Fortescue Metals Group Ltd.	8,048,003
1,647,683	GPT Group REIT	4,057,417
971,821	Harvey Norman Holdings Ltd.(1)	2,524,322
747,904	Incitec Pivot Ltd.	1,687,836
192,373	JB Hi-Fi Ltd.(1)	4,695,129
685,088	Medibank Pvt Ltd.	1,528,456
1,073,534	Metcash Ltd.	2,671,185
29,215	Mineral Resources Ltd.	1,235,034
2,090,773	Mirvac Group REIT	2,614,590
72,757	Premier Investments Ltd.	1,054,869
63,893	Ramsay Health Care Ltd.	2,353,062
367,649	Sonic Healthcare Ltd.	7,228,498
778,970	South32 Ltd.	1,818,045
1,100,860	Stockland REIT	2,314,499
2,263,150	Telstra Corp. Ltd.	5,602,105
853,374	Viva Energy Group Ltd.(2)	1,432,046
164,748	Wesfarmers Ltd.	4,525,104
26,529	Woodside Energy Group Ltd.	540,019
296,291	Woolworths Group Ltd.	6,467,485
		120,735,105
	Austria - 0.2%
48,003	Andritz AG	2,052,220
8,518	Vienna Insurance Group AG Wiener Versicherung Gruppe	174,403
		2,226,623
	Belgium - 1.0%
8,459	Ackermans & van Haaren N.V.	1,078,120
43,035	Ageas S.A.	1,578,441
5,832	Cofinimmo S.A. REIT	484,489
124,598	Etablissements Franz Colruyt N.V.	2,746,404
327,073	Proximus S.A.	3,394,818
44,948	UCB S.A.	3,131,648
2,075	VGP N.V.	199,009
		12,612,929
	Canada - 10.4%
114,662	Alimentation Couche-Tard, Inc.	4,640,554
43,880	Atco Ltd. Class I	1,355,632
404,195	B2Gold Corp.	1,306,085
71,194	Bank of Montreal	6,273,031
54,222	Bank of Nova Scotia(1)	2,592,617
97,975	BCE, Inc.(1)	4,129,917
97,440	Canadian Apartment Properties REIT	2,985,498
25,266	Canadian Imperial Bank of Commerce	1,111,737
25,793	Canadian Tire Corp. Ltd. Class A	2,760,351
26,321	CGI, Inc.*	1,992,010
117,529	Choice Properties Real Estate Investment Trust	1,076,882
997	Constellation Software, Inc.	1,394,654
32,506	Dollarama, Inc.	1,876,006
64,551	Emera, Inc.	2,625,636
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Canada - 10.4% - (continued)
120,020	Empire Co., Ltd. Class A	$ 3,001,264
52,417	Enbridge, Inc.	1,953,931
13,903	Fairfax Financial Holdings Ltd.	6,383,511
40,298	Finning International, Inc.	712,081
54,264	Fortis, Inc.	2,072,541
46,925	George Weston Ltd.	4,939,240
37,021	Granite Real Estate Investment Trust	1,796,288
285,335	Great-West Lifeco, Inc.	6,192,416
160,180	Hydro One Ltd.(2)	3,937,907
52,388	iA Financial Corp., Inc.	2,676,114
25,872	IGM Financial, Inc.	648,095
15,126	Intact Financial Corp.	2,152,019
111,867	Loblaw Cos., Ltd.	8,905,071
216,671	Manulife Financial Corp.	3,418,673
128,314	Metro, Inc.	6,459,357
7,138	Nutrien Ltd.	598,448
43,886	Open Text Corp.	1,166,099
284,070	Power Corp. of Canada	6,435,791
145,168	Quebecor, Inc. Class B	2,690,898
28,179	Rogers Communications, Inc. Class B	1,091,230
45,685	Royal Bank of Canada	4,135,107
25,178	Saputo, Inc.	603,407
59,757	Stantec, Inc.	2,634,605
62,650	Sun Life Financial, Inc.	2,504,541
94,212	TELUS Corp.	1,880,743
13,103	Thomson Reuters Corp.	1,352,211
26,126	TMX Group Ltd.	2,415,902
38,938	Toromont Industries Ltd.	2,724,994
58,589	Toronto-Dominion Bank	3,612,430
37,243	Tourmaline Oil Corp.	1,945,835
36,497	West Fraser Timber Co., Ltd.	2,654,303
		129,815,662
	China - 0.5%
8,415,200	Yangzijiang Shipbuilding Holdings Ltd.	6,040,599
	Denmark - 2.0%
3,842	AP Moller - Maersk A/S Class B	7,018,450
1,170	Carlsberg A/S Class B	137,781
39,995	Coloplast A/S Class B	4,088,080
93,666	Novo Nordisk A/S Class B	9,396,342
20,780	Novozymes A/S Class B	1,049,144
7,862	SimCorp A/S	445,312
16,674	Topdanmark A/S	780,766
101,355	Tryg A/S	2,095,232
		25,011,107
	Finland - 1.4%
33,801	Elisa Oyj	1,534,794
117,233	Kesko Oyj Class B	2,198,751
105,043	Kojamo Oyj	1,350,118
88,043	Kone Oyj Class B	3,416,414
99,221	Metsa Board Oyj Class B	726,097
90,817	Nordea Bank Abp	782,921
96,542	Orion Oyj Class B	4,074,392
43,663	Sampo Oyj Class A	1,871,810
78,375	TietoEVRY Oyj(1)	1,785,904
		17,741,201
	France - 6.5%
9,337	Air Liquide S.A.	1,075,320
18,203	Amundi S.A.(2)	766,087
17,389	Arkema S.A.	1,278,998
115,509	AXA S.A.	2,543,234
37,236	BioMerieux	2,969,329
46,169	BNP Paribas S.A.	1,972,230
331,475	Bouygues S.A.	8,718,984
1,431	Capgemini SE	232,011
526,442	Carrefour S.A.(1)	7,331,084

The accompanying notes are an integral part of these financial statements.
20

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	France - 6.5% - (continued)
39,678	Cie de Saint-Gobain	$ 1,440,154
199,661	Cie Generale des Etablissements Michelin SCA	4,529,068
90,913	Danone S.A.	4,325,785
22,733	Dassault Aviation S.A.	2,605,634
44,037	Eiffage S.A.	3,559,982
102,929	Electricite de France S.A.	1,198,921
391,974	Engie S.A.	4,547,295
25,383	Eurazeo SE	1,339,058
23,484	Gaztransport Et Technigaz S.A.	2,606,591
33,882	Ipsen S.A.	3,149,968
4,604	L'Oreal S.A.	1,489,529
611,270	Orange S.A.	5,537,984
121,495	Sanofi	9,331,367
33,744	SEB S.A.	2,138,807
4,363	Somfy S.A.	406,478
83,238	TotalEnergies SE(1)	3,936,541
35,834	Verallia S.A.(2)	811,622
120,846	Vivendi S.A.	943,779
		80,785,840
	Germany - 3.6%
8,047	Allianz SE	1,275,508
33,789	Aurubis AG	1,786,813
98,649	Bayer AG	4,582,255
19,312	Bayerische Motoren Werke AG	1,324,141
29,959	Brenntag SE	1,830,811
58,245	Covestro AG(2)	1,685,544
79,136	Deutsche Post AG	2,412,208
391,394	E.ON SE	3,027,556
187,125	Fresenius Medical Care AG & Co. KGaA	5,321,691
108,921	Fresenius SE & Co. KGaA	2,342,162
97,294	K&S AG	1,849,092
29,517	LEG Immobilien SE	1,774,305
57,257	Merck KGaA	9,356,113
11,998	Rheinmetall AG	1,859,457
3,785	SAP SE	311,915
39,016	Siemens Healthineers AG(2)	1,692,471
1,210,105	Telefonica Deutschland Holding AG	2,457,498
18,894	Vonovia SE	411,096
		45,300,636
	Hong Kong - 4.3%
530,600	Bank of East Asia Ltd.	581,302
1,937,000	BOC Hong Kong Holdings Ltd.	6,452,636
1,299,320	Chow Tai Fook Jewellery Group Ltd.	2,446,394
640,500	CK Asset Holdings Ltd.	3,851,208
709,500	CK Hutchison Holdings Ltd.	3,922,636
350,980	CLP Holdings Ltd.	2,653,622
235,110	Hang Seng Bank Ltd.	3,570,123
784,000	Henderson Land Development Co., Ltd.	2,197,225
1,050,609	HK Electric Investments & HK Electric Investments Ltd.	736,105
1,796,000	HKT Trust & HKT Ltd.	2,104,893
40,326	Jardine Matheson Holdings Ltd.	2,042,109
252,000	Kerry Logistics Network Ltd.	405,131
437,000	Kerry Properties Ltd.	829,476
266,600	Link REIT	1,864,526
512,000	NWS Holdings Ltd.	463,089
2,367,770	PCCW Ltd.	1,070,789
246,000	Power Assets Holdings Ltd.	1,234,716
1,120,000	Sino Land Co., Ltd.	1,480,987
1,592,000	SITC International Holdings Co., Ltd.	2,944,731
513,500	Sun Hung Kai Properties Ltd.	5,681,279
343,600	Swire Properties Ltd.	739,734
6,156,792	WH Group Ltd.(2)	3,882,358
2,063,000	Xinyi Glass Holdings Ltd.	3,001,243
		54,156,312
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Ireland - 0.4%
43,526	DCC plc	$ 2,278,294
32,256	Glanbia plc	372,243
7,320	Kerry Group plc Class A	653,998
49,703	Smurfit Kappa Group plc	1,428,123
		4,732,658
	Israel - 2.5%
498,620	Bank Hapoalim BM	4,240,383
635,941	Bank Leumi Le-Israel BM	5,474,344
1,408,763	Bezeq The Israeli Telecommunication Corp. Ltd.	2,313,317
10,319	Check Point Software Technologies Ltd.*	1,155,934
3,373	Elbit Systems Ltd.	641,971
41,223	First International Bank of Israel Ltd.	1,680,419
436,773	ICL Group Ltd.	3,536,375
92,958	Mizrahi Tefahot Bank Ltd.	3,279,749
22,360	Strauss Group Ltd.	532,873
58,284	Tower Semiconductor Ltd.*	2,552,859
217,458	ZIM Integrated Shipping Services Ltd.(1)	5,110,263
		30,518,487
	Italy - 2.7%
2,317,565	A2A S.p.A.	2,269,948
253,466	Assicurazioni Generali S.p.A.	3,481,277
128,152	Brembo S.p.A.	1,066,497
49,194	De' Longhi S.p.A.	726,267
6,476	DiaSorin S.p.A.	728,315
523,990	Eni S.p.A.	5,600,394
732,734	Hera S.p.A.	1,569,160
493,906	Italgas S.p.A.	2,310,891
374,805	Pirelli & C. S.p.A.(2)	1,233,717
117,802	Prysmian S.p.A.	3,418,287
79,407	Recordati Industria Chimica e Farmaceutica S.p.A.	2,931,944
290,452	Snam S.p.A.	1,179,708
399,212	Terna - Rete Elettrica Nazionale	2,444,300
1,039,917	Unipol Gruppo S.p.A.	4,068,905
		33,029,610
	Japan - 19.0%
51,505	ABC-Mart, Inc.	2,216,838
55,000	AGC, Inc.	1,706,104
132,700	Air Water, Inc.	1,565,868
98,600	Aisin Corp.	2,527,244
42,900	Ajinomoto Co., Inc.	1,174,271
151,982	Alfresa Holdings Corp.	1,774,497
34,600	Amada Co., Ltd.	234,499
74,088	Aozora Bank Ltd.	1,321,602
367,865	Astellas Pharma, Inc.	4,871,997
41,400	Azbil Corp.	1,078,296
9,900	BIPROGY, Inc.	214,764
135,393	Bridgestone Corp.	4,367,335
183,100	Brother Industries Ltd.	3,151,073
55,097	Canon Marketing Japan, Inc.	1,218,076
360,803	Canon, Inc.	7,906,782
17,400	COMSYS Holdings Corp.	295,960
104,600	Dai Nippon Printing Co., Ltd.	2,095,685
54,200	Dai-ichi Life Holdings, Inc.	858,243
36,700	Daiwa House Industry Co., Ltd.	746,322
190,217	Daiwa Securities Group, Inc.	744,336
1,690,800	ENEOS Holdings, Inc.	5,432,941
86,320	FUJIFILM Holdings Corp.	3,941,337
38,448	Fujitsu Ltd.	4,192,903
230,400	Haseko Corp.	2,500,663
29,673	Hitachi Ltd.	1,253,382
23,800	Hitachi Transport System Ltd.	1,423,939
114,900	Honda Motor Co., Ltd.	2,490,181
327,500	Idemitsu Kosan Co., Ltd.	7,093,250
222,200	Iida Group Holdings Co., Ltd.	3,013,428
56,471	ITOCHU Corp.	1,365,885

The accompanying notes are an integral part of these financial statements.
21

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Japan - 19.0% - (continued)
86,500	Itochu Techno-Solutions Corp.	$ 2,025,873
44,100	Iwatani Corp.	1,660,472
592,200	Japan Post Bank Co., Ltd.	4,128,155
225,681	Japan Post Holdings Co., Ltd.	1,493,210
72,500	Japan Post Insurance Co., Ltd.	1,014,785
116,700	Japan Tobacco, Inc.	1,914,027
286,900	Kajima Corp.	2,721,432
95,351	KDDI Corp.	2,795,083
110,400	Kewpie Corp.	1,815,275
86,600	Kinden Corp.	914,193
185,400	Kuraray Co., Ltd.	1,294,963
17,300	Kyocera Corp.	872,500
96,922	Lawson, Inc.	3,173,928
337,700	Marubeni Corp.	2,958,331
8,000	MatsukiyoCocokara & Co.	344,330
20,600	McDonald's Holdings Co. Japan Ltd.	717,289
284,450	Medipal Holdings Corp.	3,621,827
58,716	MEIJI Holdings Co., Ltd.	2,608,338
75,000	Mitsubishi Corp.	2,056,030
175,800	Mitsubishi Electric Corp.	1,584,380
107,876	Mitsubishi HC Capital, Inc.	463,566
238,300	Mitsubishi UFJ Financial Group, Inc.	1,072,593
55,500	Mitsui & Co., Ltd.	1,184,424
114,800	Mitsui Chemicals, Inc.	2,235,802
258,600	Mizuho Financial Group, Inc.	2,791,547
68,700	MS&AD Insurance Group Holdings, Inc.	1,820,672
164,517	NEC Corp.	5,256,770
154,800	NGK Spark Plug Co., Ltd.	2,739,974
409,500	Nikon Corp.	3,867,398
38,400	Nippon Express Holdings, Inc.	1,952,565
114,106	Nippon Telegraph & Telephone Corp.	3,079,195
169,800	Nippon Yusen KK	2,894,032
78,200	NTT Data Corp.	1,008,126
10,300	Obayashi Corp.	66,036
15,400	OBIC Business Consultants Co., Ltd.	476,645
94,800	Ono Pharmaceutical Co., Ltd.	2,214,369
22,700	Oracle Corp.	1,207,572
344,251	Osaka Gas Co., Ltd.	5,199,024
9,200	Otsuka Corp.	287,609
119,100	Otsuka Holdings Co., Ltd.	3,771,836
1,200	Panasonic Holdings Corp.	8,411
459,066	Resona Holdings, Inc.	1,674,578
98,100	Ricoh Co., Ltd.	715,697
32,200	Rinnai Corp.	2,311,361
6,500	Rohto Pharmaceutical Co., Ltd.	208,142
375,900	Santen Pharmaceutical Co., Ltd.	2,532,056
129,500	Sanwa Holdings Corp.	1,112,978
10,500	Secom Co., Ltd.	600,352
100,000	Sega Sammy Holdings, Inc.	1,360,323
394,500	Seiko Epson Corp.	5,369,201
101,365	Sekisui Chemical Co., Ltd.	1,238,131
269,648	Sekisui House Ltd.	4,472,865
16,089	Seven & i Holdings Co., Ltd.	645,361
50,440	Shimamura Co., Ltd.	4,261,848
202,100	Softbank Corp.	2,019,674
18,000	Sohgo Security Services Co., Ltd.	452,658
186,693	Subaru Corp.	2,795,010
44,717	Sugi Holdings Co., Ltd.	1,794,920
77,000	Sumitomo Corp.	958,876
234,000	Sumitomo Dainippon Pharma Co., Ltd.	1,666,752
86,900	Sumitomo Electric Industries Ltd.	878,936
87,529	Sumitomo Forestry Co., Ltd.	1,333,389
41,700	Sumitomo Heavy Industries Ltd.	770,072
87,100	Sumitomo Mitsui Financial Group, Inc.	2,421,434
9,300	Sumitomo Mitsui Trust Holdings, Inc.	263,365
309,500	Sumitomo Rubber Industries Ltd.	2,461,118
58,900	Sundrug Co., Ltd.	1,430,333
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Japan - 19.0% - (continued)
24,607	Suntory Beverage & Food Ltd.	$ 872,112
62,882	Suzuken Co., Ltd.	1,435,801
48,900	Taisei Corp.	1,358,099
66,600	Taisho Pharmaceutical Holdings Co., Ltd.	2,438,633
15,700	TIS, Inc.	415,969
12,900	Tokio Marine Holdings, Inc.	228,599
244,896	Tokyo Gas Co., Ltd.	4,146,880
227,700	Toppan, Inc.	3,388,482
12,800	Toshiba Corp.	455,245
101,000	Tosoh Corp.	1,123,424
51,019	Toyo Suisan Kaisha Ltd.	2,100,751
145,800	Toyota Boshoku Corp.	1,784,916
1,830,957	Yamada Holdings Co., Ltd.	6,021,179
84,746	Yamaha Motor Co., Ltd.	1,584,907
212,480	Yamazaki Baking Co., Ltd.	2,441,219
166,600	Yokohama Rubber Co., Ltd.	2,550,593
82,553	Zensho Holdings Co., Ltd.	2,044,647
		236,231,174
	Luxembourg - 0.3%
56,823	Eurofins Scientific SE	3,402,345
9,325	Shurgard Self Storage S.A.	380,026
		3,782,371
	Netherlands - 4.2%
401,851	Aegon N.V.	1,614,847
105,340	ASR Nederland N.V.	4,083,478
33,697	JDE Peet's N.V.	988,357
360,833	Koninklijke Ahold Delhaize N.V.	9,238,460
2,120,513	Koninklijke KPN N.V.	5,758,442
22,958	Koninklijke Philips N.V.	359,853
134,955	Koninklijke Vopak N.V.	2,472,301
210,712	NN Group N.V.(1)	8,250,765
137,477	OCI N.V.	5,058,555
51,489	QIAGEN N.V.*	2,125,466
119,176	Randstad N.V.(1)	5,204,748
68,770	Signify N.V.(2)	1,794,077
55,677	Wolters Kluwer N.V.	5,450,032
		52,399,381
	New Zealand - 0.5%
264,439	Contact Energy Ltd.	1,118,857
223,055	Fisher & Paykel Healthcare Corp. Ltd. Class C	2,334,164
339,390	Fletcher Building Ltd.	925,214
698,718	Spark New Zealand Ltd.	1,994,629
		6,372,864
	Norway - 1.6%
49,065	Austevoll Seafood ASA	332,060
202,168	Equinor ASA	6,643,544
27,219	Kongsberg Gruppen ASA	829,265
238,280	Norsk Hydro ASA	1,286,599
398,641	Orkla ASA	2,897,279
25,739	Salmar ASA	867,316
447,379	Telenor ASA	4,091,472
77,896	Yara International ASA	2,739,915
		19,687,450
	Portugal - 0.4%
112,962	Galp Energia SGPS S.A.	1,087,155
231,778	Jeronimo Martins SGPS S.A.	4,325,517
		5,412,672
	Singapore - 1.9%
141,809	DBS Group Holdings Ltd.	3,299,883
1,228,000	Frasers Logistics & Commercial Trust REIT	1,052,645
201,900	Keppel Corp. Ltd.	977,911
699,400	Olam Group Ltd.	638,521
592,952	Oversea-Chinese Banking Corp. Ltd.	4,888,579
1,367,900	Singapore Technologies Engineering Ltd.	3,412,839

The accompanying notes are an integral part of these financial statements.
22

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Singapore - 1.9% - (continued)
2,171,500	Suntec Real Estate Investment Trust REIT	$ 2,315,419
228,400	United Overseas Bank Ltd.	4,164,014
146,200	UOL Group Ltd.	677,560
240,000	Venture Corp. Ltd.	2,748,066
		24,175,437
	South Africa - 0.2%
417,246	Mediclinic International plc	2,296,253
	Spain - 1.9%
22,218	Acciona S.A.(1)	3,930,914
60,233	Enagas S.A.	934,675
236,043	Grifols S.A.*(1)	2,053,869
194,736	Iberdrola S.A.	1,827,988
49,093	Laboratorios Farmaceuticos Rovi S.A.	2,125,752
1,389,194	Mapfre S.A.	2,163,868
51,286	Naturgy Energy Group S.A.	1,192,250
241,115	Red Electrica Corp. S.A.	3,710,832
228,394	Repsol S.A.	2,641,323
984,980	Telefonica S.A.	3,257,622
		23,839,093
	Sweden - 4.1%
12,522	Assa Abloy AB Class B	236,618
100,222	Axfood AB	2,302,013
98,820	BillerudKorsnas AB	1,170,079
89,762	Boliden AB	2,803,066
385,370	Electrolux AB Class B(1)	4,035,837
112,150	Essity AB Class B	2,231,378
225,877	Getinge AB Class B	3,901,836
225,766	Investor AB Class B	3,327,849
39,094	L E Lundbergforetagen AB Class B	1,424,610
30,974	Saab AB	970,179
693,101	Securitas AB Class B(1)	4,846,554
137,609	Skandinaviska Enskilda Banken AB Class A	1,324,320
135,416	Skanska AB Class B	1,702,233
1,034,298	SSAB AB	4,458,735
249,020	Swedish Match AB	2,468,322
164,407	Swedish Orphan Biovitrum AB*	3,194,066
79,781	Tele2 AB	690,153
1,047,553	Telefonaktiebolaget LM Ericsson Class B	6,181,955
1,385,802	Telia Co. AB	3,999,751
23,227	Volvo AB Class B	330,861
		51,600,415
	Switzerland - 7.5%
106,769	Adecco Group AG	2,973,369
7,912	Allreal Holding AG	1,109,328
31,593	Baloise Holding AG	4,066,887
14,309	Banque Cantonale Vaudoise	1,362,208
500	Barry Callebaut AG	949,454
11,967	BKW AG	1,435,918
4,185	Bucher Industries AG	1,323,213
24,515	DKSH Holding AG	1,788,343
1,096	Emmi AG	856,311
32,750	Galenica AG(2)	2,387,414
4,620	Geberit AG	2,006,655
199,335	Glencore plc	1,063,968
26,196	Helvetia Holding AG	2,472,551
39,623	Kuehne + Nagel International AG	8,131,924
86,051	Logitech International S.A.(1)	4,017,316
37,203	Nestle S.A.	4,047,444
122,580	Novartis AG	9,406,622
31,793	PSP Swiss Property AG	3,197,873
31,013	Roche Holding AG	10,191,674
9,550	Schindler Holding AG	1,455,423
8,986	SFS Group AG	777,858
1,064	SGS S.A.	2,297,181
8,831	Sonova Holding AG	1,973,909
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Switzerland - 7.5% - (continued)
5,331	Swatch Group AG	$ 1,215,961
6,141	Swiss Life Holding AG	2,735,919
47,888	Swiss Prime Site AG	3,843,690
10,234	Swiss Re AG	760,700
19,134	Swisscom AG	9,010,525
193,101	UBS Group AG	2,839,865
9,591	Zurich Insurance Group AG	3,849,068
		93,548,571
	United Kingdom - 11.7%
188,778	3i Group plc	2,303,309
97,266	Admiral Group plc	2,078,725
29,065	Anglo American plc	887,540
96,795	AstraZeneca plc ADR	5,308,238
129,998	Aviva plc	563,343
994,896	B&M European Value Retail S.A.	3,399,552
1,122,741	BAE Systems plc	9,898,683
26,628	British American Tobacco plc	959,071
50,010	British Land Co. plc REIT	195,782
1,223,799	BT Group plc	1,657,794
54,071	Bunzl plc	1,665,920
49,949	Computacenter plc	1,077,803
730,738	ConvaTec Group plc(2)	1,677,125
10,360	Dechra Pharmaceuticals plc	303,231
2,153,913	Direct Line Insurance Group plc	4,460,184
86,494	DS Smith plc	248,045
22,259	Ferguson plc	2,336,679
309,300	GSK plc	9,102,699
26,619	Halma plc	607,667
309,682	Hikma Pharmaceuticals plc	4,713,590
420,022	Howden Joinery Group plc	2,368,733
1,510,989	HSBC Holdings plc	7,882,025
254,574	IG Group Holdings plc	2,169,720
323,982	Imperial Brands plc	6,708,810
101,684	Inchcape plc	774,704
37,905	Intertek Group plc	1,568,555
2,227,737	J Sainsbury plc	4,334,530
1,928,781	Kingfisher plc	4,745,426
88,053	Land Securities Group plc REIT	512,896
4,225,346	Lloyds Banking Group plc	1,952,263
1,571,582	Man Group plc	3,931,512
72,533	Mondi plc	1,128,702
242,011	National Grid plc	2,515,159
881,153	NatWest Group plc	2,222,021
21,824	Reckitt Benckiser Group plc	1,455,880
103,454	RELX plc	2,542,994
107,671	Rio Tinto plc	5,884,653
1,840,092	Royal Mail plc	3,788,776
28,242	RS GROUP plc	305,492
750,717	Sage Group plc	5,842,710
366,658	Schroders plc	1,593,405
439,875	Segro plc REIT	3,697,473
67,148	Shell plc	1,683,915
89,423	Smith & Nephew plc	1,048,639
77,540	Softcat plc	1,030,039
126,777	Spectris plc	3,872,017
2,405	Spirax-Sarco Engineering plc	279,209
262,329	SSE plc	4,473,096
652,093	Standard Chartered plc	4,125,913
1,782,476	Tesco plc	4,114,859
1,395,147	Tritax Big Box plc REIT	2,114,952
30,063	Unilever plc	1,331,969
286,707	Vodafone Group plc	323,635
		145,769,662
	Total Common Stocks (cost $1,467,579,141)	$ 1,227,822,112

The accompanying notes are an integral part of these financial statements.
23

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 0.1%
	Germany - 0.1%
41,198	Fuchs Petrolub SE (Preference Shares)		$ 1,049,350
	Total Preferred Stocks (cost $1,936,114)		$ 1,049,350
	Total Long-Term Investments (cost $1,469,515,255)		$ 1,228,871,462
SHORT-TERM INVESTMENTS - 3.3%
	Securities Lending Collateral - 3.3%
6,519,758	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.91%(3)		$ 6,519,758
21,732,524	HSBC US Government Money Market Fund, 2.91%(3)		21,732,524
6,519,757	Invesco Government & Agency Portfolio, Institutional Class, 2.95%(3)		6,519,757
6,519,757	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.81%(3)		6,519,757
	Total Short-Term Investments (cost $41,291,796)		$ 41,291,796
	Total Investments (cost $1,510,807,051)	101.9%	$ 1,270,163,258
	Other Assets and Liabilities	(1.9)%	(23,901,653)
	Total Net Assets	100.0%	$ 1,246,261,605
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At September 30, 2022, the aggregate value of these securities was $21,300,368, representing 1.7% of net assets.
(3)	Current yield as of period end.

Futures Contracts Outstanding at September 30, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	155	12/16/2022	$ 12,869,650	$ (1,255,938)
Total futures contracts				$ (1,255,938)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
24

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 120,735,105	$ 120,735,105	$ —	$ —
Austria	2,226,623	2,226,623	—	—
Belgium	12,612,929	12,612,929	—	—
Canada	129,815,662	129,815,662	—	—
China	6,040,599	6,040,599	—	—
Denmark	25,011,107	25,011,107	—	—
Finland	17,741,201	17,741,201	—	—
France	80,785,840	80,785,840	—	—
Germany	45,300,636	45,300,636	—	—
Hong Kong	54,156,312	54,156,312	—	—
Ireland	4,732,658	4,732,658	—	—
Israel	30,518,487	30,518,487	—	—
Italy	33,029,610	33,029,610	—	—
Japan	236,231,174	236,231,174	—	—
Luxembourg	3,782,371	3,782,371	—	—
Netherlands	52,399,381	52,399,381	—	—
New Zealand	6,372,864	6,372,864	—	—
Norway	19,687,450	19,687,450	—	—
Portugal	5,412,672	5,412,672	—	—
Singapore	24,175,437	24,175,437	—	—
South Africa	2,296,253	2,296,253	—	—
Spain	23,839,093	23,839,093	—	—
Sweden	51,600,415	51,600,415	—	—
Switzerland	93,548,571	93,548,571	—	—
United Kingdom	145,769,662	145,769,662	—	—
Preferred Stocks	1,049,350	1,049,350	—	—
Short-Term Investments	41,291,796	41,291,796	—	—
Total	$ 1,270,163,258	$ 1,270,163,258	$ —	$ —
Liabilities
Futures Contracts(2)	$ (1,255,938)	$ (1,255,938)	$ —	$ —
Total	$ (1,255,938)	$ (1,255,938)	$ —	$ —

(1)	For the year ended September 30, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
25

Hartford Multifactor Diversified International ETF
Schedule of Investments
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Australia - 8.3%
28,639	AGL Energy Ltd.	$ 125,948
2,697	Aurizon Holdings Ltd.	5,982
3,838	Australia & New Zealand Banking Group Ltd.	56,262
3,845	Bendigo & Adelaide Bank Ltd.	19,258
4,891	BHP Group Ltd.	121,133
3,486	BlueScope Steel Ltd.	34,046
1,416	Brambles Ltd.	10,388
9,976	Coles Group Ltd.	105,383
862	Computershare Ltd.	13,722
20,213	Dexus REIT	100,329
7,342	Endeavour Group Ltd.	33,044
7,827	Fortescue Metals Group Ltd.	84,644
22,227	GPT Group REIT	54,734
5,329	JB Hi-Fi Ltd.(1)	130,062
32,125	Metcash Ltd.	79,934
37	Ramsay Health Care Ltd.	1,363
6,137	Sonic Healthcare Ltd.	120,662
12,566	South32 Ltd.	29,328
9,834	Stockland REIT	20,675
10,493	Telstra Corp. Ltd.	25,974
1,464	Wesfarmers Ltd.	40,211
2,178	Woolworths Group Ltd.	47,542
		1,260,624
	Belgium - 0.0%
77	UCB S.A.	5,365
	Brazil - 1.9%
24,529	JBS S.A.	113,919
5,952	Telefonica Brasil S.A.	44,556
3,267	TIM S.A.	7,296
2,062	Transmissora Alianca de Energia Eletrica S.A.	14,849
7,890	Vale S.A. ADR	105,095
		285,715
	Canada - 5.6%
487	Alimentation Couche-Tard, Inc.	19,710
1,242	Bank of Montreal	109,435
402	Bank of Nova Scotia	19,222
153	Canadian Tire Corp. Ltd. Class A	16,374
311	Dollarama, Inc.	17,949
3,866	Empire Co., Ltd. Class A	96,675
202	Fairfax Financial Holdings Ltd.	92,747
742	George Weston Ltd.	78,102
1,119	Great-West Lifeco, Inc.	24,285
1,839	Loblaw Cos., Ltd.	146,392
3,190	Manulife Financial Corp.	50,332
63	Metro, Inc.	3,171
3,275	Power Corp. of Canada	74,197
491	Royal Bank of Canada	44,442
85	Sun Life Financial, Inc.	3,398
600	Toronto-Dominion Bank	36,994
270	West Fraser Timber Co., Ltd.	19,636
		853,061
	China - 10.8%
363,000	Agricultural Bank of China Ltd. Class H	108,670
16,500	Anhui Conch Cement Co., Ltd. Class H	52,338
440,000	Bank of China Ltd. Class H	144,053
154,000	Bank of Communications Co., Ltd. Class H	81,219
124,000	China CITIC Bank Corp. Ltd. Class H	49,285
224,000	China Construction Bank Corp. Class H	129,551
4,000	China National Building Material Co., Ltd. Class H	3,062
212,000	China Petroleum & Chemical Corp. Class H	91,013
115,000	China Railway Group Ltd. Class H	56,402
34,000	China Shenhua Energy Co., Ltd. Class H	101,568
412,000	China Tower Corp. Ltd. Class H(2)	44,087
4,800	China Vanke Co., Ltd. Class H	8,744
79,000	CITIC Ltd.	74,472
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	China - 10.8% - (continued)
57,500	COSCO Shipping Holdings Co., Ltd. Class H	$ 67,463
7,200	Haier Smart Home Co., Ltd. Class H	22,059
283,000	Industrial & Commercial Bank of China Ltd. Class H	132,669
130,000	Lenovo Group Ltd.	90,422
204,000	People's Insurance Co., Group of China Ltd. Class H	59,252
220,000	PetroChina Co., Ltd. Class H	90,243
72,000	PICC Property & Casualty Co., Ltd. Class H	74,661
113,000	Postal Savings Bank of China Co., Ltd. Class H(2)	66,649
120,100	Yangzijiang Shipbuilding Holdings Ltd.	86,210
		1,634,092
	Denmark - 1.7%
55	AP Moller - Maersk A/S Class B	100,472
1,512	Novo Nordisk A/S Class B	151,680
		252,152
	Finland - 0.6%
420	Kone Oyj Class B	16,298
1,782	Nordea Bank Abp	15,362
434	Orion Oyj Class B	18,316
849	Sampo Oyj Class A	36,396
		86,372
	France - 4.0%
261	Air Liquide S.A.	30,059
1,191	AXA S.A.	26,223
1,024	BNP Paribas S.A.	43,743
183	Cie de Saint-Gobain	6,642
2,064	Cie Generale des Etablissements Michelin SCA	46,819
948	Danone S.A.	45,107
5,305	Engie S.A.	61,544
41	L'Oreal S.A.	13,265
39	LVMH Moet Hennessy Louis Vuitton SE	23,321
7,942	Orange S.A.	71,953
1,999	Sanofi	153,532
198	Schneider Electric SE	22,683
1,173	TotalEnergies SE	55,474
		600,365
	Germany - 2.9%
268	Allianz SE	42,480
306	BASF SE	11,871
2,064	Bayer AG	95,873
636	Bayerische Motoren Werke AG	43,608
224	Covestro AG(2)	6,482
951	Deutsche Post AG	28,988
1,644	Deutsche Telekom AG	28,172
3,439	E.ON SE	26,602
699	Fresenius Medical Care AG & Co. KGaA	19,879
212	Fresenius SE & Co. KGaA	4,559
98	LEG Immobilien SE	5,891
716	Merck KGaA	116,998
68	RWE AG	2,517
		433,920
	Hong Kong - 2.8%
8,000	BOC Hong Kong Holdings Ltd.	26,650
34,500	China Overseas Land & Investment Ltd.	89,877
6,000	China Resources Land Ltd.	23,618
4,000	CK Asset Holdings Ltd.	24,051
12,000	CK Hutchison Holdings Ltd.	66,345
2,500	Orient Overseas International Ltd.	43,791
64,000	Sino Land Co., Ltd.	84,628
4,500	Sun Hung Kai Properties Ltd.	49,787
24,500	WH Group Ltd.(2)	15,449
		424,196

The accompanying notes are an integral part of these financial statements.
26

Hartford Multifactor Diversified International ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	India - 0.6%
877	Dr. Reddy's Laboratories Ltd. ADR	$ 45,902
2,457	Infosys Ltd. ADR	41,696
		87,598
	Indonesia - 1.9%
187,700	Astra International Tbk PT	81,662
162,600	Bukit Asam Tbk PT	44,528
14,300	Indo Tambangraya Megah Tbk PT	38,902
77,900	Indofood Sukses Makmur Tbk PT	30,822
127,200	Telkom Indonesia Persero Tbk PT	37,256
28,400	United Tractors Tbk PT	61,220
		294,390
	Israel - 2.5%
4,003	Bank Hapoalim BM	34,042
6,874	Bank Leumi Le-Israel BM	59,173
15,238	Bezeq The Israeli Telecommunication Corp. Ltd.	25,022
921	FIBI Holdings Ltd.	41,687
828	First International Bank of Israel Ltd.	33,753
512	Harel Insurance Investments & Financial Services Ltd.	4,534
4,733	ICL Group Ltd.	38,321
3,595	Phoenix Holdings Ltd.	34,332
593	Rami Levy Chain Stores Hashikma Marketing Ltd.	42,695
2,823	ZIM Integrated Shipping Services Ltd.(1)	66,341
		379,900
	Italy - 0.5%
987	Assicurazioni Generali S.p.A.	13,556
4,552	Eni S.p.A.	48,652
4,507	Intesa Sanpaolo S.p.A.	7,518
		69,726
	Japan - 15.1%
500	AGC, Inc.	15,510
700	Aisin Corp.	17,942
8,800	Alfresa Holdings Corp.	102,746
5,500	Astellas Pharma, Inc.	72,842
2,200	Bridgestone Corp.	70,965
3,400	Brother Industries Ltd.	58,513
5,600	Canon, Inc.	122,721
200	Daiwa House Industry Co., Ltd.	4,067
1,400	ENEOS Holdings, Inc.	4,498
400	FUJIFILM Holdings Corp.	18,264
700	Fujitsu Ltd.	76,338
1,300	Haseko Corp.	14,110
900	Hitachi Ltd.	38,016
3,600	Honda Motor Co., Ltd.	78,021
1,200	Idemitsu Kosan Co., Ltd.	25,991
2,900	Iida Group Holdings Co., Ltd.	39,329
500	Isuzu Motors Ltd.	5,517
1,600	ITOCHU Corp.	38,700
2,900	KDDI Corp.	85,009
4,200	Marubeni Corp.	36,793
2,300	Medipal Holdings Corp.	29,285
300	MEIJI Holdings Co., Ltd.	13,327
1,900	Mitsubishi Corp.	52,086
3,800	Mitsubishi Electric Corp.	34,247
1,300	Mitsubishi UFJ Financial Group, Inc.	5,851
2,200	Mitsui & Co., Ltd.	46,950
200	Mitsui OSK Lines Ltd.	3,595
5,000	Mizuho Financial Group, Inc.	53,974
2,600	NEC Corp.	83,077
1,900	NGK Spark Plug Co., Ltd.	33,630
2,300	Nihon Kohden Corp.	48,941
5,400	Nikon Corp.	50,999
2,700	Nippon Telegraph & Telephone Corp.	72,861
3,000	Nippon Yusen KK	51,131
4,600	Osaka Gas Co., Ltd.	69,471
1,100	Otsuka Holdings Co., Ltd.	34,836
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Japan - 15.1% - (continued)
1,700	Panasonic Holdings Corp.	$ 11,915
4,800	Seiko Epson Corp.	65,329
2,100	Sekisui House Ltd.	34,834
400	Seven & i Holdings Co., Ltd.	16,045
1,200	Shimamura Co., Ltd.	101,392
6,000	Softbank Corp.	59,961
2,000	Subaru Corp.	29,942
100	Sumitomo Corp.	1,245
700	Sumitomo Electric Industries Ltd.	7,080
800	Sumitomo Forestry Co., Ltd.	12,187
2,500	Sumitomo Mitsui Financial Group, Inc.	69,502
1,000	Suzuken Co., Ltd.	22,833
100	Takeda Pharmaceutical Co., Ltd.	2,602
2,100	Tokio Marine Holdings, Inc.	37,214
3,300	Tokyo Gas Co., Ltd.	55,880
1,900	Toppan, Inc.	28,275
1,700	Toyota Motor Corp.	22,033
19,900	Yamada Holdings Co., Ltd.	65,442
1,700	Yamaha Motor Co., Ltd.	31,793
		2,285,657
	Luxembourg - 0.0%
117	Eurofins Scientific SE	7,006
	Malaysia - 2.5%
8,100	DiGi.Com Bhd	5,904
133,800	Hartalega Holdings Bhd	47,899
400	Kuala Lumpur Kepong Bhd	1,786
32,525	Malayan Banking Bhd	60,182
31,400	Petronas Chemicals Group Bhd	56,814
7,700	Petronas Gas Bhd	27,399
50,591	RHB Bank Bhd	60,661
168,500	Sime Darby Bhd	77,764
19,600	Tenaga Nasional Bhd	34,026
		372,435
	Mexico - 0.9%
3,273	America Movil S.A.B. de C.V. Class L ADR	53,906
1,351	Coca-Cola Femsa S.A.B. de C.V. ADR	78,885
		132,791
	Netherlands - 2.0%
5,967	Koninklijke Ahold Delhaize N.V.	152,774
2,196	NN Group N.V.(1)	85,988
5,605	Stellantis N.V.	67,385
		306,147
	New Zealand - 1.0%
3,410	Fisher & Paykel Healthcare Corp. Ltd. Class C	35,684
2,108	Fletcher Building Ltd.	5,747
17,641	Goodman Property Trust REIT	19,957
31,403	Spark New Zealand Ltd.	89,646
		151,034
	Norway - 2.3%
703	Atea ASA	6,270
1,834	Elkem ASA(2)	5,921
2,369	Equinor ASA	77,849
9,755	Europris ASA(2)	48,743
2,961	Golden Ocean Group Ltd.	22,119
856	Kongsberg Gruppen ASA	26,079
1,344	Norsk Hydro ASA	7,257
4,462	Orkla ASA	32,429
6,756	Telenor ASA	61,786
3,580	Veidekke ASA	26,742
970	Yara International ASA	34,119
		349,314
	Philippines - 1.4%
1,330	Globe Telecom, Inc.	46,054

The accompanying notes are an integral part of these financial statements.
27

Hartford Multifactor Diversified International ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Philippines - 1.4% - (continued)
2,940	International Container Terminal Services, Inc.	$ 7,853
9,770	Manila Electric Co.	43,830
4,335	PLDT, Inc.	111,508
		209,245
	Poland - 0.8%
3,077	Asseco Poland S.A.	43,081
3,999	Polski Koncern Naftowy ORLEN S.A.	43,350
8,297	Powszechny Zaklad Ubezpieczen S.A.	38,906
		125,337
	Portugal - 0.1%
738	Jeronimo Martins SGPS S.A.	13,773
	Russia - 0.0%
698	Gazprom PJSC*(3)	—
	Singapore - 0.2%
506	DBS Group Holdings Ltd.	11,774
142	Oversea-Chinese Banking Corp. Ltd.	1,171
500	United Overseas Bank Ltd.	9,116
1,400	Venture Corp. Ltd.	16,030
		38,091
	South Korea - 3.8%
475	Cheil Worldwide, Inc.	7,537
161	Coway Co., Ltd.	6,065
1,311	GS Holdings Corp.	38,211
695	HMM Co., Ltd.	8,987
1,555	Hyundai Marine & Fire Insurance Co., Ltd.	31,846
1,648	Kia Corp.	82,820
1,122	KT&G Corp.	67,914
4,871	LG Display Co., Ltd.	40,856
112	LG Electronics, Inc.	6,153
209	LG Innotek Co., Ltd.	39,954
10,975	LG Uplus Corp.	82,464
77	POSCO Holdings, Inc.	11,356
28	Samsung Electro-Mechanics Co., Ltd.	2,192
2,445	Samsung Electronics Co., Ltd.	90,745
20	Samsung Fire & Marine Insurance Co., Ltd.	2,572
925	SK Hynix, Inc.	53,727
		573,399
	Spain - 0.4%
1,304	Banco Bilbao Vizcaya Argentaria S.A.	5,902
2,221	Iberdrola S.A.	20,849
12,302	Telefonica S.A.	40,686
		67,437
	Sweden - 3.1%
537	Assa Abloy AB Class B	10,147
3,487	Axfood AB	80,094
971	Boliden AB	30,322
3,972	Electrolux AB Class B(1)	41,597
357	Getinge AB Class B	6,167
2,447	Investor AB Class B	36,070
539	Securitas AB Class B	3,769
12,221	SSAB AB	52,683
509	Swedish Match AB	5,045
358	Tele2 AB	3,097
20,358	Telefonaktiebolaget LM Ericsson Class B	120,139
20,267	Telia Co. AB	58,495
1,641	Volvo AB Class B	23,376
		471,001
	Switzerland - 3.8%
3,583	Glencore plc	19,125
469	Kuehne + Nagel International AG	96,254
832	Nestle S.A.	90,516
1,982	Novartis AG	152,096
509	Roche Holding AG	167,271
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Switzerland - 3.8% - (continued)
2,889	UBS Group AG	$ 42,487
21	Zurich Insurance Group AG	8,428
		576,177
	Taiwan - 6.2%
116,000	Acer, Inc.	80,015
10,000	ASE Technology Holding Co., Ltd.	25,229
18,000	Asustek Computer, Inc.	132,666
53,000	AU Optronics Corp.	24,539
8,000	Catcher Technology Co., Ltd.	43,466
16,000	Cathay Financial Holding Co., Ltd.	20,133
118,000	Compal Electronics, Inc.	80,651
2,200	Evergreen Marine Corp. Taiwan Ltd.	10,117
20,800	Hon Hai Precision Industry Co., Ltd.	66,824
26,000	Innolux Corp.	8,558
9,000	Inventec Corp.	6,492
39,000	Lite-On Technology Corp.	78,371
33,000	Macronix International Co., Ltd.	32,377
15,000	Micro-Star International Co., Ltd.	50,789
5,000	Novatek Microelectronics Corp.	34,489
31,000	Pegatron Corp.	57,120
18,000	Pou Chen Corp.	16,158
15,000	Powertech Technology, Inc.	36,426
1,000	President Chain Store Corp.	8,898
6,000	Quanta Computer, Inc.	14,552
44,000	Synnex Technology International Corp.	73,174
6,000	WPG Holdings Ltd.	8,778
2,000	Yang Ming Marine Transport Corp.	3,874
8,000	Zhen Ding Technology Holding Ltd.	26,710
		940,406
	Thailand - 2.4%
13,002	Advanced Info Service PCL NVDR	67,216
78,500	AP Thailand PCL	19,771
17,800	Bangchak Corp. PCL NVDR	13,921
291,500	Bangkok Chain Hospital PCL NVDR	137,558
30,300	Bangkok Dusit Medical Services PCL NVDR	23,697
67,700	Krung Thai Bank PCL NVDR	29,973
37,200	PTT PCL NVDR	33,531
3,900	Siam Cement PCL NVDR	33,706
22,300	Supalai PCL NVDR	11,174
		370,547
	Turkey - 1.7%
13,596	Aksa Akrilik Kimya Sanayii AS	42,207
5,041	BIM Birlesik Magazalar AS	31,461
33,949	Eregli Demir ve Celik Fabrikalari T.A.S.	53,070
40,633	Haci Omer Sabanci Holding AS	56,505
17,932	Turkiye Is Bankasi A/S Class C	7,274
49,905	Turkiye Sise ve Cam Fabrikalari AS	68,430
		258,947
	United Kingdom - 6.8%
1,490	3i Group plc	18,180
1,149	Anglo American plc	35,086
1,159	AstraZeneca plc ADR	63,560
5,205	B&M European Value Retail S.A.	17,785
18,467	BAE Systems plc	162,815
59	Ferguson plc	6,194
5,093	GSK plc	149,887
23,600	HSBC Holdings plc	124,014
3,858	Imperial Brands plc	79,889
23,816	Kingfisher plc	58,595
5,654	Man Group plc	14,144
5,805	NatWest Group plc	14,639
1,919	Rio Tinto plc	104,881
732	Sage Group plc	5,697
5,606	Segro plc REIT	47,122
2,665	SSE plc	45,442

The accompanying notes are an integral part of these financial statements.
28

Hartford Multifactor Diversified International ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.6% - (continued)
	United Kingdom - 6.8% - (continued)
5,458	Standard Chartered plc		$ 34,534
13,158	Tesco plc		30,375
7,512	Tritax Big Box plc REIT		11,388
6,495	Vodafone Group plc		7,332
			1,031,559
	Total Common Stocks (cost $17,470,998)		$ 14,947,779
PREFERRED STOCKS - 0.6%
	Brazil - 0.6%
41,866	Cia Paranaense de Energia (Preference Shares)		$ 50,931
1,235	Gerdau S.A. (Preference Shares)		5,580
4,814	Petroleo Brasileiro S.A. (Preference Shares)		26,523
			83,034
	Total Preferred Stocks (cost $94,398)		$ 83,034
RIGHTS - 0.0%
	Philippines - 0.0%
100	Globe Telecom, Inc.*		$ 597
	Total Rights (cost $—)		$ 597
	Total Long-Term Investments (cost $17,565,396)		$ 15,031,410
SHORT-TERM INVESTMENTS - 0.5%
	Securities Lending Collateral - 0.5%
12,200	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.91%(4)		$ 12,200
40,666	HSBC US Government Money Market Fund, 2.91%(4)		40,666
12,200	Invesco Government & Agency Portfolio, Institutional Class, 2.95%(4)		12,200
12,200	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.81%(4)		12,200
	Total Short-Term Investments (cost $77,266)		$ 77,266
	Total Investments (cost $17,642,662)	99.7%	$ 15,108,676
	Other Assets and Liabilities	0.3%	52,236
	Total Net Assets	100.0%	$ 15,160,912
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At September 30, 2022, the aggregate value of these securities was $187,331, representing 1.2% of net assets.
(3)	Investment valued using significant unobservable inputs.
(4)	Current yield as of period end.

Futures Contracts Outstanding at September 30, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	1	12/16/2022	$ 83,030	$ (11,292)
Total futures contracts				$ (11,292)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
29

Hartford Multifactor Diversified International ETF
Schedule of Investments – (continued)
September 30, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 1,260,624	$ 1,260,624	$ —	$ —
Belgium	5,365	5,365	—	—
Brazil	285,715	285,715	—	—
Canada	853,061	853,061	—	—
China	1,634,092	1,634,092	—	—
Denmark	252,152	252,152	—	—
Finland	86,372	86,372	—	—
France	600,365	600,365	—	—
Germany	433,920	433,920	—	—
Hong Kong	424,196	424,196	—	—
India	87,598	87,598	—	—
Indonesia	294,390	294,390	—	—
Israel	379,900	379,900	—	—
Italy	69,726	69,726	—	—
Japan	2,285,657	2,285,657	—	—
Luxembourg	7,006	7,006	—	—
Malaysia	372,435	372,435	—	—
Mexico	132,791	132,791	—	—
Netherlands	306,147	306,147	—	—
New Zealand	151,034	151,034	—	—
Norway	349,314	349,314	—	—
Philippines	209,245	209,245	—	—
Poland	125,337	125,337	—	—
Portugal	13,773	13,773	—	—
Russia	—	—	—	—
Singapore	38,091	38,091	—	—
South Korea	573,399	573,399	—	—
Spain	67,437	67,437	—	—
Sweden	471,001	471,001	—	—
Switzerland	576,177	576,177	—	—
Taiwan	940,406	907,309	33,097	—
Thailand	370,547	370,547	—	—
Turkey	258,947	258,947	—	—
United Kingdom	1,031,559	1,031,559	—	—
Preferred Stocks	83,034	83,034	—	—
Rights	597	—	597	—
Short-Term Investments	77,266	77,266	—	—
Total	$ 15,108,676	$ 15,074,982	$ 33,694	$ —
Liabilities
Futures Contracts(2)	$ (11,292)	$ (11,292)	$ —	$ —
Total	$ (11,292)	$ (11,292)	$ —	$ —

(1)	For the year ended September 30, 2022, investments valued at $3,485 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
30

Hartford Multifactor Emerging Markets ETF
Schedule of Investments
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6%
	Brazil - 3.4%
3,213	Banco do Brasil S.A.	$ 22,882
7,721	Equatorial Energia S.A.	38,399
1,370	Hypera S.A.	11,208
34,438	JBS S.A.	159,938
23,122	Telefonica Brasil S.A.	173,088
53,005	TIM S.A.	118,380
11,646	Transmissora Alianca de Energia Eletrica S.A.	83,865
19,483	Vale S.A. ADR	259,514
		867,274
	Chile - 0.4%
161,724	Banco de Chile	14,379
3,658	Empresas COPEC S.A.	23,680
576	Sociedad Quimica y Minera de Chile S.A. ADR	52,272
		90,331
	China - 20.8%
738,000	Agricultural Bank of China Ltd. Class H	220,933
14,000	Alibaba Group Holding Ltd.*	139,021
44,500	Anhui Conch Cement Co., Ltd. Class H	141,155
2,400	ANTA Sports Products Ltd.	25,437
754,000	Bank of China Ltd. Class H	246,854
343,000	Bank of Communications Co., Ltd. Class H	180,897
2,500	BYD Co., Ltd. Class H	61,912
362,000	China CITIC Bank Corp. Ltd. Class H	143,880
441,000	China Construction Bank Corp. Class H	255,053
239,000	China Everbright Bank Co., Ltd. Class H	65,764
19,000	China Life Insurance Co., Ltd. Class H	24,349
34,000	China Longyuan Power Group Corp. Ltd. Class H	42,663
6,000	China Mengniu Dairy Co., Ltd.*	23,809
32,000	China Merchants Bank Co., Ltd. Class H	148,792
330,000	China Minsheng Banking Corp. Ltd. Class H	94,587
44,000	China National Building Material Co., Ltd. Class H	33,687
15,600	China Pacific Insurance Group Co., Ltd. Class H	28,736
394,000	China Petroleum & Chemical Corp. Class H	169,146
255,000	China Railway Group Ltd. Class H	125,065
67,000	China Shenhua Energy Co., Ltd. Class H	200,149
1,552,000	China Tower Corp. Ltd. Class H(1)	166,076
37,500	China Vanke Co., Ltd. Class H	68,313
143,000	CITIC Ltd.	134,804
96,500	COSCO Shipping Holdings Co., Ltd. Class H	113,220
138,000	CSPC Pharmaceutical Group Ltd.	136,771
4,300	ENN Energy Holdings Ltd.	57,517
68,000	Guangzhou Automobile Group Co., Ltd. Class H	48,510
23,000	Guotai Junan Securities Co., Ltd. Class H(1)	24,436
51,000	Haier Smart Home Co., Ltd. Class H	156,250
11,000	Huatai Securities Co., Ltd. Class H(1)	12,107
532,000	Industrial & Commercial Bank of China Ltd. Class H	249,399
5,956	JD.com, Inc. Class A	150,685
258,000	Lenovo Group Ltd.	179,452
2,000	Li Ning Co., Ltd.	15,312
8,500	Longfor Group Holdings Ltd.(1)	24,418
2,100	Meituan Class B*(1)	44,301
2,380	NetEase, Inc.	35,928
16,100	New China Life Insurance Co., Ltd. Class H	30,724
25,200	New Oriental Education & Technology Group, Inc.*	63,884
3,200	Nongfu Spring Co., Ltd. Class H(1)	18,568
453,000	People's Insurance Co., Group of China Ltd. Class H*	131,574
406,000	PetroChina Co., Ltd. Class H	166,540
140,000	PICC Property & Casualty Co., Ltd. Class H	145,174
31,500	Ping An Insurance Group Co. of China Ltd. Class H	157,301
308,000	Postal Savings Bank of China Co., Ltd. Class H(1)	181,663
3,600	Tencent Holdings Ltd.	122,172
131,000	Want Want China Holdings Ltd.	85,610
15,200	Xiaomi Corp. Class B*(1)	17,350
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	China - 20.8% - (continued)
4,000	Yanzhou Coal Mining Co., Ltd. Class H	$ 14,548
3,479	Yum China Holdings, Inc.	164,661
900	Zhuzhou CRRC Times Electric Co., Ltd. Class H	3,783
888	ZTO Express Cayman, Inc.	21,301
		5,314,241
	Hong Kong - 2.3%
66,000	China Overseas Land & Investment Ltd.	171,939
23,700	China Resources Gas Group Ltd.	75,328
26,000	China Resources Land Ltd.	102,345
4,500	Orient Overseas International Ltd.	78,823
265,000	Sino Biopharmaceutical Ltd.	124,568
8,000	Wharf Holdings Ltd.	25,631
		578,634
	India - 16.1%
1,125	ACC Ltd.	33,406
582	Apollo Hospitals Enterprise Ltd.	31,360
2,863	Asian Paints Ltd.	117,631
11,201	Aurobindo Pharma Ltd.	70,303
313	Axis Bank Ltd. GDR	14,085
1,698	Bajaj Auto Ltd.	73,633
893	Balkrishna Industries Ltd.	20,677
2,826	Bharat Electronics Ltd.	3,507
15,357	Bharti Airtel Ltd.	151,000
14,318	Bharti Infratel Ltd.	34,752
11,252	Cipla Ltd.	154,213
70,596	Coal India Ltd.	184,189
808	Divi's Laboratories Ltd.	36,801
3,011	Dr. Reddy's Laboratories Ltd. ADR	157,596
666	Eicher Motors Ltd.	30,058
11,693	Embassy Office Parks REIT	49,709
117,640	GAIL India Ltd.	125,881
13,493	HCL Technologies Ltd.	154,640
4,269	Hero MotoCorp Ltd.	133,772
4,056	Hindustan Unilever Ltd.	134,439
1,623	Housing Development Finance Corp. Ltd.	45,642
2,246	ICICI Bank Ltd. ADR	47,099
144,283	Indian Oil Corp. Ltd.	118,741
12,334	Infosys Ltd. ADR	209,308
13,134	ITC Ltd.	53,633
3,921	JSW Steel Ltd.	30,444
4,976	Larsen & Toubro Ltd.	113,018
5,207	Mahindra & Mahindra Ltd.	81,173
1,735	Maruti Suzuki India Ltd.	188,280
325	Mindtree Ltd.	12,621
2,345	Mphasis Ltd.	60,178
86	MRF Ltd.	86,321
48,759	NTPC Ltd.	95,688
58,485	Oil & Natural Gas Corp. Ltd.	91,159
116	Page Industries Ltd.	72,246
25,017	Petronet LNG Ltd.	61,473
173	Pidilite Industries Ltd.	5,721
46,689	Power Grid Corp. of India Ltd.	121,786
1,172	Reliance Industries Ltd. GDR(1)	68,562
10,684	Sun Pharmaceutical Industries Ltd.	124,588
6,354	Tata Consultancy Services Ltd.	234,673
85,162	Tata Steel Ltd.	103,951
8,165	Tech Mahindra Ltd.	101,230
1,254	Titan Co., Ltd.	40,185
2,441	Torrent Pharmaceuticals Ltd.	46,804
633	Tube Investments of India Ltd.	21,354
4,682	TVS Motor Co., Ltd.	59,409

The accompanying notes are an integral part of these financial statements.
31

Hartford Multifactor Emerging Markets ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	India - 16.1% - (continued)
12,993	Vedanta Ltd.	$ 43,131
15,928	Wipro Ltd. ADR	75,021
		4,125,091
	Indonesia - 4.4%
72,000	Adaro Energy Indonesia Tbk PT	18,724
461,300	Astra International Tbk PT	200,697
189,400	Bank Central Asia Tbk PT	106,345
42,800	Bank Mandiri Persero Tbk PT	26,491
357,700	Bank Rakyat Indonesia Persero Tbk PT	105,472
247,900	Bukit Asam Tbk PT	67,887
17,000	Indo Tambangraya Megah Tbk PT	46,247
38,900	Indofood CBP Sukses Makmur Tbk PT	22,097
290,200	Indofood Sukses Makmur Tbk PT	114,822
1,139,800	Kalbe Farma Tbk PT	136,978
103,800	Sumber Alfaria Trijaya Tbk PT	16,292
481,600	Telkom Indonesia Persero Tbk PT	141,056
104,600	Unilever Indonesia Tbk PT	33,178
43,400	United Tractors Tbk PT	93,555
		1,129,841
	Malaysia - 3.7%
71,046	CIMB Group Holdings Bhd	78,600
98,300	DiGi.Com Bhd	71,653
201,300	Hartalega Holdings Bhd	72,063
16,200	Hong Leong Bank Bhd	71,620
7,800	IHH Healthcare Bhd	9,925
1,800	Kuala Lumpur Kepong Bhd	8,035
82,044	Malayan Banking Bhd	151,809
7,800	MISC Bhd	11,371
83,000	Petronas Chemicals Group Bhd	150,177
15,100	Petronas Gas Bhd	53,731
30,000	Public Bank Bhd	27,367
46,200	RHB Bank Bhd	55,396
131,800	Sime Darby Bhd	60,826
67,800	Tenaga Nasional Bhd	117,703
		940,276
	Mexico - 3.7%
16,086	America Movil S.A.B. de C.V. Class L ADR	264,936
11,141	Arca Continental S.A.B. de C.V.	80,346
2,667	Coca-Cola Femsa S.A.B. de C.V. ADR	155,726
306	Fomento Economico Mexicano S.A.B. de C.V. ADR	19,202
3,644	Gruma S.A.B. de C.V. Class B	34,756
28,695	Grupo Bimbo S.A.B. de C.V. Class A	100,994
9,600	Grupo Financiero Banorte S.A.B. de C.V. Class O	61,594
7,991	Grupo Mexico S.A.B. de C.V. Series B	27,032
21,558	Kimberly-Clark de Mexico S.A.B. de C.V. Class A	28,690
50,354	Wal-Mart de Mexico S.A.B. de C.V.	177,125
		950,401
	Philippines - 2.5%
23,115	ACEN Corp.	2,208
55,530	BDO Unibank, Inc.	105,614
3,190	Globe Telecom, Inc.	110,460
39,380	International Container Terminal Services, Inc.	105,192
13,460	Manila Electric Co.	60,383
6,855	PLDT, Inc.	176,330
5,735	SM Investments Corp.	70,923
31,900	SM Prime Holdings, Inc.	16,379
		647,489
	Poland - 2.4%
5,523	Asseco Poland S.A.	77,326
7,959	Cyfrowy Polsat S.A.	25,864
1,168	Dino Polska S.A.*(1)	71,419
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Poland - 2.4% - (continued)
48,370	Orange Polska S.A.	$ 50,750
17,281	Polski Koncern Naftowy ORLEN S.A.	187,330
2,336	Powszechna Kasa Oszczednosci Bank Polski S.A.	10,330
38,212	Powszechny Zaklad Ubezpieczen S.A.	179,184
		602,203
	Russia - 0.0%
70,980	Gazprom PJSC*(2)	—
3,097	Gazprom PJSC ADR*(2)	—
310	Lukoil PJSC(2)	—
87	Lukoil PJSC ADR(2)	—
387	MMC Norilsk Nickel PJSC*(2)	—
7	MMC Norilsk Nickel PJSC ADR(2)	—
64,472	Sberbank of Russia PJSC*(2)	—
172	Yandex N.V. Class A*(2)	—
		—
	South Africa - 2.7%
24,055	FirstRand Ltd.	81,297
9,418	Investec plc	38,174
163	Kumba Iron Ore Ltd.	3,517
2,347	Mr. Price Group Ltd.	22,564
9,115	MTN Group Ltd.	60,799
4,792	MultiChoice Group Ltd.	30,833
900	Naspers Ltd. Class N	113,338
1,259	Remgro Ltd.	9,299
4,078	Shoprite Holdings Ltd.	49,236
13,091	Standard Bank Group Ltd.	104,888
16,587	Vodacom Group Ltd.	112,669
18,693	Woolworths Holdings Ltd.	63,518
		690,132
	South Korea - 11.4%
6,554	Cheil Worldwide, Inc.	103,988
3,242	Coway Co., Ltd.	122,139
595	DB HiTek Co., Ltd.	15,533
875	DB Insurance Co., Ltd.	33,760
237	E-Mart, Inc.	13,898
2,727	GS Holdings Corp.	79,483
1,433	Hana Financial Group, Inc.	35,507
2,208	Hankook Tire & Technology Co., Ltd.	54,401
26	Hanmi Pharm Co., Ltd.	4,162
2,900	Hanon Systems	16,864
3,151	HMM Co., Ltd.	40,745
313	Hotel Shilla Co., Ltd.	15,730
105	Hyundai Glovis Co., Ltd.	11,926
4,207	Hyundai Marine & Fire Insurance Co., Ltd.	86,157
543	Hyundai Mobis Co., Ltd.	72,491
1,135	Hyundai Motor Co.	140,021
3,507	Kia Corp.	176,245
49	Korea Zinc Co., Ltd.	20,378
201	Krafton, Inc.*	29,503
2,833	KT&G Corp.	171,481
396	Kumho Petrochemical Co., Ltd.	31,969
500	LG Corp.	25,861
12,122	LG Display Co., Ltd.	101,673
1,718	LG Electronics, Inc.	94,384
596	LG Innotek Co., Ltd.	113,934
23,718	LG Uplus Corp.	178,212
360	NAVER Corp.	48,689
58	NCSoft Corp.	14,027
305	Orion Corp.	21,958
340	POSCO Holdings, Inc.	50,143
687	Samsung C&T Corp.	49,699
1,185	Samsung Electro-Mechanics Co., Ltd.	92,766

The accompanying notes are an integral part of these financial statements.
32

Hartford Multifactor Emerging Markets ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	South Korea - 11.4% - (continued)
6,218	Samsung Electronics Co., Ltd.	$ 230,779
617	Samsung Fire & Marine Insurance Co., Ltd.	79,351
1,443	Samsung SDS Co., Ltd.	115,989
833	Shinhan Financial Group Co., Ltd.	19,505
589	Shinsegae, Inc.	95,100
3,781	SK Hynix, Inc.	219,613
135	SK, Inc.	18,117
5,736	Woori Financial Group, Inc.	42,899
694	Yuhan Corp.	26,340
		2,915,420
	Taiwan - 15.8%
189,000	Acer, Inc.	130,369
3,000	Advantech Co., Ltd.	27,733
38,000	ASE Technology Holding Co., Ltd.	95,871
31,000	Asustek Computer, Inc.	228,480
112,000	AU Optronics Corp.*	51,857
21,000	Catcher Technology Co., Ltd.*	114,098
59,000	Cathay Financial Holding Co., Ltd.	74,240
31,000	Cheng Shin Rubber Industry Co., Ltd.	34,858
120,000	China Development Financial Holding Corp.	45,356
20,000	China Steel Corp.	16,819
40,000	Chunghwa Telecom Co., Ltd.	143,627
262,000	Compal Electronics, Inc.	179,073
75,000	CTBC Financial Holding Co., Ltd.	46,891
5,000	Delta Electronics, Inc.	39,844
6,000	Evergreen Marine Corp. Taiwan Ltd.*	27,591
53,000	Far EasTone Telecommunications Co., Ltd.	120,861
10,860	First Financial Holding Co., Ltd.	8,894
5,000	Formosa Chemicals & Fibre Corp.	10,882
17,000	Formosa Plastics Corp.	46,370
33,600	Fubon Financial Holding Co., Ltd.	52,809
46,224	Hon Hai Precision Industry Co., Ltd.	148,504
99,000	Innolux Corp.*	32,585
174,000	Inventec Corp.	125,503
1,000	Largan Precision Co., Ltd.	52,758
87,245	Lite-On Technology Corp.	175,320
1,000	Lotes Co., Ltd.	24,064
100,000	Macronix International Co., Ltd.	98,113
3,000	MediaTek, Inc.	52,065
20,800	Mega Financial Holding Co., Ltd.	20,408
34,000	Micro-Star International Co., Ltd.	115,122
23,000	Nan Ya Plastics Corp.	48,465
31,000	Nanya Technology Corp.	47,795
13,000	Novatek Microelectronics Corp.	89,672
63,000	Pegatron Corp.	116,082
83,000	Pou Chen Corp.	74,506
30,000	Powerchip Semiconductor Manufacturing Corp.	26,930
43,000	Powertech Technology, Inc.	104,422
10,000	President Chain Store Corp.	88,979
50,000	Quanta Computer, Inc.	121,264
6,000	Realtek Semiconductor Corp.	51,025
62,940	SinoPac Financial Holdings Co., Ltd.	34,296
103,000	Synnex Technology International Corp.	171,294
31,611	Taiwan Cooperative Financial Holding Co., Ltd.	26,136
37,000	Taiwan Mobile Co., Ltd.	111,411
1,798	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	123,271
27,000	Uni-President Enterprises Corp.	57,233
43,000	United Microelectronics Corp.*	48,419
7,000	Vanguard International Semiconductor Corp.	14,331
34,000	Winbond Electronics Corp.	21,150
112,686	Wistron Corp.	94,233
75,000	WPG Holdings Ltd.	109,728
6,000	Yang Ming Marine Transport Corp.	11,622
Shares or Principal Amount			Market Value†
COMMON STOCKS - 96.6% - (continued)
	Taiwan - 15.8% - (continued)
33,580	Yuanta Financial Holding Co., Ltd.		$ 20,677
26,000	Zhen Ding Technology Holding Ltd.		86,806
			4,040,712
	Thailand - 4.4%
46,726	Advanced Info Service PCL NVDR		241,558
358,200	Bangkok Chain Hospital PCL NVDR		169,034
242,200	Bangkok Dusit Medical Services PCL NVDR		189,419
7,600	Bumrungrad Hospital PCL NVDR		45,737
15,600	Com7 PCL NVDR		11,994
33,500	CP ALL PCL NVDR		49,957
64,600	Home Product Center PCL NVDR		23,120
75,000	Krung Thai Bank PCL NVDR		33,205
16,200	PTT Exploration & Production PCL NVDR		68,932
85,900	PTT Oil & Retail Business PCL NVDR NVDR		58,641
94,700	PTT PCL NVDR		85,360
16,200	Siam Cement PCL NVDR		140,011
8,900	Supalai PCL NVDR		4,459
			1,121,427
	Turkey - 2.6%
22,157	Aksa Akrilik Kimya Sanayii AS		68,783
26,929	BIM Birlesik Magazalar AS		168,066
89,266	Eregli Demir ve Celik Fabrikalari T.A.S.		139,543
33,790	Haci Omer Sabanci Holding AS		46,989
16,871	KOC Holding AS		41,316
4,376	Turk Hava Yollari AO*		16,665
27,368	Turkcell Iletisim Hizmetleri AS		29,260
9,394	Turkiye Is Bankasi A/S Class C		3,811
113,580	Turkiye Sise ve Cam Fabrikalari AS		155,741
			670,174
	Total Common Stocks (cost $29,140,013)		$ 24,683,646
PREFERRED STOCKS - 2.6%
	Brazil - 2.3%
24,358	Banco Bradesco S.A. (Preference Shares)		$ 89,347
12,930	Cia Energetica de Minas Gerais (Preference Shares)		25,722
88,449	Cia Paranaense de Energia (Preference Shares)		107,600
17,058	Gerdau S.A. (Preference Shares)		77,077
24,110	Itau Unibanco Holding S.A. (Preference Shares)		125,078
14,509	Itausa S.A. (Preference Shares)		26,100
25,193	Petroleo Brasileiro S.A. (Preference Shares)		138,800
			589,724
	Colombia - 0.3%
13,470	Bancolombia S.A. (Preference Shares)		82,157
	Total Preferred Stocks (cost $692,817)		$ 671,881
RIGHTS - 0.0%
	Philippines - 0.0%
383	Globe Telecom, Inc.*		$ 2,287
	Total Rights (cost $—)		$ 2,287
	Total Long-Term Investments (cost $29,832,830)		$ 25,357,814
	Total Investments (cost $29,832,830)	99.2%	$ 25,357,814
	Other Assets and Liabilities	0.8%	197,217
	Total Net Assets	100.0%	$ 25,555,031

The accompanying notes are an integral part of these financial statements.
33

Hartford Multifactor Emerging Markets ETF
Schedule of Investments – (continued)
September 30, 2022

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At September 30, 2022, the aggregate value of these securities was $628,900, representing 2.5% of net assets.
(2)	Investment valued using significant unobservable inputs.

Futures Contracts Outstanding at September 30, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets Index Future	3	12/16/2022	$ 130,725	$ (17,571)
Total futures contracts				$ (17,571)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$ 867,274	$ 867,274	$ —	$ —
Chile	90,331	90,331	—	—
China	5,314,241	5,314,241	—	—
Hong Kong	578,634	578,634	—	—
India	4,125,091	4,125,091	—	—
Indonesia	1,129,841	1,129,841	—	—
Malaysia	940,276	940,276	—	—
Mexico	950,401	950,401	—	—
Philippines	647,489	647,489	—	—
Poland	602,203	602,203	—	—
Russia	—	—	—	—
South Africa	690,132	690,132	—	—
South Korea	2,915,420	2,915,420	—	—
Taiwan	4,040,712	3,956,270	84,442	—
Thailand	1,121,427	1,121,427	—	—
Turkey	670,174	670,174	—	—
Preferred Stocks	671,881	671,881	—	—
Rights	2,287	—	2,287	—
Total	$ 25,357,814	$ 25,271,085	$ 86,729	$ —
Liabilities
Futures Contracts(2)	$ (17,571)	$ (17,571)	$ —	$ —
Total	$ (17,571)	$ (17,571)	$ —	$ —

(1)	For the year ended September 30, 2022, investments valued at $829,337 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
34

Hartford Multifactor Small Cap ETF
Schedule of Investments
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7%
	Automobiles & Components - 0.6%
269	LCI Industries	$ 27,293
4,304	Standard Motor Products, Inc.	139,880
53	Winnebago Industries, Inc.	2,820
		169,993
	Banks - 9.7%
1,397	Ameris Bancorp	62,460
2,201	Associated Banc-Corp.	44,196
1,789	Bankwell Financial Group, Inc.	52,078
1,505	Banner Corp.	88,915
4,879	BCB Bancorp, Inc.	82,114
838	Cathay General Bancorp	32,229
948	Central Pacific Financial Corp.	19,614
341	City Holding Co.	30,243
434	Community Trust Bancorp, Inc.	17,599
447	Eagle Bancorp, Inc.	20,035
122	Enterprise Financial Services Corp.	5,373
477	Farmers National Banc Corp.	6,244
2,304	Financial Institutions, Inc.	55,457
11,976	First BanCorp	166,145
3,990	First Busey Corp.	87,700
1,928	First Financial Corp.	87,126
1,590	First Hawaiian, Inc.	39,162
332	First Merchants Corp.	12,842
5,492	Fulton Financial Corp.	86,774
166	Great Southern Bancorp, Inc.	9,474
5,130	Hanmi Financial Corp.	121,478
757	Heartland Financial USA, Inc.	32,823
2,587	Heritage Financial Corp.	68,478
2,710	Hilltop Holdings, Inc.	67,343
677	HomeStreet, Inc.	19,504
9,152	Hope Bancorp, Inc.	115,681
1,727	Independent Bank Corp.	32,986
2,307	International Bancshares Corp.	98,047
471	Midland States Bancorp, Inc.	11,101
147	National Bank Holdings Corp. Class A	5,437
1,543	NBT Bancorp, Inc.	58,557
220	Northrim BanCorp, Inc.	9,143
4,642	Northwest Bancshares, Inc.	62,713
2,396	OceanFirst Financial Corp.	44,661
302	Park National Corp.	37,593
2,581	PCB Bancorp	46,639
1,243	Preferred Bank	81,081
139	QCR Holdings, Inc.	7,081
852	Renasant Corp.	26,651
1,643	Republic Bancorp, Inc. Class A	62,927
3,055	S&T Bancorp, Inc.	89,542
605	Simmons First National Corp. Class A	13,183
4,272	Towne Bank	114,618
811	TriCo Bancshares	36,211
1,458	TrustCo Bank Corp. NY	45,810
3,385	Trustmark Corp.	103,683
3,168	Univest Financial Corp.	74,385
272	Washington Federal, Inc.	8,155
218	Washington Trust Bancorp, Inc.	10,133
3,769	Waterstone Financial, Inc.	60,907
2,619	WesBanco, Inc.	87,396
		2,659,727
	Capital Goods - 6.8%
78	Alamo Group, Inc.	9,537
1,981	Argan, Inc.	63,729
3,037	BlueLinx Holdings, Inc.*	188,598
4,431	Boise Cascade Co.	263,467
2,243	Encore Wire Corp.	259,156
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Capital Goods - 6.8% - (continued)
162	Federal Signal Corp.	$ 6,046
1,524	Global Industrial Co.	40,889
3,136	GMS, Inc.*	125,471
9,734	GrafTech International Ltd.	41,954
19,255	Hudson Technologies, Inc.*	141,524
1,807	Insteel Industries, Inc.	47,940
167	Kadant, Inc.	27,857
626	McGrath Rent Corp.	52,496
4,232	Mueller Industries, Inc.	251,550
1,121	MYR Group, Inc.*	94,982
3,765	Quanex Building Products Corp.	68,373
1,832	Rush Enterprises, Inc. Class A	80,352
1,078	Veritiv Corp.*	105,396
		1,869,317
	Commercial & Professional Services - 4.6%
716	Barrett Business Services, Inc.	55,848
2,992	Brady Corp. Class A	124,856
1,503	Deluxe Corp.	25,025
5,475	Ennis, Inc.	110,212
1,954	Healthcare Services Group, Inc.	23,624
4,113	Heidrick & Struggles International, Inc.	106,897
6,724	HNI Corp.	178,253
6,747	Kelly Services, Inc. Class A	91,692
3,082	Kforce, Inc.	180,759
4,615	RCM Technologies, Inc.*	77,024
11,376	Resources Connection, Inc.	205,564
1,117	TrueBlue, Inc.*	21,313
305	UniFirst Corp.	51,310
		1,252,377
	Consumer Durables & Apparel - 5.1%
1,321	Acushnet Holdings Corp.	57,450
5,885	Bassett Furniture Industries, Inc.	92,277
540	Carter's, Inc.	35,386
481	Century Communities, Inc.	20,577
7,223	Ethan Allen Interiors, Inc.	152,694
495	Green Brick Partners, Inc.*	10,583
1,037	Johnson Outdoors, Inc. Class A	53,209
3,154	Kontoor Brands, Inc.	106,006
292	La-Z-Boy, Inc.	6,590
7,124	Levi Strauss & Co. Class A	103,084
605	MDC Holdings, Inc.	16,589
7,125	Movado Group, Inc.	200,783
1,434	Oxford Industries, Inc.	128,745
13,915	Smith & Wesson Brands, Inc.	144,299
3,841	Sturm Ruger & Co., Inc.	195,084
2,647	Vista Outdoor, Inc.*	64,375
		1,387,731
	Consumer Services - 0.9%
17	Graham Holdings Co. Class B	9,146
11,408	Perdoceo Education Corp.*	117,502
2,837	Stride, Inc.*	119,239
		245,887
	Diversified Financials - 1.4%
1,720	A-Mark Precious Metals, Inc.	48,831
6,553	Bridge Investment Group Holdings, Inc.	95,019
8,730	Cherry Hill Mortgage Investment Corp. REIT(1)	42,864
1,211	Cowen, Inc. Class A	46,793
3,504	Oppenheimer Holdings, Inc. Class A	108,554
2,739	Virtu Financial, Inc. Class A	56,889
		398,950

The accompanying notes are an integral part of these financial statements.
35

Hartford Multifactor Small Cap ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Energy - 4.4%
1,369	Alpha Metallurgical Resources, Inc.	$ 187,334
2,064	Arch Resources, Inc.	244,790
711	Civitas Resources, Inc.	40,804
1,273	CONSOL Energy, Inc.	81,879
972	CVR Energy, Inc.	28,169
345	Dorian LPG Ltd.	4,682
2,124	NACCO Industries, Inc.	99,892
661	Peabody Energy Corp.*	16,406
9,360	Ramaco Resources, Inc.	86,112
4,896	Sitio Royalties Corp.	108,251
34,255	VAALCO Energy, Inc.(1)	149,352
5,458	Warrior Met Coal, Inc.	155,225
		1,202,896
	Food & Staples Retailing - 3.9%
1,202	Andersons, Inc.	37,298
3,300	Ingles Markets, Inc. Class A	261,393
6,415	SpartanNash Co.	186,163
6,327	Sprouts Farmers Market, Inc.*	175,574
4,384	United Natural Foods, Inc.*	150,678
3,698	Weis Markets, Inc.	263,446
		1,074,552
	Food, Beverage & Tobacco - 1.7%
312	Cal-Maine Foods, Inc.	17,344
418	Coca-Cola Consolidated, Inc.	172,103
1,073	John B Sanfilippo & Son, Inc.	81,258
1,223	Universal Corp.	56,307
14,555	Vector Group Ltd.	128,230
		455,242
	Health Care Equipment & Services - 8.8%
489	AdaptHealth Corp. Class A*	9,183
456	Addus HomeCare Corp.*	43,430
8,977	Allscripts Healthcare Solutions, Inc.*	136,720
96	Atrion Corp.	54,240
39,608	Co-Diagnostics, Inc.*(1)	127,142
3,986	Computer Programs & Systems, Inc.*	111,130
780	Corvel Corp.*	107,975
11,954	Cross Country Healthcare, Inc.*	339,135
2,501	Fulgent Genetics, Inc.*	95,338
365	Haemonetics Corp.*	27,021
1,109	InfuSystem Holdings, Inc.*	7,752
480	Integer Holdings Corp.*	29,870
764	iRadimed Corp.	22,966
3,062	LeMaitre Vascular, Inc.	155,182
8,959	Meridian Bioscience, Inc.*	282,477
898	Merit Medical Systems, Inc.*	50,746
1,721	National HealthCare Corp.	109,008
2,556	NextGen Healthcare, Inc.*	45,241
606	Orthofix Medical, Inc.*	11,581
6,141	Owens & Minor, Inc.	147,998
11,414	Patterson Cos., Inc.	274,164
1,412	Select Medical Holdings Corp.	31,205
5,501	Sensus Healthcare, Inc.*	68,928
671	Utah Medical Products, Inc.	57,243
2,372	Varex Imaging Corp.*	50,144
3,344	Zynex, Inc.(1)	30,330
		2,426,149
	Household & Personal Products - 0.5%
623	Central Garden & Pet Co. Class A*	21,282
2,237	Nu Skin Enterprises, Inc. Class A	74,649
668	USANA Health Sciences, Inc.*	37,441
		133,372
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Insurance - 4.4%
2,895	American Equity Investment Life Holding Co.	$ 107,955
445	Assured Guaranty Ltd.	21,560
8,452	CNO Financial Group, Inc.	151,882
5,136	Donegal Group, Inc. Class A	69,285
4,456	Employers Holdings, Inc.	153,687
25,488	Genworth Financial, Inc. Class A*	89,208
2,783	Horace Mann Educators Corp.	98,212
349	National Western Life Group, Inc. Class A	59,609
4,203	ProAssurance Corp.	82,001
1,694	Safety Insurance Group, Inc.	138,163
2,615	Stewart Information Services Corp.	114,119
3,956	United Fire Group, Inc.	113,656
857	Universal Insurance Holdings, Inc.	8,441
		1,207,778
	Materials - 3.6%
2,897	AdvanSix, Inc.	92,994
3,431	Greif, Inc. Class A	204,385
388	Hawkins, Inc.	15,128
1,807	Kronos Worldwide, Inc.	16,877
3,547	Mercer International, Inc.	43,628
1,342	Myers Industries, Inc.	22,103
3,643	Olympic Steel, Inc.	83,097
5,650	Ryerson Holding Corp.	145,431
4,686	Schnitzer Steel Industries, Inc. Class A	133,363
328	Stepan Co.	30,724
1,386	SunCoke Energy, Inc.	8,053
4,505	TimkenSteel Corp.*	67,530
3,071	Tredegar Corp.	28,990
1,506	Trinseo plc	27,590
328	Tronox Holdings plc Class A	4,018
1,530	Worthington Industries, Inc.	58,354
		982,265
	Media & Entertainment - 2.3%
1,025	AMC Networks, Inc. Class A*	20,807
21,435	Entravision Communications Corp. Class A	85,097
4,976	John Wiley & Sons, Inc. Class A	186,899
1,728	Scholastic Corp.	53,153
5,914	Sciplay Corp.*	69,549
841	Sinclair Broadcast Group, Inc.	15,214
3,722	Thryv Holdings, Inc.*	84,973
1,400	World Wrestling Entertainment, Inc. Class A	98,238
2,293	XPERI Holding Corp.	32,423
		646,353
	Pharmaceuticals, Biotechnology & Life Sciences - 9.5%
5,295	Amphastar Pharmaceuticals, Inc.*	148,790
37,779	Assertio Holdings, Inc.*	85,758
21,110	Catalyst Pharmaceuticals, Inc.*	270,841
2,968	Collegium Pharmaceutical, Inc.*	47,547
9,765	Corcept Therapeutics, Inc.*	250,375
5,239	Eagle Pharmaceuticals, Inc.*	138,414
1,060	Emergent BioSolutions, Inc.*	22,249
2,365	Harmony Biosciences Holdings, Inc.*	104,746
11,475	Innoviva, Inc.*	133,225
14,400	Ironwood Pharmaceuticals, Inc. Class A*	149,184
2,091	iTeos Therapeutics, Inc.*	39,834
2,136	Maravai LifeSciences Holdings, Inc. Class A*	54,532
11,021	Organogenesis Holdings, Inc. Class A*	35,708
639	Pacira BioSciences, Inc.*	33,988
6,781	Phibro Animal Health Corp. Class A	90,120
2,638	Prestige Consumer Healthcare, Inc.*	131,452
20,908	SIGA Technologies, Inc.	215,352
7,194	Supernus Pharmaceuticals, Inc.*	243,517

The accompanying notes are an integral part of these financial statements.
36

Hartford Multifactor Small Cap ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 9.5% - (continued)
7,407	uniQure N.V.*	$ 138,955
14,254	Vanda Pharmaceuticals, Inc.*	140,830
6,855	Vir Biotechnology, Inc.*	132,164
		2,607,581
	Real Estate - 4.9%
2,908	Armada Hoffler Properties, Inc. REIT	30,185
3,748	Brandywine Realty Trust	25,299
3,188	BRT Apartments Corp.	64,748
269	Centerspace REIT	18,109
16,309	City Office, Inc. REIT	162,601
582	Corporate Office Properties Trust REIT	13,520
5,887	CTO Realty Growth, Inc.	110,322
830	Forestar Group, Inc.*	9,288
56,771	Franklin Street Properties Corp.	149,308
848	Getty Realty Corp. REIT	22,803
1,542	Industrial Logistics Properties Trust	8,481
874	iStar, Inc. REIT	8,093
6,986	Kennedy-Wilson Holdings, Inc.	108,003
1,000	LTC Properties, Inc. REIT	37,450
3,899	LXP Industrial Trust REIT	35,715
2,170	Marcus & Millichap, Inc. REIT	71,133
2,909	Newmark Group, Inc. Class A	23,446
136	NexPoint Residential Trust, Inc. REIT	6,285
4,922	Piedmont Office Realty Trust, Inc. Class A, REIT	51,976
3,363	PotlatchDeltic Corp. REIT	138,017
4,536	RMR Group, Inc. Class A	107,458
4,074	RPT Realty REIT	30,799
5,205	UMH Properties, Inc.	84,061
713	Universal Health Realty Income Trust	30,809
		1,347,909
	Retailing - 7.8%
6,291	Aaron's Co., Inc.	61,148
3,541	Abercrombie & Fitch Co. Class A*	55,063
3,446	Academy Sports & Outdoors, Inc.	145,352
316	Asbury Automotive Group, Inc.*	47,748
10,454	Big 5 Sporting Goods Corp.(1)	112,276
6,912	Buckle, Inc.	218,834
1,795	Build-A-Bear Workshop, Inc.	23,927
6,314	Caleres, Inc.	152,925
1,167	Camping World Holdings, Inc. Class A	29,548
7,757	Cato Corp. Class A	74,002
3,264	Designer Brands, Inc.	49,972
751	Dillard's, Inc. Class A(1)	204,843
158	Foot Locker, Inc.	4,919
656	Group 1 Automotive, Inc.	93,723
10,042	Haverty Furniture Cos., Inc.	250,046
2,794	Hibbett, Inc.	139,169
2,371	MarineMax, Inc.*	70,632
1,291	Nordstrom, Inc.	21,598
1,095	Penske Automotive Group, Inc.	107,781
6,786	Rent-A-Center, Inc.	118,823
4,205	Sally Beauty Holdings, Inc.*	52,983
1,105	Shoe Carnival, Inc.	23,691
102	Shutterstock, Inc.	5,117
458	Signet Jewelers Ltd.	26,193
4,617	Sportsman's Warehouse Holdings, Inc.*	38,321
302	Zumiez, Inc.*	6,502
		2,135,136
	Semiconductors & Semiconductor Equipment - 2.5%
780	Alpha & Omega Semiconductor Ltd.*	23,993
9,980	Amkor Technology, Inc.	170,159
543	Axcelis Technologies, Inc.*	32,884
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Semiconductors & Semiconductor Equipment - 2.5% - (continued)
324	Cohu, Inc.*	$ 8,352
5,387	Kulicke & Soffa Industries, Inc.	207,561
10,233	Magnachip Semiconductor Corp.*	104,786
8,758	Photronics, Inc.*	128,042
		675,777
	Software & Services - 2.5%
9,265	A10 Networks, Inc.	122,947
6,440	Conduent, Inc.*	21,510
3,633	CSG Systems International, Inc.	192,113
650	Evertec, Inc.	20,377
6,043	Hackett Group, Inc.	107,082
20,923	Information Services Group, Inc.	99,593
1,261	Progress Software Corp.	53,656
5,822	Rimini Street, Inc.*	27,130
915	TTEC Holdings, Inc.	40,544
		684,952
	Technology Hardware & Equipment - 6.6%
2,633	Aviat Networks, Inc.*	72,091
2,234	Bel Fuse, Inc.	56,408
318	Belden, Inc.	19,086
2,054	Benchmark Electronics, Inc.	50,898
4,231	ePlus, Inc.*	175,756
4,128	Garrett Motion, Inc.*	23,323
1,866	Insight Enterprises, Inc.*	153,777
692	Kimball Electronics, Inc.*	11,868
3,637	Methode Electronics, Inc.	135,115
1,168	OSI Systems, Inc.*	84,166
1,267	PC Connection, Inc.	57,129
951	Plexus Corp.*	83,270
6,150	Richardson Electronics Ltd.	92,865
4,748	Sanmina Corp.*	218,788
4,953	ScanSource, Inc.*	130,809
3,657	Super Micro Computer, Inc.*	201,391
13,638	Vishay Intertechnology, Inc.	242,620
384	Vishay Precision Group, Inc.*	11,363
		1,820,723
	Telecommunication Services - 1.4%
4,016	EchoStar Corp. Class A*	66,144
681	IDT Corp. Class B*	16,909
16,116	Telephone & Data Systems, Inc.	224,012
2,788	United States Cellular Corp.*	72,572
		379,637
	Transportation - 5.3%
1,508	ArcBest Corp.	109,677
323	Atlas Air Worldwide Holdings, Inc.*	30,869
2,828	Covenant Logistics Group, Inc.	81,164
4,374	Eagle Bulk Shipping, Inc.	188,869
12,662	Genco Shipping & Trading Ltd.	158,655
1,990	Hub Group, Inc. Class A*	137,270
2,970	Marten Transport Ltd.	56,905
2,198	Matson, Inc.	135,221
26,441	Pangaea Logistics Solutions Ltd.	122,157
11,333	Schneider National, Inc. Class B	230,060
2,251	Universal Logistics Holdings, Inc.	71,402
3,660	Werner Enterprises, Inc.	137,616
		1,459,865
	Utilities - 0.5%
618	Avista Corp.	22,897
235	Northwest Natural Holding Co.	10,194

The accompanying notes are an integral part of these financial statements.
37

Hartford Multifactor Small Cap ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.7% - (continued)
	Utilities - 0.5% - (continued)
958	Otter Tail Corp.		$ 58,936
1,013	Unitil Corp.		47,054
			139,081
	Total Common Stocks (cost $32,228,767)		$ 27,363,250
SHORT-TERM INVESTMENTS - 1.0%
	Securities Lending Collateral - 1.0%
42,647	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.91%(2)		$ 42,647
142,154	HSBC US Government Money Market Fund, 2.91%(2)		142,154
42,646	Invesco Government & Agency Portfolio, Institutional Class, 2.95%(2)		42,646
42,646	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.81%(2)		42,646
	Total Short-Term Investments (cost $270,093)		$ 270,093
	Total Investments (cost $32,498,860)	100.7%	$ 27,633,343
	Other Assets and Liabilities	(0.7)%	(179,711)
	Total Net Assets	100.0%	$ 27,453,632
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.

Futures Contracts Outstanding at September 30, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000	1	12/16/2022	$ 83,490	$ (8,805)
Total futures contracts				$ (8,805)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
38

Hartford Multifactor Small Cap ETF
Schedule of Investments – (continued)
September 30, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 169,993	$ 169,993	$ —	$ —
Banks	2,659,727	2,659,727	—	—
Capital Goods	1,869,317	1,869,317	—	—
Commercial & Professional Services	1,252,377	1,252,377	—	—
Consumer Durables & Apparel	1,387,731	1,387,731	—	—
Consumer Services	245,887	245,887	—	—
Diversified Financials	398,950	398,950	—	—
Energy	1,202,896	1,202,896	—	—
Food & Staples Retailing	1,074,552	1,074,552	—	—
Food, Beverage & Tobacco	455,242	455,242	—	—
Health Care Equipment & Services	2,426,149	2,426,149	—	—
Household & Personal Products	133,372	133,372	—	—
Insurance	1,207,778	1,207,778	—	—
Materials	982,265	982,265	—	—
Media & Entertainment	646,353	646,353	—	—
Pharmaceuticals, Biotechnology & Life Sciences	2,607,581	2,607,581	—	—
Real Estate	1,347,909	1,347,909	—	—
Retailing	2,135,136	2,135,136	—	—
Semiconductors & Semiconductor Equipment	675,777	675,777	—	—
Software & Services	684,952	684,952	—	—
Technology Hardware & Equipment	1,820,723	1,820,723	—	—
Telecommunication Services	379,637	379,637	—	—
Transportation	1,459,865	1,459,865	—	—
Utilities	139,081	139,081	—	—
Short-Term Investments	270,093	270,093	—	—
Total	$ 27,633,343	$ 27,633,343	$ —	$ —
Liabilities
Futures Contracts(2)	$ (8,805)	$ (8,805)	$ —	$ —
Total	$ (8,805)	$ (8,805)	$ —	$ —

(1)	For the year ended September 30, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
39

Hartford Multifactor US Equity ETF
Schedule of Investments
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6%
	Automobiles & Components - 0.1%
63	Ford Motor Co.	$ 706
17,107	Gentex Corp.	407,831
		408,537
	Banks - 2.2%
65,095	Bank of America Corp.	1,965,869
9,482	Citigroup, Inc.	395,115
23,120	CVB Financial Corp.	585,398
9,756	First Interstate BancSystem, Inc. Class A	393,654
21,717	JP Morgan Chase & Co.	2,269,426
770	M&T Bank Corp.	135,766
5,024	New York Community Bancorp, Inc.	42,855
1,350	PNC Financial Services Group, Inc.	201,717
2,453	Prosperity Bancshares, Inc.	163,566
6,966	SouthState Corp.	551,150
940	U.S. Bancorp	37,901
216	UMB Financial Corp.	18,207
153	Umpqua Holdings Corp.	2,615
4,637	United Bankshares, Inc.	165,773
9,062	Wells Fargo & Co.	364,474
2,934	Zions Bancorp NA	149,223
		7,442,709
	Capital Goods - 5.1%
8,466	3M Co.	935,493
2,532	A.O. Smith Corp.	123,004
11,363	BWX Technologies, Inc.	572,354
1,392	Carlisle Cos., Inc.	390,331
1,576	Carrier Global Corp.	56,043
272	Caterpillar, Inc.	44,630
4,201	Cummins, Inc.	854,945
24,543	Fastenal Co.	1,129,960
3,592	General Dynamics Corp.	762,115
45	Graco, Inc.	2,698
2,644	Huntington Ingalls Industries, Inc.	585,646
1,624	Illinois Tool Works, Inc.	293,376
81	Johnson Controls International plc	3,987
4,511	L3Harris Technologies, Inc.	937,521
18	Lennox International, Inc.	4,008
1,861	Lincoln Electric Holdings, Inc.	233,965
4,424	Lockheed Martin Corp.	1,708,947
6,955	Masco Corp.	324,729
15,336	MSC Industrial Direct Co., Inc. Class A	1,116,614
4,625	Northrop Grumman Corp.	2,175,230
7,745	Otis Worldwide Corp.	494,131
8,241	PACCAR, Inc.	689,689
548	Simpson Manufacturing Co., Inc.	42,963
2,735	Snap-on, Inc.	550,692
36	Toro Co.	3,113
9,617	UFP Industries, Inc.	693,963
4,467	Watsco, Inc.	1,150,074
748	Watts Water Technologies, Inc. Class A	94,046
2,249	WW Grainger, Inc.	1,100,188
		17,074,455
	Commercial & Professional Services - 2.5%
12,566	Booz Allen Hamilton Holding Corp. Class A	1,160,470
859	CACI International, Inc. Class A*	224,251
9	Equifax, Inc.	1,543
8,033	FTI Consulting, Inc.*	1,331,148
4,658	Jacobs Solutions, Inc.	505,346
3,551	Leidos Holdings, Inc.	310,606
11,976	ManpowerGroup, Inc.	774,727
6,681	Republic Services, Inc. Class A	908,883
4,307	Robert Half International, Inc.	329,486
22,638	Rollins, Inc.	785,086
1,020	Science Applications International Corp.	90,199
1,819	Verisk Analytics, Inc. Class A	310,194
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Commercial & Professional Services - 2.5% - (continued)
3,923	Waste Connections, Inc.	$ 530,115
7,303	Waste Management, Inc.	1,170,014
		8,432,068
	Consumer Durables & Apparel - 1.1%
2,597	D.R. Horton, Inc.	174,908
5,323	Garmin Ltd.	427,490
45,222	Mattel, Inc.*	856,505
18,635	Newell Brands, Inc.	258,840
2,118	NIKE, Inc. Class B	176,048
11,701	Ralph Lauren Corp. Class A	993,766
6,361	VF Corp.	190,258
3,974	Whirlpool Corp.	535,735
		3,613,550
	Consumer Services - 2.0%
2,928	Domino's Pizza, Inc.	908,266
42,185	H&R Block, Inc.	1,794,550
12,610	McDonald's Corp.	2,909,631
81	Papa John's International, Inc.	5,671
5,899	Service Corp. International	340,608
54	Starbucks Corp.	4,550
7,783	Yum! Brands, Inc.	827,644
		6,790,920
	Diversified Financials - 1.4%
9,049	Bank of New York Mellon Corp.	348,568
12,019	Berkshire Hathaway, Inc. Class B*	3,209,313
54	Cboe Global Markets, Inc.	6,338
351	CME Group, Inc.	62,173
225	Franklin Resources, Inc.	4,842
6,830	Houlihan Lokey, Inc. Class A	514,845
90	Interactive Brokers Group, Inc. Class A	5,752
54	Intercontinental Exchange, Inc.	4,879
207	Jefferies Financial Group, Inc.	6,107
27	Nasdaq, Inc.	1,530
144	Raymond James Financial, Inc.	14,230
8,556	Voya Financial, Inc.	517,638
		4,696,215
	Energy - 2.5%
19,537	Chevron Corp.	2,806,881
3,290	ConocoPhillips	336,699
55,375	Coterra Energy, Inc.	1,446,395
1,977	EOG Resources, Inc.	220,890
35,619	Exxon Mobil Corp.	3,109,895
1,387	Pioneer Natural Resources Co.	300,327
704	Valero Energy Corp.	75,222
		8,296,309
	Food & Staples Retailing - 2.9%
7,616	BJ's Wholesale Club Holdings, Inc.*	554,521
1,685	Casey's General Stores, Inc.	341,246
5,250	Costco Wholesale Corp.	2,479,417
50,266	Kroger Co.	2,199,138
25,750	Walgreens Boots Alliance, Inc.	808,550
24,277	Walmart, Inc.	3,148,727
		9,531,599
	Food, Beverage & Tobacco - 3.8%
1,485	Altria Group, Inc.	59,964
2,477	Archer-Daniels-Midland Co.	199,275
153	Bunge Ltd.	12,633
15,691	Campbell Soup Co.	739,360
36,957	Coca-Cola Co.	2,070,331
12,113	Conagra Brands, Inc.	395,247
38,401	Flowers Foods, Inc.	948,121
14,273	General Mills, Inc.	1,093,455
3,008	Hershey Co.	663,174
9,618	Hormel Foods Corp.	437,042

The accompanying notes are an integral part of these financial statements.
40

Hartford Multifactor US Equity ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Food, Beverage & Tobacco - 3.8% - (continued)
2,111	JM Smucker Co.	$ 290,072
22,950	Kellogg Co.	1,598,697
17,544	PepsiCo., Inc.	2,864,233
8,179	Philip Morris International, Inc.	678,939
11,262	Tyson Foods, Inc. Class A	742,504
		12,793,047
	Health Care Equipment & Services - 5.7%
9,412	Abbott Laboratories	910,705
12,056	AmerisourceBergen Corp. Class A	1,631,539
13,446	AMN Healthcare Services, Inc.*	1,424,738
3,347	Baxter International, Inc.	180,269
2,663	Becton Dickinson and Co.	593,396
1,599	Cardinal Health, Inc.	106,621
675	Centene Corp.*	52,522
928	Chemed Corp.	405,128
2,665	Cigna Corp.	739,458
18	Cooper Cos., Inc.	4,750
15,192	CVS Health Corp.	1,448,861
2,238	Elevance Health, Inc.	1,016,589
18	Embecta Corp.	518
8,189	Henry Schein, Inc.*	538,591
9,781	Hologic, Inc.*	631,070
2,147	Humana, Inc.	1,041,703
759	Laboratory Corp. of America Holdings	155,451
9	Masimo Corp.*	1,270
3,369	McKesson Corp.	1,145,022
284	Molina Healthcare, Inc.*	93,675
29,129	Premier, Inc. Class A	988,638
14,402	Quest Diagnostics, Inc.	1,766,981
14,129	QuidelOrtho Corp.*	1,009,941
1,120	ResMed, Inc.	244,496
5,762	UnitedHealth Group, Inc.	2,910,041
		19,041,973
	Household & Personal Products - 1.6%
773	Avery Dennison Corp.	125,767
5,006	Church & Dwight Co., Inc.	357,629
5,103	Clorox Co.	655,174
11,121	Colgate-Palmolive Co.	781,250
8,121	Kimberly-Clark Corp.	913,937
20,302	Procter & Gamble Co.	2,563,128
		5,396,885
	Insurance - 6.8%
6,157	Aflac, Inc.	346,023
811	Alleghany Corp.*	680,729
14,460	Allstate Corp.	1,800,704
13,675	American International Group, Inc.	649,289
13,719	Arch Capital Group Ltd.*	624,763
533	Arthur J Gallagher & Co.	91,260
3,482	Assurant, Inc.	505,830
36,223	Axis Capital Holdings Ltd.	1,780,360
6,080	Chubb Ltd.	1,105,830
16,736	Cincinnati Financial Corp.	1,499,044
1,621	Erie Indemnity Co. Class A	360,364
5,468	Everest Re Group Ltd.	1,435,022
3,226	Fidelity National Financial, Inc.	116,781
1,377	First American Financial Corp.	63,480
7,362	Hanover Insurance Group, Inc.	943,367
9,948	Loews Corp.	495,808
800	Markel Corp.*	867,376
2,042	Marsh & McLennan Cos., Inc.	304,850
22,469	MetLife, Inc.	1,365,666
56,611	Old Republic International Corp.	1,184,868
6,033	Principal Financial Group, Inc.	435,281
8,118	Progressive Corp.	943,393
12,365	Prudential Financial, Inc.	1,060,670
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Insurance - 6.8% - (continued)
341	RLI Corp.	$ 34,912
8,869	Selective Insurance Group, Inc.	721,937
9,634	Travelers Cos., Inc.	1,475,929
19,176	Unum Group	744,029
3,291	Willis Towers Watson plc	661,294
8,495	WR Berkley Corp.	548,607
		22,847,466
	Materials - 3.9%
780	Air Products and Chemicals, Inc.	181,529
70,697	Amcor plc	758,579
1,608	AptarGroup, Inc.	152,808
18	Balchem Corp.	2,188
63	Ball Corp.	3,044
9,183	CF Industries Holdings, Inc.	883,864
16,725	Commercial Metals Co.	593,403
16,222	Dow, Inc.	712,632
1,831	Graphic Packaging Holding Co.	36,144
30,591	Huntsman Corp.	750,703
18,834	International Paper Co.	597,038
99	Louisiana-Pacific Corp.	5,068
10,927	LyondellBasell Industries N.V. Class A	822,585
34,553	Newmont Corp.	1,452,263
10,884	Nucor Corp.	1,164,479
9,354	Packaging Corp. of America	1,050,361
9,131	Reliance Steel & Aluminum Co.	1,592,538
3,328	RPM International, Inc.	277,256
335	Sherwin-Williams Co.	68,591
14,199	Silgan Holdings, Inc.	596,926
19,132	Steel Dynamics, Inc.	1,357,415
		13,059,414
	Media & Entertainment - 3.9%
20,721	Activision Blizzard, Inc.	1,540,399
26,132	Alphabet, Inc. Class A*	2,499,526
554	Charter Communications, Inc. Class A*	168,056
25,394	Comcast Corp. Class A	744,806
9,514	Electronic Arts, Inc.	1,100,865
15,607	Fox Corp. Class A	478,823
288	IAC, Inc.*	15,949
126	Interpublic Group of Cos., Inc.	3,226
19,464	Liberty Global plc Class C*	321,156
13,625	Meta Platforms, Inc. Class A*	1,848,640
27	Netflix, Inc.*	6,357
189	New York Times Co. Class A	5,434
540	News Corp. Class A	8,159
10,356	Omnicom Group, Inc.	653,360
148,434	Sirius XM Holdings, Inc.(1)	847,558
3,624	Take-Two Interactive Software, Inc.*	395,016
76,027	TEGNA, Inc.	1,572,238
8,246	Walt Disney Co.*	777,845
		12,987,413
	Pharmaceuticals, Biotechnology & Life Sciences - 11.3%
27,417	AbbVie, Inc.	3,679,636
7,216	Amgen, Inc.	1,626,486
31,549	Bristol-Myers Squibb Co.	2,242,818
1,654	Corteva, Inc.	94,526
7,235	Danaher Corp.	1,868,728
11,975	Eli Lilly & Co.	3,872,116
20,353	Exelixis, Inc.*	319,135
37,663	Gilead Sciences, Inc.	2,323,431
7,512	Incyte Corp.*	500,600
24,989	Johnson & Johnson	4,082,203
50,277	Merck & Co., Inc.	4,329,855
9	Mettler-Toledo International, Inc.*	9,757
1,475	Moderna, Inc.*	174,419
66,505	Organon & Co.	1,556,217

The accompanying notes are an integral part of these financial statements.
41

Hartford Multifactor US Equity ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 11.3% - (continued)
36	PerkinElmer, Inc.	$ 4,332
92,185	Pfizer, Inc.	4,034,016
3,377	Regeneron Pharmaceuticals, Inc.*	2,326,314
2,604	Seagen, Inc.*	356,305
4,202	Thermo Fisher Scientific, Inc.	2,131,212
3,224	United Therapeutics Corp.*	675,041
4,064	Vertex Pharmaceuticals, Inc.*	1,176,691
949	Waters Corp.*	255,784
54	West Pharmaceutical Services, Inc.	13,288
72	Zoetis, Inc.	10,677
		37,663,587
	Real Estate - 1.5%
3,428	Agree Realty Corp. REIT	231,664
117	Alexandria Real Estate Equities, Inc. REIT	16,402
36	American Homes 4 Rent Class A, REIT	1,181
1,406	American Tower Corp. REIT	301,868
8,688	Americold Realty Trust, Inc. REIT	213,725
27	AvalonBay Communities, Inc. REIT	4,973
7,063	Broadstone Net Lease, Inc.	109,688
18	Camden Property Trust REIT	2,150
2,166	Crown Castle, Inc. REIT	313,095
288	CubeSmart REIT	11,537
8,724	Digital Realty Trust, Inc. REIT	865,246
468	Duke Realty Corp. REIT	22,558
494	Equinix, Inc. REIT	281,007
992	Equity Residential REIT	66,682
2,875	Extra Space Storage, Inc. REIT	496,541
7,063	Iron Mountain, Inc. REIT	310,560
72	Kilroy Realty Corp. REIT	3,032
144	Life Storage, Inc. REIT	15,950
1,890	LXP Industrial Trust REIT	17,312
54	Mid-America Apartment Communities, Inc. REIT	8,374
72	National Storage Affiliates Trust REIT	2,994
36	Prologis, Inc. REIT	3,658
2,835	Public Storage REIT	830,116
2,343	Realty Income Corp. REIT	136,363
45	Rexford Industrial Realty, Inc. REIT	2,340
388	SBA Communications Corp. REIT	110,444
126	STAG Industrial, Inc. REIT	3,582
27	Terreno Realty Corp. REIT	1,431
2,842	Weyerhaeuser Co., REIT	81,168
8,482	WP Carey, Inc. REIT	592,044
		5,057,685
	Retailing - 6.7%
1,305	Advance Auto Parts, Inc.	204,024
17,590	Amazon.com, Inc.*	1,987,670
5,491	AutoNation, Inc.*	559,368
765	AutoZone, Inc.*	1,638,576
22,366	Best Buy Co., Inc.	1,416,662
54	Dick's Sporting Goods, Inc.	5,651
9,236	Dollar General Corp.	2,215,347
10,426	Dollar Tree, Inc.*	1,418,979
504	eBay, Inc.	18,552
126	Foot Locker, Inc.	3,922
9,143	Genuine Parts Co.	1,365,233
11,036	Home Depot, Inc.	3,045,274
375	Lithia Motors, Inc. Class A	80,456
4,284	LKQ Corp.	201,991
3,616	Lowe's Cos., Inc.	679,121
8,631	Murphy USA, Inc.	2,372,748
2,037	O'Reilly Automotive, Inc.*	1,432,724
471	Pool Corp.	149,877
8,739	Target Corp.	1,296,780
6,277	TJX Cos., Inc.	389,927
8,343	Tractor Supply Co.	1,550,797
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Retailing - 6.7% - (continued)
485	Ulta Beauty, Inc.*	$ 194,577
9	Williams-Sonoma, Inc.	1,061
		22,229,317
	Semiconductors & Semiconductor Equipment - 3.8%
117	Advanced Micro Devices, Inc.*	7,413
783	Analog Devices, Inc.	109,103
1,620	Applied Materials, Inc.	132,727
6,188	Broadcom, Inc.	2,747,534
7,236	Cirrus Logic, Inc.*	497,837
27	Diodes, Inc.*	1,752
36	Entegris, Inc.	2,989
66,461	Intel Corp.	1,712,700
2,460	KLA Corp.	744,470
347	Lam Research Corp.	127,002
11,896	Micron Technology, Inc.	595,990
953	Monolithic Power Systems, Inc.	346,320
10,362	NVIDIA Corp.	1,257,843
7,127	Power Integrations, Inc.	458,409
9,781	QUALCOMM, Inc.	1,105,057
4,842	Skyworks Solutions, Inc.	412,877
8,525	Teradyne, Inc.	640,654
10,735	Texas Instruments, Inc.	1,661,563
		12,562,240
	Software & Services - 12.1%
12,275	Accenture plc Class A	3,158,357
7,368	Adobe, Inc.*	2,027,674
15,725	Akamai Technologies, Inc.*	1,263,032
9	ANSYS, Inc.*	1,995
27	Aspen Technology, Inc.*	6,431
4,185	Automatic Data Processing, Inc.	946,605
1,952	Black Knight, Inc.*	126,353
11,246	Box, Inc. Class A*	274,290
8,633	Broadridge Financial Solutions, Inc.	1,245,915
5,177	Cadence Design Systems, Inc.*	846,077
405	Citrix Systems, Inc.	42,120
27,543	Cognizant Technology Solutions Corp. Class A	1,582,070
6,197	Concentrix Corp.	691,771
12,319	Dolby Laboratories, Inc. Class A	802,583
49,844	Dropbox, Inc. Class A*	1,032,768
27	EPAM Systems, Inc.*	9,779
1,905	ExlService Holdings, Inc.*	280,721
429	Fiserv, Inc.*	40,142
8,373	Fortinet, Inc.*	411,365
1,385	Gartner, Inc.*	383,216
18,032	International Business Machines Corp.	2,142,382
510	Intuit, Inc.	197,533
12,474	Jack Henry & Associates, Inc.	2,273,636
7,418	Mastercard, Inc. Class A	2,109,234
21,625	MAXIMUS, Inc.	1,251,439
14,459	Microsoft Corp.	3,367,501
64,042	Nortonlifelock, Inc.	1,289,806
22,183	Oracle Corp.	1,354,716
1,150	Palo Alto Networks, Inc.*	188,358
12,408	Paychex, Inc.	1,392,302
5,442	Qualys, Inc.*	758,560
1,419	Roper Technologies, Inc.	510,329
234	Salesforce, Inc.*	33,659
290	ServiceNow, Inc.*	109,507
2,328	Synopsys, Inc.*	711,227
4,761	Teradata Corp.*	147,877
27	Tyler Technologies, Inc.*	9,382
6,286	VeriSign, Inc.*	1,091,878
14,096	Visa, Inc. Class A	2,504,154
7,565	VMware, Inc. Class A	805,370

The accompanying notes are an integral part of these financial statements.
42

Hartford Multifactor US Equity ETF
Schedule of Investments – (continued)
September 30, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Software & Services - 12.1% - (continued)
179,210	Western Union Co.	$ 2,419,335
7,554	Zoom Video Communications, Inc. Class A*	555,899
		40,397,348
	Technology Hardware & Equipment - 8.7%
26,707	Allison Transmission Holdings, Inc.	901,628
8,846	Amphenol Corp. Class A	592,328
22,438	Apple, Inc.	3,100,932
719	Arista Networks, Inc.*	81,168
10,355	Arrow Electronics, Inc.*	954,627
48,872	Avnet, Inc.	1,765,257
4,755	CDW Corp.	742,160
4,735	Ciena Corp.*	191,436
45,598	Cisco Systems, Inc.	1,823,920
39,008	Corning, Inc.	1,132,012
54,913	Dell Technologies, Inc. Class C	1,876,377
36	F5, Inc.*	5,210
117	Fabrinet *	11,168
178,363	Hewlett Packard Enterprise Co.	2,136,789
106,922	HP, Inc.	2,664,496
11,262	Jabil, Inc.	649,930
45,081	Juniper Networks, Inc.	1,177,516
7,623	Keysight Technologies, Inc.*	1,199,555
1,327	Littelfuse, Inc.	263,662
6,718	Motorola Solutions, Inc.	1,504,631
23,636	NetApp, Inc.	1,461,887
663	Rogers Corp.*	160,366
33,396	Seagate Technology Holdings plc	1,777,669
33,643	Switch, Inc. Class A	1,133,433
3,869	TE Connectivity Ltd.	426,983
58,547	Vontier Corp.	978,320
6,756	Western Digital Corp.*	219,908
27	Zebra Technologies Corp. Class A*	7,074
		28,940,442
	Telecommunication Services - 2.6%
143,882	AT&T, Inc.	2,207,150
108,873	Lumen Technologies, Inc.	792,595
7,132	T-Mobile U.S., Inc.*	956,901
122,757	Verizon Communications, Inc.	4,661,083
		8,617,729
	Transportation - 2.7%
45	AMERCO	22,915
16,918	CH Robinson Worldwide, Inc.	1,629,373
15,106	Expeditors International of Washington, Inc.	1,334,011
3,274	FedEx Corp.	486,091
4,068	J.B. Hunt Transport Services, Inc.	636,316
11,980	Knight-Swift Transportation Holdings, Inc.	586,181
12,075	Landstar System, Inc.	1,743,268
45	Old Dominion Freight Line, Inc.	11,195
13,584	Ryder System, Inc.	1,025,456
8,914	United Parcel Service, Inc. Class B	1,439,967
		8,914,773
	Utilities - 4.7%
9,520	Alliant Energy Corp.	504,465
8,540	Ameren Corp.	687,897
10,067	American Electric Power Co., Inc.	870,292
524	American Water Works Co., Inc.	68,204
6,076	Atmos Energy Corp.	618,841
15,805	CMS Energy Corp.	920,483
14,837	Consolidated Edison, Inc.	1,272,421
8,810	Dominion Energy, Inc.	608,859
1,431	DTE Energy Co.	164,636
Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.6% - (continued)
	Utilities - 4.7% - (continued)
6,987	Duke Energy Corp.		$ 649,931
8,030	Edison International		454,337
2,933	Entergy Corp.		295,148
6,727	Evergy, Inc.		399,584
5,184	Eversource Energy		404,145
18,344	Exelon Corp.		687,166
11,130	FirstEnergy Corp.		411,810
15,813	Hawaiian Electric Industries, Inc.		548,079
1,973	IDACORP, Inc.		195,347
10,600	National Fuel Gas Co.		652,430
8,992	NiSource, Inc.		226,508
30,929	NRG Energy, Inc.		1,183,653
10,496	OGE Energy Corp.		382,684
1,245	Pinnacle West Capital Corp.		80,315
8,116	Portland General Electric Co.		352,721
45	PPL Corp.		1,141
6,995	Southern Co.		475,660
1,279	Southwest Gas Holdings, Inc.		89,210
8,580	Spire, Inc.		534,791
8,817	UGI Corp.		285,054
9,172	WEC Energy Group, Inc.		820,252
11,100	Xcel Energy, Inc.		710,400
			15,556,464
	Total Common Stocks (cost $364,078,454)		$ 332,352,145
SHORT-TERM INVESTMENTS - 0.2%
	Securities Lending Collateral - 0.2%
130,455	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.91%(2)		$ 130,455
434,848	HSBC US Government Money Market Fund, 2.91%(2)		434,848
130,454	Invesco Government & Agency Portfolio, Institutional Class, 2.95%(2)		130,454
130,454	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.81%(2)		130,454
	Total Short-Term Investments (cost $826,211)		$ 826,211
	Total Investments (cost $364,904,665)	99.8%	$ 333,178,356
	Other Assets and Liabilities	0.2%	563,015
	Total Net Assets	100.0%	$ 333,741,371
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
43

Hartford Multifactor US Equity ETF
Schedule of Investments – (continued)
September 30, 2022

Futures Contracts Outstanding at September 30, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	3	12/16/2022	$ 540,225	$ (72,723)
Total futures contracts				$ (72,723)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 408,537	$ 408,537	$ —	$ —
Banks	7,442,709	7,442,709	—	—
Capital Goods	17,074,455	17,074,455	—	—
Commercial & Professional Services	8,432,068	8,432,068	—	—
Consumer Durables & Apparel	3,613,550	3,613,550	—	—
Consumer Services	6,790,920	6,790,920	—	—
Diversified Financials	4,696,215	4,696,215	—	—
Energy	8,296,309	8,296,309	—	—
Food & Staples Retailing	9,531,599	9,531,599	—	—
Food, Beverage & Tobacco	12,793,047	12,793,047	—	—
Health Care Equipment & Services	19,041,973	19,041,973	—	—
Household & Personal Products	5,396,885	5,396,885	—	—
Insurance	22,847,466	22,847,466	—	—
Materials	13,059,414	13,059,414	—	—
Media & Entertainment	12,987,413	12,987,413	—	—
Pharmaceuticals, Biotechnology & Life Sciences	37,663,587	37,663,587	—	—
Real Estate	5,057,685	5,057,685	—	—
Retailing	22,229,317	22,229,317	—	—
Semiconductors & Semiconductor Equipment	12,562,240	12,562,240	—	—
Software & Services	40,397,348	40,355,228	42,120	—
Technology Hardware & Equipment	28,940,442	28,940,442	—	—
Telecommunication Services	8,617,729	8,617,729	—	—
Transportation	8,914,773	8,914,773	—	—
Utilities	15,556,464	15,556,464	—	—
Short-Term Investments	826,211	826,211	—	—
Total	$ 333,178,356	$ 333,136,236	$ 42,120	$ —
Liabilities
Futures Contracts(2)	$ (72,723)	$ (72,723)	$ —	$ —
Total	$ (72,723)	$ (72,723)	$ —	$ —

(1)	For the year ended September 30, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
44

Hartford Multifactor ETFs
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Index Abbreviations:
EAFE	Europe, Australasia and Far East
S&P	Standard & Poor's
Other Abbreviations:
ADR	American Depositary Receipt
Bhd	Berhad
GDR	Global Depositary Receipt
KGaA	Kommanditgesellschaft Auf Aktien
NVDR	Non-Voting Depositary Receipt
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
Tbk	Terbuka
45

Hartford Multifactor ETFs
 Statements of Assets and Liabilities
September 30, 2022

	Hartford Longevity Economy ETF	Hartford Multifactor Developed Markets (ex-US) ETF	Hartford Multifactor Diversified International ETF	Hartford Multifactor Emerging Markets ETF	Hartford Multifactor Small Cap ETF	Hartford Multifactor US Equity ETF
Assets:
Investments in securities, at market value(1)	$ 20,356,972	$ 1,270,163,258	$ 15,108,676	$ 25,357,814	$ 27,633,343	$ 333,178,356
Cash	753	3,369,922	24,181	26,976	33,677	298,699
Cash collateral due from broker on futures contracts	—	731,000	6,000	13,000	41,000	80,000
Cash collateral held for securities on loan	3,551	2,173,252	4,066	—	14,216	43,485
Foreign currency	—	4,067,402	16,523	24,129	103	—
Receivables:
Investment securities sold	108,887	—	—	520	—	2,804,002
Dividends and interest	20,751	5,047,844	81,051	147,598	22,283	387,608
Securities lending income	420	26,611	50	—	457	3,849
Tax reclaims	—	4,527,130	5,938	6,846	1,650	—
Total assets	20,491,334	1,290,106,419	15,246,485	25,576,883	27,746,729	336,795,999
Liabilities:
Obligation to return securities lending collateral	71,031	43,465,048	81,332	—	284,309	869,696
Payables:
Investment securities purchased	105,389	—	—	7,622	—	2,119,727
Investment management fees	7,892	322,452	3,871	13,690	8,198	57,307
Variation margin on futures contracts	—	57,314	370	540	590	7,898
Total liabilities	184,312	43,844,814	85,573	21,852	293,097	3,054,628
Net assets	$ 20,307,022	$ 1,246,261,605	$ 15,160,912	$ 25,555,031	$ 27,453,632	$ 333,741,371
Summary of Net Assets:
Paid-in-capital	$ 25,737,526	$ 1,829,945,810	$ 18,724,206	$ 47,782,587	$ 37,566,753	$ 408,779,063
Distributable earnings (loss)	(5,430,504)	(583,684,205)	(3,563,294)	(22,227,556)	(10,113,121)	(75,037,692)
Net assets	20,307,022	1,246,261,605	15,160,912	25,555,031	27,453,632	333,741,371
Net asset value per share	21.38	21.86	21.66	18.25	32.30	35.32
Shares issued and outstanding	950,000	57,000,000	700,000	1,400,000	850,000	9,450,000
Cost of investments	$ 23,645,478	$ 1,510,807,051	$ 17,642,662	$ 29,832,830	$ 32,498,860	$ 364,904,665
Cost of foreign currency	$ —	$ 4,126,503	$ 16,653	$ 24,098	$ 102	$ —
(1) Includes Investment in securities on loan, at market value	$ 68,720	$ 35,499,359	$ 79,356	$ —	$ 279,502	$ 839,079
The accompanying notes are an integral part of these financial statements.
46

Hartford Multifactor ETFs
 Statements of Operations
For the Year Ended September 30, 2022

	Hartford Longevity Economy ETF	Hartford Multifactor Developed Markets (ex-US) ETF	Hartford Multifactor Diversified International ETF	Hartford Multifactor Emerging Markets ETF	Hartford Multifactor Small Cap ETF	Hartford Multifactor US Equity ETF
Investment Income:
Dividends	$ 442,179	$ 74,170,550	$ 612,274	$ 2,094,061	$ 705,285	$ 7,388,594
Non-cash dividends	—	809,407	23,715	160,290	—	—
Interest	281	—	123	1,269	677	10,563
Securities lending	3,353	608,436	2,478	4,704	3,157	10,492
Less: Foreign tax withheld	(194)	(7,184,823)	(66,146)	(241,172)	(470)	(696)
Total investment income, net	445,619	68,403,570	572,444	2,019,152	708,649	7,408,953
Expenses:
Investment management fees	106,848	4,830,962	26,015	178,150	95,890	704,553
Total expenses	106,848	4,830,962	26,015	178,150	95,890	704,553
Net Investment Income (Loss)	338,771	63,572,608	546,429	1,841,002	612,759	6,704,400
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(1,692,777)	(17,938,760) (1)	(861,855)	(4,680,787) (1)	(444,459) (1)	19,970,015 (1)
Futures contracts	—	(2,621,132)	1,301	(77,316)	(27,858)	(145,844)
Other foreign currency transactions	—	(1,590,475)	(8,332)	(99,448)	18	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,692,777)	(22,150,367)	(868,886)	(4,857,551)	(472,299)	19,824,171
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(3,008,042)	(440,417,026)	(2,949,667)	(6,499,482)	(4,956,389)	(64,155,314)
Futures contracts	—	(757,762)	(11,292)	(6,683)	(7,713)	(20,566)
Translation of other assets and liabilities in foreign currencies	—	(374,738)	(1,201)	(2,154)	(246)	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(3,008,042)	(441,549,526)	(2,962,160)	(6,508,319)	(4,964,348)	(64,175,880)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(4,700,819)	(463,699,893)	(3,831,046)	(11,365,870)	(5,436,647)	(44,351,709)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (4,362,048)	$ (400,127,285)	$ (3,284,617)	$ (9,524,868)	$ (4,823,888)	$ (37,647,309)

(1)	Includes realized gains/(losses) as a result of in-kind redemptions (See Note 11 in the accompanying Notes to Financial Statements).
The accompanying notes are an integral part of these financial statements.
47

Hartford Multifactor ETFs
 Statements of Changes in Net Assets

	Hartford Longevity Economy ETF		Hartford Multifactor Developed Markets (ex-US) ETF
	For the Year Ended September 30, 2022	For the Period Ended September 30, 2021(1)	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Operations:
Net investment income (loss)	$ 338,771	$ 101,110	$ 63,572,608	$ 67,566,115
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(1,692,777)	215,074	(22,150,367)	134,183,930
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(3,008,042)	(280,464)	(441,549,526)	178,795,137
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,362,048)	35,720	(400,127,285)	380,545,182
Distributions to Shareholders	(331,873)	(73,437)	(85,500,016)	(66,581,005)
Fund Share Transactions:
Sold	—	29,116,378	40,163,437	39,421,674
Redeemed	—	(4,077,718)	(254,199,335)	(408,608,631)
Net increase (decrease) from capital share transactions	—	25,038,660	(214,035,898)	(369,186,957)
Net Increase (Decrease) in Net Assets	(4,693,921)	25,000,943	(699,663,199)	(55,222,780)
Net Assets:
Beginning of period	25,000,943	—	1,945,924,804	2,001,147,584
End of period	$ 20,307,022	$ 25,000,943	$ 1,246,261,605	$ 1,945,924,804

(1)	Commenced operations on March 16, 2021.
The accompanying notes are an integral part of these financial statements.
48

Hartford Multifactor ETFs
 Statements of Changes in Net Assets – (continued)

	Hartford Multifactor Diversified International ETF		Hartford Multifactor Emerging Markets ETF
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Operations:
Net investment income (loss)	$ 546,429	$ 226,346	$ 1,841,002	$ 1,245,735
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(868,886)	510,379	(4,857,551)	7,858,670
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(2,962,160)	440,577	(6,508,319)	2,518,212
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,284,617)	1,177,302	(9,524,868)	11,622,617
Distributions to Shareholders	(356,579)	(198,992)	(1,765,068)	(1,364,480)
Fund Share Transactions:
Sold	13,090,156	—	10,426,231	—
Redeemed	—	—	(15,554,279)	(11,443,163)
Other Capital	5,215	—	60,187	11,522
Net increase (decrease) from capital share transactions	13,095,371	—	(5,067,861)	(11,431,641)
Net Increase (Decrease) in Net Assets	9,454,175	978,310	(16,357,797)	(1,173,504)
Net Assets:
Beginning of period	5,706,737	4,728,427	41,912,828	43,086,332
End of period	$ 15,160,912	$ 5,706,737	$ 25,555,031	$ 41,912,828
The accompanying notes are an integral part of these financial statements.
49

Hartford Multifactor ETFs
 Statements of Changes in Net Assets – (continued)

	Hartford Multifactor Small Cap ETF		Hartford Multifactor US Equity ETF
	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Operations:
Net investment income (loss)	$ 612,759	$ 208,607	$ 6,704,400	$ 5,051,123
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(472,299)	2,186,552	19,824,171	46,151,309
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(4,964,348)	707,235	(64,175,880)	21,944,816
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,823,888)	3,102,394	(37,647,309)	73,147,248
Distributions to Shareholders	(599,785)	(202,752)	(6,307,270)	(5,642,254)
Fund Share Transactions:
Sold	17,906,046	21,056,818	168,676,690	245,723,876
Redeemed	(9,800,494)	(6,907,604)	(176,940,930)	(172,629,516)
Net increase (decrease) from capital share transactions	8,105,552	14,149,214	(8,264,240)	73,094,360
Net Increase (Decrease) in Net Assets	2,681,879	17,048,856	(52,218,819)	140,599,354
Net Assets:
Beginning of period	24,771,753	7,722,897	385,960,190	245,360,836
End of period	$ 27,453,632	$ 24,771,753	$ 333,741,371	$ 385,960,190
The accompanying notes are an integral part of these financial statements.
50

Hartford Multifactor ETFs
Financial Highlights

—Selected Per-Share Data(1)—								—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Longevity Economy ETF
For the Year Ended September 30, 2022
$ 26.32	$ 0.36	$ (4.95)	$ (4.59)	$ —	$ (0.35)	$ (0.35)	$ 21.38	(17.63)%	$ 20,307	0.44%	0.44%	1.40%	63%
For the Period Ended September 30, 2021(5)
$ 25.00	$ 0.18	$ 1.22	$ 1.40	$ —	$ (0.08)	$ (0.08)	$ 26.32	5.58% (6)	$ 25,001	0.44% (7)	0.44% (7)	1.23% (7)	70% (8)
Hartford Multifactor Developed Markets (ex-US) ETF
For the Year Ended September 30, 2022
$ 30.26	$ 1.07	$ (8.03)	$ (6.96)	$ —	$ (1.44)	$ (1.44)	$ 21.86	(23.89)%	$ 1,246,262	0.29%	0.29%	3.82%	33%
For the Year Ended September 30, 2021
$ 25.89	$ 0.99	$ 4.37	$ 5.36	$ —	$ (0.99)	$ (0.99)	$ 30.26	20.81%	$ 1,945,925	0.29%	0.29%	3.37%	44%
For the Year Ended September 30, 2020
$ 27.76	$ 0.68	$ (1.79)	$ (1.11)	$ —	$ (0.76)	$ (0.76)	$ 25.89	(4.04)%	$ 2,001,148	0.29%	0.29%	2.60%	57%
For the Year Ended September 30, 2019
$ 28.97	$ 0.98	$ (1.51)	$ (0.53)	$ —	$ (0.68)	$ (0.68)	$ 27.76	(1.78)%	$ 2,335,688	0.29%	0.29%	3.56%	63%
For the Year Ended September 30, 2018
$ 28.24	$ 0.91	$ 0.45(9)	$ 1.36	$ 0.00 (10)	$ (0.63)	$ (0.63)	$ 28.97	4.85%	$ 811,066	0.31%	0.31%	3.17%	47%
Hartford Multifactor Diversified International ETF
For the Year Ended September 30, 2022
$ 28.53	$ 1.56	$ (7.11)	$ (5.55)	$ 0.01	$ (1.33)	$ (1.33)	$ 21.66	(20.34)%	$ 15,161	0.29%	0.29%	6.09%	65%
For the Year Ended September 30, 2021
$ 23.64	$ 1.13	$ 4.75	$ 5.88	$ —	$ (0.99)	$ (0.99)	$ 28.53	25.06%	$ 5,707	0.29%	0.29%	4.09%	89%
For the Year Ended September 30, 2020
$ 26.84	$ 0.75	$ (3.13)	$ (2.38)	$ —	$ (0.82)	$ (0.82)	$ 23.64	(9.03)%	$ 4,728	0.29%	0.29%	3.06%	156%
For the Year Ended September 30, 2019
$ 27.35	$ 0.69	$ (0.51)	$ 0.18	$ —	$ (0.69)	$ (0.69)	$ 26.84	0.81%	$ 5,368	0.29%	0.29%	2.64%	38%
For the Year Ended September 30, 2018
$ 26.58	$ 0.65	$ 0.71	$ 1.36	$ —	$ (0.59)	$ (0.59)	$ 27.35	5.16%	$ 5,470	0.33%	0.33%	2.37%	35%
Hartford Multifactor Emerging Markets ETF
For the Year Ended September 30, 2022
$ 24.65	$ 1.02	$ (6.43)	$ (5.41)	$ 0.03	$ (1.02)	$ (1.02)	$ 18.25	(22.60)%	$ 25,555	0.44%	0.44%	4.55%	70%
For the Year Ended September 30, 2021
$ 19.58	$ 0.69	$ 5.10	$ 5.79	$ 0.01	$ (0.73)	$ (0.73)	$ 24.65	29.81%	$ 41,913	0.44%	0.44%	2.89%	96%
For the Year Ended September 30, 2020
$ 22.20	$ 0.58	$ (2.37)	$ (1.79)	$ 0.01	$ (0.84)	$ (0.84)	$ 19.58	(8.34)%	$ 43,086	0.44%	0.44%	2.80%	77%
For the Year Ended September 30, 2019
$ 23.24	$ 0.66	$ (1.12)	$ (0.46)	$ 0.03	$ (0.61)	$ (0.61)	$ 22.20	(1.90)%	$ 68,823	0.49%	0.49%	2.89%	78%
For the Year Ended September 30, 2018
$ 24.34	$ 0.60	$ (1.24)	$ (0.64)	$ 0.01	$ (0.47)	$ (0.47)	$ 23.24	(2.64)%	$ 65,080	0.52%	0.52%	2.42%	25%
Hartford Multifactor Small Cap ETF
For the Year Ended September 30, 2022
$ 38.11	$ 0.82	$ (5.81)	$ (4.99)	$ —	$ (0.82)	$ (0.82)	$ 32.30	(13.38)%	$ 27,454	0.34%	0.34%	2.17%	52%
The accompanying notes are an integral part of these financial statements.
51

Hartford Multifactor ETFs
Financial Highlights – (continued)

—Selected Per-Share Data(1)—								—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Multifactor Small Cap ETF – (continued)
For the Year Ended September 30, 2021
$ 25.74	$ 0.54	$ 12.37	$ 12.91	$ —	$ (0.54)	$ (0.54)	$ 38.11	50.39%	$ 24,772	0.34%	0.34%	1.48%	73%
For the Year Ended September 30, 2020
$ 28.55	$ 0.41	$ (2.34)	$ (1.93)	$ 0.00 (10)	$ (0.88)	$ (0.88)	$ 25.74	(7.05)%	$ 7,723	0.35%	0.35%	1.52%	158%
For the Year Ended September 30, 2019
$ 31.78	$ 0.81	$ (3.23)	$ (2.42)	$ 0.00 (10)	$ (0.81)	$ (0.81)	$ 28.55	(7.46)%	$ 17,133	0.39%	0.39%	2.80%	50%
For the Year Ended September 30, 2018
$ 30.25	$ 0.72	$ 1.54	$ 2.26	$ 0.00 (10)	$ (0.73)	$ (0.73)	$ 31.78	7.52%	$ 22,243	0.44%	0.44%	2.26%	41%
Hartford Multifactor US Equity ETF
For the Year Ended September 30, 2022
$ 39.89	$ 0.73	$ (4.60)	$ (3.87)	$ —	$ (0.70)	$ (0.70)	$ 35.32	(9.89)%	$ 333,741	0.19%	0.19%	1.81%	47%
For the Year Ended September 30, 2021
$ 31.76	$ 0.57	$ 8.22	$ 8.79	$ —	$ (0.66)	$ (0.66)	$ 39.89	27.83%	$ 385,960	0.19%	0.19%	1.50%	76%
For the Year Ended September 30, 2020
$ 32.20	$ 0.70	$ (0.45)	$ 0.25	$ —	$ (0.69)	$ (0.69)	$ 31.76	0.92%	$ 245,361	0.19%	0.19%	2.25%	71%
For the Year Ended September 30, 2019
$ 33.01	$ 0.73	$ (0.89)(9)	$ (0.16)	$ —	$ (0.65)	$ (0.65)	$ 32.20	(0.31)%	$ 307,491	0.19%	0.19%	2.35%	81%
For the Year Ended September 30, 2018
$ 28.77	$ 0.57	$ 4.15	$ 4.72	$ —	$ (0.48)	$ (0.48)	$ 33.01	16.47%	$ 173,304	0.21%	0.21%	1.80%	36%

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)	Commenced operations on March 16, 2021.
(6)	Not annualized.
(7)	Annualized.
(8)	Reflects the Fund's portfolio turnover for the period March 16, 2021 through September 30, 2021.
(9)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(10)	Per share amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.
52

Hartford Multifactor ETFs
 Notes to Financial Statements
 September 30, 2022

1.	Organization:
Lattice Strategies Trust (the "Trust") is an open-end registered management investment company comprised of six operational series as of September 30, 2022. Financial statements for the series of the Trust listed below (each, a "Fund" and collectively, the "Funds") are included in this report.

Lattice Strategies Trust:
Hartford Longevity Economy ETF (the "Longevity Economy ETF")
Hartford Multifactor Developed Markets (ex-US) ETF (the "Multifactor Developed Markets (ex-US) ETF")
Hartford Multifactor Diversified International ETF (the "Multifactor Diversified International ETF")
Hartford Multifactor Emerging Markets ETF (the "Multifactor Emerging Markets ETF")
Hartford Multifactor Small Cap ETF (the "Multifactor Small Cap ETF")
Hartford Multifactor US Equity ETF (the "Multifactor US Equity ETF")
Longevity Economy ETF commenced operations on March 16, 2021. Multifactor Diversified International ETF commenced operations on May 10, 2017. Multifactor Small Cap ETF commenced operations on March 23, 2015. Each of the other Funds commenced operations on February 25, 2015.
Each Fund is an exchange-traded fund ("ETF") that trades on an exchange like other publicly traded securities. Each Fund is designed to track an index. Shares of Longevity Economy ETF, Multifactor Developed Markets (ex-US) ETF, Multifactor Emerging Markets ETF, Multifactor Small Cap ETF and Multifactor US Equity ETF are listed and traded on NYSE Arca, Inc. ("NYSE Arca"). Shares of Multifactor Diversified International ETF are listed and traded on Cboe BZX Exchange, Inc. ("Cboe BZX"). Each share of a Fund represents a partial ownership in the Fund's assets and liabilities, including securities held by the Fund. Shares of a Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value ("NAV") only by certain large institutional investors ("Authorized Participants") who have entered into agreements with ALPS Distributors, Inc. ("ALPS" or the "Distributor"), the Funds’ Distributor.
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Trust was organized as a Delaware statutory trust on April 15, 2014 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are registered under the Securities Act of 1933, as amended (the "Securities Act"). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 "Financial Services – Investment Companies."
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept creation and redemption orders from Authorized Participants and calculate each Fund’s NAV in accordance with applicable law. The NAV for the shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV per share of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
53

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

With respect to a Fund's investments that do not have readily available market prices, the Company's Board of Trustees (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of the Trust ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Designee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Committee reports fair value matters to the Audit Committee of the Board.
Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange. If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the close of the relevant exchange ("Exchange Close"). If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the close of the Exchange Close. Over-the-counter derivatives and other instruments that do not trade on an exchange are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or sell shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These
54

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Multifactor Developed Markets (ex-US) ETF, Multifactor Diversified International ETF and Multifactor Emerging Markets ETF is to pay dividends from net investment income and realized gains, if any, semi-annually. The policy of Longevity Economy ETF, Multifactor US Equity ETF and Multifactor Small Cap ETF is to pay dividends from net investment income and realized gains, if any, quarterly. Amounts may vary significantly from period to period and realized gains, if any, are paid at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. (see Federal Income Taxes: Distributions and Components of Distributable Earnings and classification of Capital Accounts notes).
3.	Securities and Other Investments:
Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.
55

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended September 30, 2022, each of Multifactor Developed Markets (ex-US) ETF, Multifactor Diversified International ETF, Multifactor Emerging Markets ETF, Multifactor Small Cap ETF and Multifactor US Equity ETF had used Futures Contracts.
b)	Additional Derivative Instrument Information:
Multifactor Developed Markets (ex-US) ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 1,255,938	$ —	$ 1,255,938
Total	$ —	$ —	$ —	$ 1,255,938	$ —	$ 1,255,938

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (2,621,132)	$ —	$ (2,621,132)
Total	$ —	$ —	$ —	$ (2,621,132)	$ —	$ (2,621,132)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (757,762)	$ —	$ (757,762)
Total	$ —	$ —	$ —	$ (757,762)	$ —	$ (757,762)
For the year ended September 30, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	96
56

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

Multifactor Diversified International ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 11,292	$ —	$ 11,292
Total	$ —	$ —	$ —	$ 11,292	$ —	$ 11,292

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 1,301	$ —	$ 1,301
Total	$ —	$ —	$ —	$ 1,301	$ —	$ 1,301
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (11,292)	$ —	$ (11,292)
Total	$ —	$ —	$ —	$ (11,292)	$ —	$ (11,292)
For the year ended September 30, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	— *

*	Rounds to less than 1 contract.
Multifactor Emerging Markets ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 17,571	$ —	$ 17,571
Total	$ —	$ —	$ —	$ 17,571	$ —	$ 17,571

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

57

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

Multifactor Emerging Markets ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (77,316)	$ —	$ (77,316)
Total	$ —	$ —	$ —	$ (77,316)	$ —	$ (77,316)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (6,683)	$ —	$ (6,683)
Total	$ —	$ —	$ —	$ (6,683)	$ —	$ (6,683)
For the year ended September 30, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	5
Multifactor Small Cap ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 8,805	$ —	$ 8,805
Total	$ —	$ —	$ —	$ 8,805	$ —	$ 8,805

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (27,858)	$ —	$ (27,858)
Total	$ —	$ —	$ —	$ (27,858)	$ —	$ (27,858)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (7,713)	$ —	$ (7,713)
Total	$ —	$ —	$ —	$ (7,713)	$ —	$ (7,713)
For the year ended September 30, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	1
58

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

Multifactor US Equity ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 72,723	$ —	$ 72,723
Total	$ —	$ —	$ —	$ 72,723	$ —	$ 72,723

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (145,844)	$ —	$ (145,844)
Total	$ —	$ —	$ —	$ (145,844)	$ —	$ (145,844)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (20,566)	$ —	$ (20,566)
Total	$ —	$ —	$ —	$ (20,566)	$ —	$ (20,566)
For the year ended September 30, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	6
c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of September 30, 2022:

Multifactor Developed Markets (ex-US) ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (1,255,938)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(1,255,938)
Derivatives not subject to a MNA	—	1,255,938
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

59

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

Multifactor Diversified International ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (11,292)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(11,292)
Derivatives not subject to a MNA	—	11,292
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Multifactor Emerging Markets ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (17,571)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(17,571)
Derivatives not subject to a MNA	—	17,571
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Multifactor Small Cap ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (8,805)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(8,805)
Derivatives not subject to a MNA	—	8,805
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Multifactor US Equity ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (72,723)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(72,723)
Derivatives not subject to a MNA	—	72,723
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund's prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, continues to negatively affect the worldwide economy, as a result of ongoing supply chain disruptions and labor shortages, and impact the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and
60

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
A Fund’s focus on securities of issuers that reflect a specific theme or focus on a specific sector or industry may affect the Fund’s exposure to certain industries or types of investments. The Fund’s relative investment performance may also be affected depending on whether such themes, sectors, industries or investments are in or out of favor with the market. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies and developments affecting companies focused on longevity and aging solutions generally. In addition, under certain market conditions, a Fund may underperform funds that invest in a broader array of investments.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
Recent events, including the invasion of Ukraine by Russia, have interjected uncertainty into the global financial markets. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions, which affect companies in many sectors, including energy, financial services and defense, among others, could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet redemptions.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2022. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended September 30, 2022 and September 30, 2021 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Fund	Ordinary Income	Ordinary Income
Longevity Economy ETF(1)	$ 331,873	$ 73,437
Multifactor Developed Markets (ex-US) ETF	85,500,016	66,581,005
Multifactor Diversified International ETF	356,579	198,992
Multifactor Emerging Markets ETF	1,765,068	1,364,480
Multifactor Small Cap ETF	599,785	202,752
Multifactor US Equity ETF	6,307,270	5,642,254

(1)	Distributions for the period March 16, 2021 (commencement of operations) through September 30, 2021.
61

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

As of September 30, 2022, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Longevity Economy ETF	$ 32,835	$ (2,136,048)	$ (3,327,291)	$ (5,430,504)
Multifactor Developed Markets (ex-US) ETF	6,531,979	(346,681,994)	(243,534,190)	(583,684,205)
Multifactor Diversified International ETF	330,818	(1,329,395)	(2,564,717)	(3,563,294)
Multifactor Emerging Markets ETF	759,069	(17,693,417)	(5,293,208)	(22,227,556)
Multifactor Small Cap ETF	21,452	(5,268,620)	(4,865,953)	(10,113,121)
Multifactor US Equity ETF	425,160	(43,392,950)	(32,069,902)	(75,037,692)

(1)	Differences between book-basis and tax basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITS, certain derivatives.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as redemption in-kind transactions and adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year or period ended September 30, 2022, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Multifactor Developed Markets (ex-US) ETF	$ 37,634,257	$ (37,634,257)
Multifactor Emerging Markets ETF	166,129	(166,129)
Multifactor Small Cap ETF	1,515,930	(1,515,930)
Multifactor US Equity ETF	31,476,673	(31,476,673)
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At September 30, 2022 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Longevity Economy ETF	$ 1,330,369	$ 805,679
Multifactor Developed Markets (ex-US) ETF	241,007,929	105,674,065
Multifactor Diversified International ETF	1,053,432	275,963
Multifactor Emerging Markets ETF	9,667,803	8,025,614
Multifactor Small Cap ETF*	3,274,222	1,994,398
Multifactor US Equity ETF	29,212,470	14,180,480

*	Future utilization of losses are subject to limitation under current tax laws.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at September 30, 2022 is different from book purposes primarily due to wash sale loss deferrals, Passive Foreign Investment Companies ("PFICs") mark-to-market adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss
62

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

deferrals, REIT adjustments and mark-to-market adjustments on PFICs and futures. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Longevity Economy ETF	$ 23,684,263	$ 572,833	$ (3,900,124)	$ (3,327,291)
Multifactor Developed Markets (ex-US) ETF	1,513,233,692	56,953,039	(300,023,473)	(243,070,434)
Multifactor Diversified International ETF	17,672,082	80,727	(2,644,133)	(2,563,406)
Multifactor Emerging Markets ETF	30,647,491	1,054,901	(6,344,578)	(5,289,677)
Multifactor Small Cap ETF	32,499,114	830,914	(5,696,685)	(4,865,771)
Multifactor US Equity ETF	365,248,258	9,682,826	(41,752,728)	(32,069,902)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC") reviews each Fund’s tax positions for all open tax years. As of September 30, 2022, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year or period ended September 30, 2022, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Advisory Agreement – Lattice Strategies LLC (the "Adviser" or "Lattice") serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust. Lattice is a wholly owned subsidiary of HFMC, which is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). Lattice has overall investment supervisory responsibility for each Fund. In addition, Lattice provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. Lattice has contracted with Mellon Investments Corporation ("Mellon") under a sub-advisory agreement pursuant to which Mellon performs the daily investment of the assets of each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to Lattice, a portion of which may be used to compensate Mellon.
Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Trust, except for (i) interest and taxes; (ii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (iii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) acquired fund fees and expenses; and (vii) the advisory fee payable to the Adviser under the Investment Advisory Agreement. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by the Investment Advisory Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.
The schedule below reflects the rates of compensation paid to Lattice for investment advisory services rendered as of September 30, 2022; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Longevity Economy ETF	0.44%
Multifactor Developed Markets (ex-US) ETF	0.29%
Multifactor Diversified International ETF	0.29%
Multifactor Emerging Markets ETF	0.44%
Multifactor Small Cap ETF	0.34%
Multifactor US Equity ETF	0.19%
b)	Distribution Plans - Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of its shares. The Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees.
For the year ended September 30, 2022, the Funds did not pay any Rule 12b-1 fees.
63

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

c)	Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended September 30, 2022, a portion of the Trust's Chief Compliance Officer’s ("CCO") compensation was paid by HFMC. As part of the Funds' Investment Advisory Agreement, HFMC also pays any CCO compensation on behalf of the Funds.
8.	Securities Lending:
The Trust has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of September 30, 2022.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Longevity Economy ETF	$ 68,720	$ 71,031	$ —
Multifactor Developed Markets (ex-US) ETF	35,499,359	43,465,048	2,951,230
Multifactor Diversified International ETF	79,356	81,332	38,382
Multifactor Emerging Markets ETF	—	—	—
Multifactor Small Cap ETF	279,502	284,309	—
Multifactor US Equity ETF	839,079	869,696	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Custodian and Transfer Agent:
State Street Bank and Trust Company ("State Street") serves as Custodian for the Funds pursuant to a custodian agreement ("Custodian Agreement") dated December 31, 2014, as amended from time to time. As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the shares and calculates net income and realized capital gains or losses. State Street serves as Transfer Agent of each Fund pursuant to a transfer agency and service agreement ("Transfer Agency and Service Agreement") dated February 13, 2018, as amended from time to time. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of each Fund and processes the purchases and redemptions of Creation Units.
For the services provided under the Custodian Agreement and Transfer Agency and Service Agreement, Lattice or an affiliate, and not the Funds, compensates State Street pursuant to the Funds' unitary management fee structure.
64

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

10.	Affiliate Holdings:
As of September 30, 2022, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Fund	Percentage of Fund
Longevity Economy ETF	99%
Multifactor Diversified International ETF	11%
Multifactor Small Cap ETF	44%
As of September 30, 2022, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund
Multifactor Developed Markets (ex-US) ETF	4%
Multifactor Emerging Markets ETF	11%
Multifactor US Equity ETF	20%
11.	Investment Transactions:
For the year ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Longevity Economy ETF	$ 15,206,190	$ 15,160,144	$ 15,206,190	$ 15,160,144
Multifactor Developed Markets (ex-US) ETF	543,155,406	559,404,343	543,155,406	559,404,343
Multifactor Diversified International ETF	9,068,565	5,800,434	9,068,565	5,800,434
Multifactor Emerging Markets ETF	27,819,391	28,368,102	27,819,391	28,368,102
Multifactor Small Cap ETF	14,621,548	14,547,285	14,621,548	14,547,285
Multifactor US Equity ETF	171,438,797	170,530,829	171,438,797	170,530,829
For the year ended September 30, 2022, in-kind transactions, which are not included in the table above, associated with purchase or redemption of Creation Units were as follows:
Fund	Cost of Purchases	Sales Proceeds	Realized Gain/(Loss)
Multifactor Developed Markets (ex-US) ETF	$ 37,125,283	$ 247,340,341	$ 39,685,615
Multifactor Diversified International ETF	9,910,962	—	—
Multifactor Emerging Markets ETF	3,029,033	7,617,529	232,128
Multifactor Small Cap ETF	17,906,316	9,796,323	1,512,354
Multifactor US Equity ETF	168,850,232	177,155,004	31,860,758
12.	Share Transactions:
Each Fund will issue and redeem shares at NAV only with certain Authorized Participants in large increments known as ‘‘Creation Units.” Purchases of Creation Units are made by tendering a basket of designated securities and/or cash to a Fund and redemption proceeds are paid with a basket of securities and/or cash from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of securities included in the relevant baskets for any reason at the Trust’s sole discretion. Each Fund’s shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units, and is recorded as Other Capital on the Statements of Changes in Net Assets.
Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a ‘‘Participating Party,’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’), or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement (‘‘Participation Agreement’’) with the Distributor with respect to creations and redemptions of Creation Units.
65

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

Shares of Longevity Economy ETF, Multifactor Developed Markets (ex-US) ETF, Multifactor Emerging Markets ETF, Multifactor Small Cap ETF and Multifactor US Equity ETF are listed on the NYSE Arca and shares of Multifactor Diversified International ETF are listed on the Cboe BZX. Shares of each Fund are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than a Fund’s NAV upon sale of shares.
Because each Fund is structured as an ETF, individual shares may only be purchased and sold on a listing exchange through a broker-dealer. The price of shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Funds generally will issue or redeem Creation Units in return for a designated basket of securities and/or cash that the Fund specifies each business day. The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time.
The following information is for the year or period ended September 30, 2022 and September 30, 2021:

	For the Year Ended September 30, 2022		For the Year or Period Ended September 30, 2021
	Shares	Amount	Shares	Amount
Longevity Economy ETF(1)
Shares Sold	—	$ —	1,100,001	$ 29,116,378
Shares Redeemed	—	—	(150,001)	(4,077,718)
Total Net Increase (Decrease)	—	—	950,000	25,038,660
Multifactor Developed Markets (ex-US) ETF
Shares Sold	1,550,000	$ 40,163,437	1,400,000	$ 39,421,674
Shares Redeemed	(8,850,000)	(254,199,335)	(14,400,000)	(408,608,631)
Total Net Increase (Decrease)	(7,300,000)	(214,035,898)	(13,000,000)	(369,186,957)
Multifactor Diversified International ETF
Shares Sold	500,000	$ 13,090,156	—	$ —
Shares Redeemed	—	—	—	—
Other Capital	—	5,215	—	—
Total Net Increase (Decrease)	500,000	13,095,371	—	—
Multifactor Emerging Markets ETF
Shares Sold	500,000	$ 10,426,231	—	$ —
Shares Redeemed	(800,000)	(15,554,279)	(500,000)	(11,443,163)
Other Capital	—	60,187	—	11,522
Total Net Increase (Decrease)	(300,000)	(5,067,861)	(500,000)	(11,431,641)
Multifactor Small Cap ETF
Shares Sold	450,000	$ 17,906,046	550,000	$ 21,056,818
Shares Redeemed	(250,000)	(9,800,494)	(200,000)	(6,907,604)
Total Net Increase (Decrease)	200,000	8,105,552	350,000	14,149,214
Multifactor US Equity ETF
Shares Sold	4,125,000	$ 168,676,690	6,450,000	$ 245,723,876
Shares Redeemed	(4,350,000)	(176,940,930)	(4,500,000)	(172,629,516)
Total Net Increase (Decrease)	(225,000)	(8,264,240)	1,950,000	73,094,360

(1)	Commenced operations on March 16, 2021.
13.	Indemnifications:
Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under the applicable laws of the State of Delaware and federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
66

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2022

14.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
15.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
67

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of

To the Board of Trustees of Lattice Strategies Trust and Shareholders of Hartford Longevity Economy ETF, Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Diversified International ETF, Hartford Multifactor Emerging Markets ETF, Hartford Multifactor Small Cap ETF, and Hartford Multifactor US Equity ETF
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting Lattice Strategies Trust, hereafter collectively referred to as the "Funds") as of September 30, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Hartford Multifactor Developed Markets (ex-US) ETF
Hartford Multifactor Diversified International Equity ETF
Hartford Multifactor Emerging Markets ETF
Hartford Multifactor Small Cap ETF
Hartford Multifactor US Equity ETF	For the year ended September 30, 2022	For the years ended September 30, 2022 and 2021	For the years ended September 30, 2022, 2021, and 2020
Hartford Longevity Economy ETF	For the year ended September 30, 2022	For the year ended September 30, 2022 and the period March 16, 2021 (commencement of operations) to September 30, 2021	For the year ended September 30, 2022 and the period March 16, 2021 (commencement of operations) to September 30, 2021
The financial statements of the Funds as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 22, 2022
We have served as the auditor of one or more Hartford investment companies since 2020.
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Hartford Multifactor ETFs
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program ("LRM Program") established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Trustees ("Board") of Lattice Strategies Trust has appointed Hartford Funds Management Company, LLC ("HFMC") to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments ("HLIM"); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held August 9-10, 2022, HFMC provided an annual written report to the Board covering the period from April 1, 2021 through June 30, 2022 (the "Reporting Period"). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s ("LRM Program Vendor") processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund and no Fund breached its HLIM.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
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Hartford Multifactor ETFs
Trustees and Officers of the Trust (Unaudited)

Lattice Strategies Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Trust as of September 30, 2022. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 800-456-7526.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES
HILARY E. ACKERMANN (1956)	Trustee	Since 2017	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	80	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Trustee	Since 2016	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	80	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
DERRICK D. CEPHAS (1952)	Trustee	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	80	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK (1958)	Trustee and Chair of the Board	Trustee since 2017; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company ("Bain"). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	80	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Trustee	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	80	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
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Hartford Multifactor ETFs
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
ANDREW A. JOHNSON (1962)	Trustee	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	80	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Trustee	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	80	None
DAVID SUNG (1953)	Trustee	Since 2016	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	80	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED TRUSTEE
JAMES E. DAVEY(4) (1964)	Trustee, President and Chief Executive Officer	Trustee since 2017; President and Chief Executive Officer since 2017	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	80	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Trust. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2016; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
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Hartford Multifactor ETFs
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
VERNON J. MEYER (1964)	Vice President	Since 2016	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Trustee holds an indefinite term until his or her retirement, resignation, removal, or death. Trustees generally must retire no later than December 31 of the year in which the Trustee turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
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Hartford Multifactor ETFs

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 800-456-7526 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 800-456-7526, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
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Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Lattice Strategies Trust
Hartford Longevity Economy ETF
Hartford Multifactor Developed Markets (ex-US) ETF
Hartford Multifactor Diversified International ETF
Hartford Multifactor Emerging Markets ETF
Hartford Multifactor Small Cap ETF
Hartford Multifactor US Equity ETF
Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each registered investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the "Independent Trustees"), annually review and consider the continuation of the investment company’s investment advisory and sub-advisory agreements. At its meeting held on August 9-10, 2022, the Board of Trustees (the "Board") of Lattice Strategies Trust (the "Trust"), including each of the Independent Trustees, unanimously voted to approve (i) the continuation of an investment advisory agreement (the "Investment Advisory Agreement") by and between the Trust, on behalf of each of its series listed above (each a "Fund" and collectively, the "Funds"), and Lattice Strategies LLC ("Lattice Strategies"), a wholly owned subsidiary of Hartford Funds Management Company, LLC; and (ii) a separate investment sub-advisory agreement (the "Sub-advisory Agreement" and together with the Investment Advisory Agreement, the "Agreements") between Lattice Strategies and the Funds’ sub-adviser, Mellon Investments Corporation (the "Sub-adviser," and together with Lattice Strategies, the "Advisers").
In the months preceding the August 9-10, 2022 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2022 and August 9-10, 2022. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, including tracking difference, legal, compliance and risk management matters, sales and marketing activity, secondary market trading premium and discount information, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of Lattice Strategies received at the Board’s meetings on June 15-16, 2022 and August 9-10, 2022 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 20, 2022 concerning Fund performance and other investment-related matters.
The Independent Trustees, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. ("Broadridge"), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual advisory fees, actual advisory fees and total expense ratio compared to those of comparable investment companies with similar investment objectives. The Independent Trustees also engaged an independent financial services consultant (the "Consultant") to assist them in evaluating the Funds’ respective contractual advisory fees, actual advisory fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies used by Lattice Strategies in connection with the continuation of the Investment Advisory Agreement.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Trust. The Independent Trustees were also separately assisted by independent legal counsel throughout the evaluation process. In connection with their deliberations, the Independent Trustees met separately with independent legal counsel and the Consultant on June 10, 2022 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 10, 2022 and June 15-16, 2022 meetings, the Independent Directors presented Lattice Strategies with requests for additional information on certain topics. Lattice Strategies and its affiliates responded to these requests with written additional information in advance of the August 9-10, 2022 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
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Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by Lattice Strategies and its affiliates (the "Hartford funds"). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account Lattice Strategies’ and its affiliates’ communications with the Board in light of the ongoing coronavirus ("COVID-19") pandemic.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered investments by Lattice Strategies and its affiliates in business continuity planning designed to benefit the Funds, and the implementation of their business continuity plans due to the ongoing COVID-19 pandemic. The Board also noted Lattice Strategies’ and its affiliates’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the ongoing COVID-19 pandemic.
With respect to Lattice Strategies, the Board noted that, under the Investment Advisory Agreement, Lattice Strategies is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by Lattice Strategies that were not delegated to or assumed by the Sub-adviser, including the entrepreneurial and other risks assumed by Lattice Strategies in connection with sponsoring and providing ongoing services to each Fund. The Board considered that Lattice Strategies is responsible for the creation, maintenance and ongoing monitoring of each Fund’s custom proprietary benchmark index. The Board considered Lattice Strategies’ and its affiliates’ ongoing monitoring of people, process and performance, including their quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that Lattice Strategies and its affiliates have demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered Lattice Strategies’ periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered Lattice Strategies’ oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered Lattice Strategies’ day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Lattice Strategies’ oversight in this regard.
In addition, the Board considered Lattice Strategies’ and its affiliates’ ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that Lattice Strategies and its affiliates had incurred, as well as the risks Lattice Strategies and its affiliates had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that Lattice Strategies or its affiliates are responsible for providing the Funds’ officers.
With respect to the Sub-adviser, which is responsible for the daily investment of the assets of each Fund, subject to oversight by Lattice Strategies, among the other services set forth in the Sub-advisory Agreement, the Board considered, among other things, the Sub-adviser’s investment personnel, investment process, investment research capabilities and resources, performance record, process used for monitoring factors that drive tracking difference, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by Lattice Strategies and the Sub-adviser.
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Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated Lattice Strategies’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, including information comparing each Fund’s investment performance to the performance of its custom proprietary benchmark index. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by Lattice Strategies throughout the year, including in connection with the approval of the continuation of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, each Fund’s gross and net tracking difference as it relates to tracking the performance of its custom proprietary benchmark index, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. In reviewing the tracking difference reports, the Board considered Lattice Strategies’ assessment of each Fund’s tracking difference, including information comparing each Fund’s tracking difference to both a general tracking difference range established for the Fund and the tracking difference for an appropriate group of peer funds over various periods, Lattice Strategies’ views regarding the appropriateness of the general tracking difference ranges and explanations of the factors contributing to any tracking difference. The Board noted the factors driving tracking difference for each Fund that are outside the control of the Advisers. For details regarding each Fund’s tracking difference, see the Fund-by-Fund synopsis below. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record and tracking difference.
While the Board primarily evaluated each Fund’s performance by reviewing the Fund’s tracking difference relative to its custom proprietary benchmark index, the Board also considered Lattice Strategies’ assessment of the quality of each Fund’s custom proprietary benchmark index and whether each such index was continuing to function as intended. The Board reviewed the performance of certain Funds and their custom proprietary benchmark indexes relative to unaffiliated broad-based securities market indexes and found such comparisons to be useful in evaluating the performance of such Funds and their custom proprietary benchmark indexes. The Board considered that Lattice Strategies believes that each Fund’s custom proprietary benchmark index was continuing to function as intended. In addition, the Board considered information about Lattice Strategies’ overall assessment of the functioning of each Fund’s arbitrage mechanism, noting Lattice Strategies’ statement that the arbitrage mechanism of each Fund functioned as expected.
In light of all the considerations noted above, the Board concluded that it had continued confidence in Lattice Strategies’ and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding Lattice Strategies’ cost to provide investment management and related services to each Fund and Lattice Strategies’ profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from Lattice Strategies and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length and that the sub-advisory fees are paid by Lattice Strategies and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-advisory Agreement.
The Board considered the Consultant’s review of the methodologies and estimates used by Lattice Strategies in calculating profitability in connection with the continuation of the Investment Advisory Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that Lattice Strategies’ process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers from their relationships with the Funds were not excessive.
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Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers
The Board considered the comparative information that had been provided at meetings on June 15-16, 2022 and August 9-10, 2022 with respect to the services rendered to and the management fees to be paid by each Fund to Lattice Strategies and the total expense ratio of the Fund. The Board considered that Lattice Strategies would pay all expenses of the Trust, except for (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (v) the advisory fee payable to Lattice Strategies. The Board also considered comparative information with respect to the sub-advisory fees to be paid by Lattice Strategies to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from Lattice Strategies and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge ("Peer Group"). The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the applicable Peer Groups. While the Board recognized that comparisons between a Fund and its Peer Group may be imprecise given, among other differences, the different service levels and characteristics of the investment companies and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and the Peer Groups.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board also considered that any economies of scale in respect of the management of a Fund would benefit Lattice Strategies due to the unitary fee structure of the Fund, but that the unitary fee protects shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board considered that each Fund could share in the benefits from economies of scale as assets in the Fund grow. The Board noted that each Fund’s management fee does not contain breakpoints. However, the Board considered that Lattice Strategies shares anticipated or potential economies of scale with shareholders in a variety of ways, including through initially setting competitive fee rates and pricing each Fund to scale at inception, as well as additional investments in Lattice Strategies’ business and the provision of improved or additional infrastructure and services to the Funds and their shareholders. The Board also noted that, for each of the Hartford Multifactor Diversified International ETF, Hartford Multifactor Emerging Markets ETF and Hartford Multifactor Small Cap ETF, the Fund’s current low asset levels means that the Fund has achieved limited, if any, economies of scale.
The Board also considered how any benefits from economies of scale would be realized by the various parties. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders. The Board noted, however, that it would review any future growth in each Fund’s assets and the appropriateness of any potential future management fee breakpoints as part of its future annual review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
Fund-by-Fund Factors
Solely for purposes of the Fund-by-Fund discussion below, the Board noted that Fund performance is referred to as "in line with" a Fund’s custom proprietary benchmark index where the Fund’s net tracking difference relative to its custom proprietary benchmark index was within a range previously established by the Board as of March 31, 2022.
77

Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Longevity Economy ETF
•	The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the 1-year period, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 2nd quintile of its Peer Group.
Hartford Multifactor Developed Markets (ex-US) ETF
•	The Board considered that the Fund’s performance exceeded its tracking difference threshold for the 1-year period and was in line with its custom proprietary benchmark index for the 3- and 5-year periods, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 1st quintile of its Peer Group.
Hartford Multifactor Diversified International ETF
•	The Board considered that the Fund’s performance exceeded its tracking difference threshold for the 1- and 3-year periods, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its Peer Group, while its actual management fee and total expenses were in the 2nd quintile of its Peer Group.
Hartford Multifactor Emerging Markets ETF
•	The Board considered that the Fund’s performance exceeded its tracking difference threshold for the 1- and 3-year periods and was in line with its custom proprietary benchmark index for the 5-year period, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its Peer Group, while its actual management fee was in the 3rd quintile of its Peer Group and its total expenses were in the 1st quintile of its Peer Group.
Hartford Multifactor Small Cap ETF
•	The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the 1-, 3-, and 5-year periods, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 2nd quintile of its Peer Group.
Hartford Multifactor US Equity ETF
•	The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the 1-, 3-, and 5-year periods, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 2nd quintile of its Peer Group, while its actual management fee was in the 3rd quintile of its Peer Group.
* * * *
78

Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
79

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
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of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
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We may obtain Personal Information from:
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c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
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may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
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As allowed by law, we may share Personal Financial Information with our affiliates to:
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When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
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We are responsible for and must:
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it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
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Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
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Transaction means your business dealings with us, such as:
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You means an individual who has given us Personal Information in conjunction with:
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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2022), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2022

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
Exchange-traded products are distributed by ALPS Distributors, Inc. (ALPS). Advisory services are provided by Lattice Strategies, LLC (Lattice) and Mellon Investments Corporation. Hartford Funds refers to Hartford Funds Distributors, LLC, Member FINRA, Hartford Funds Management Company, LLC, and Lattice, which are not affiliated with ALPS.
ETFAR-MLT22    11/22     2454786     LAT002332    Printed in the U.S.A.

b.	Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent trustee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$99,840 for the fiscal year ended September 30, 2022; $99,840 for the fiscal year ended September 30, 2021.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended September 30, 2022; $0 for the fiscal year ended September 30, 2021.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$77,099 for the fiscal year ended September 30, 2022; $94,960 for the fiscal year ended September 30, 2021. Tax-related services are principally in connection with, but not limited to, general tax services, and excise tax review.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$344 for the fiscal year ended September 30, 2022; $464 for the fiscal year ended September 30, 2021. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e)	Pre-Approval Policies and Procedures

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the Registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a.   The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b.  The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c.   The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d.  The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended September 30, 2022, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $77,443 for the fiscal year ended September 30, 2022; $95,424 for the fiscal year ended September 30, 2021.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $120,925 for the fiscal year ended September 30, 2022 and $325,000 for the fiscal year ended September 30, 2021.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has an audit committee that was established by the Board of Trustees of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s Audit Committee are Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg and David Sung.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LATTICE STRATEGIES TRUST

Date: December 2, 2022	By:	/s/ James E. Davey
James E. Davey
President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 2, 2022	By:	/s/ James E. Davey
James E. Davey
President and
Chief Executive Officer

Date: December 2, 2022	By:	/s/ David A. Naab
David A. Naab
Treasurer (Principal Financial Officer and Principal Accounting Officer)